As filed with the Securities and Exchange Commission on November 24, 2020
Registration Nos.
33-29180
and
811-05823

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM
N-1A
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 77
AND
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 79

DOMINI INVESTMENT TRUST*
(Exact Name of Registrant as Specified in Charter)

180 Maiden Lane, Suite 1302, New York, New York 10038-4925
(Address of Principal Executive Offices)
Registrant’s Telephone Number, including Area Code:
212-217-1100
Amy Domini Thornton
Domini Impact Investments LLC
180 Maiden Lane, Suite 1302
New York, New York 10038-4925
(Name and Address of Agent for Service)

Copy To:
Roger P. Joseph, Esq.
Morgan Lewis & Bockius LLP
One Federal Street
Boston, Massachusetts 02110

It is proposed that this filing become effective on November 30, 2020, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933, as amended.

*	This filing relates only to the Domini International Opportunities Fund, a series of the Domini Investment Trust.

PROSPECTUS	November 30, 2020

DOMINI INTERNATIONAL OPPORTUNITIES FUND
SM
INVESTOR SHARES (RISEX)
INSTITUTIONAL SHARES (LEADX)
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a crime.

TABLE OF CONTENTS

2	The Fund at a Glance

A summary of the Fund’s investment objective, fees and expenses, portfolio turnover, investment strategies, risks, investment results, and management.

2	Domini International Opportunities Fund

6	Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries

7	More on the Fund’s Investment Objectives and Strategies

11	More on the Risks of Investing in the Fund

14	Portfolio Holdings Information

15	Who Manages the Fund?

16	The Fund’s Distribution Plan

A-1	Shareholder Manual

Information about buying, selling, and exchanging shares of the Fund, how Fund shares are valued, Fund distributions, the tax consequences of an investment in the Fund, and how applicable sales charges are calculated.

B-1	Financial Highlights

C-1	For Additional Information

THE FUND AT A GLANCE
DOMINI INTERNATIONAL OPPORTUNITIES FUND
SM
Investment objective:
 The Fund seeks to provide its shareholders with long-term total return.
Fees and expenses of the Fund:
 The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. If you invest in Institutional shares of the Fund through an investment professional or financial intermediary, that investment professional or financial intermediary may charge you a commission in an amount determined and separately disclosed to you by that investment professional or financial intermediary.

Shareholder fees (paid directly from your investment)
Share classes	Investor	Institutional
Redemption fee on shares held less than 30 days (as a percentage of amount redeemed, if applicable)	2.00%	2.00%
Paper document delivery fee (choose e-delivery to avoid this fee) 1	$15/year	$15/year
Outgoing bank wire transfer fee (deducted directly from sale proceeds)	$15/transfer	$15/transfer

Annual Fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Share classes	Investor	Institutional
Management fees	0.85%	0.85%
Distribution (12b-1) fees	0.25%	None
Other expenses 2	0.68%	0.68%
Total annual Fund operating expenses	1.78%	1.53%
Fee waivers and expense reimbursements 3	-0.38%	-0.38%
Total annual Fund operating expenses after fee waivers and expense reimbursements	1.40%	1.15%

1	Paper document delivery fee applies to direct Fund accounts with balances below $10,000 and may be avoided by choosing e-delivery of Fund statements, prospectuses, and reports.

2	Other expenses are based on estimated amounts for the current fiscal year.

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The Fund’s adviser has contractually agreed to waive certain fees and/or reimburse certain ordinary operating expenses in order to limit Investor and Institutional share expenses to 1.40% and 1.15%, respectively. These expense limitations are in effect through November 30, 2021. There can be no assurance that the Adviser will extend the expense limitations beyond such time. While in effect, the arrangement may be terminated for a class only by agreement of the Adviser and the Fund’s Board of Trustees.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s operating expenses (reflecting applicable contractual fee waivers and expense reimbursement arrangements) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be as follows:

Share classes (whether or not shares are redeemed)	1 Year	3 Years
Investor	$143	$523
Institutional	$117	$446
Portfolio turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance but are already reflected in its total returns. The Fund is newly offered; therefore it does not have a turnover rate to report for the most recent fiscal year.
Principal investment strategies:
The Fund may invest in equity securities issued by companies of any market capitalization located throughout the world. For purposes of the Fund’s investment policies, equity securities include common stocks, warrants, rights, depositary receipts and preferred shares. Under normal circumstances, the Fund primarily invests in securities of mid-and
large-capitalization companies tied economically to developed market countries throughout the world, other than the U.S. and Canada.
Under normal circumstances, the Fund’s investments will be tied economically to at least 10 different countries, other than the U.S. and Canada. Under normal circumstances, not more than 15% of the Fund’s net assets will be invested in securities of issuers tied economically to the U.S., Canada, and emerging market countries.
Securities of foreign issuers may be purchased directly or through depositary receipts, including American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), and Global Depositary Receipts (GDRs), or other securities representing underlying shares of foreign companies.

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The Fund may have significant exposure to securities of companies tied economically to Japan, the United Kingdom, or France. The Fund may invest in securities denominated in major reserve currencies, such as the yen, pound sterling, euro, U.S. dollars, and currencies of other countries in which it can invest. To the extent that the Fund has significant exposure to securities of companies tied economically to a particular country or countries (including Japan, the United Kingdom and France), it generally will have corresponding exposure to the currency of such countries (including the yen, pound sterling, and euro). The Fund also may have significant exposure to securities of companies in the financial, industrial, consumer discretionary, and health care sectors. The Fund may have significant exposure to any region, country or sector at any time.
Domini Impact Investments LLC (the “Adviser”), the Fund’s adviser, seeks to identify investment opportunities for the Fund that create positive environmental and social outcomes for people and the planet while seeking competitive financial returns (“Impact Investing”). All of the investment selections made by the Adviser are based on the evaluation of environmental and social factors including the core business in which a company engages and/or how a company treats its key stakeholders, such as its customers, employees, suppliers, ecosystems, local, national and global communities, and/or investors (“environmental and social factors”).
The Fund may, but is not required to, invest in companies that, in addition to being subject to environmental and social factors, also demonstrate a commitment to sustainability solutions. The Adviser will consider a company to demonstrate a commitment to sustainability solutions if, based on the Adviser’s analysis, the company provides, invests in or creates products or services that help: accelerate the transition to a low-carbon
future, contribute to the development of sustainable communities, ensure access to clean water, support more sustainable food systems, promote societal health and well-being, broaden financial inclusion, or bridge the digital divide and/or expand access to economic opportunity.
A security will be sold if the Adviser determines that the company is no longer eligible for investment based on the Adviser’s ongoing evaluation of environmental and social factors, and/or the company no longer demonstrates a commitment to sustainability solutions, as applicable.
SSGA Funds Management, Inc. (the “Subadviser”), the Fund’s subadviser, will purchase or sell securities to implement the Adviser’s investment selections at a time determined appropriate by the Subadviser and in accordance with, but not necessarily in the identical amounts as provided with the Adviser’s investment selections.
Principal risks:
 Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly in the short and long term. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose all or part of your investment in the Fund or your investment may not perform as well as other similar investments. There is no guarantee that the Fund’s investment objective will be achieved. The following is a summary description of certain risks of investing in the Fund. Each risk summarized below is a principal risk of investing in the Fund and different risks may be more significant at different times depending on market conditions or other factors.

•
Foreign Investing Risk.
Investments in foreign regions or in securities of issuers with significant exposure to foreign markets may be more volatile and less liquid than U.S. investments due to adverse political, social, and economic developments, such as nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, terrorism and political or financial instability; regulatory differences such as accounting, auditing, and financial reporting standards and practices; natural disasters; and the degree of government oversight and supervision. Less information may be publicly available regarding foreign issuers. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging countries.

•
Geographic Focus Risk.
To the extent that the Fund invests from time to time a significant portion of its assets in issuers organized or located in a particular country or geographic region, the Fund may be particularly affected by adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in those countries or regions.

•
Country Risk.
The Fund expects to diversify its investments among issuers with exposure to various countries throughout the world. To the extent that the Fund invests from time to time a significant percentage of its assets in issuers tied economically to a particular country or countries, including Japan, United Kingdom or France, the Fund may be particularly affected by the economic, political, and social conditions in that country, as well as by the spread of infectious illness or other public health issues.

•
Investing in Japan.
The Japanese economy is highly dependent upon international trade, particularly with the United States and other Asian countries. Because of its trade dependence, the Japanese economy is particularly exposed to the risks of currency fluctuation, foreign trade policy and regional and global economic disruption. In addition, the Japanese economy has been adversely affected by certain structural issues, including an aging population, an unstable financial sector, substantial government deficits, and natural and environmental disasters.

•
Investing in the United Kingdom.
The U.K. has one of the largest economies in Europe, and the U.S. and other European countries are substantial trading partners of the U.K. As a result, the U.K.’s economy may be impacted by

3

changes to the economic condition of the U.S. and other European countries. The U.K.’s economy will also be significantly affected by the U.K.’s exit from the European Union (commonly known as “Brexit”), which will likely place the country’s currency and banking system in jeopardy, and impact arrangements for trading and on other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise). The U.K.’s exit from the European Union will likely result in increased volatility, illiquidity and potentially lower economic growth in the affected markets, which will adversely affect the Funds’ investments.

•
Investing in France.
The French economy, including demand for French exports, may be adversely affected by the U.K.’s exit from the European Union. The French economy also is susceptible to fluctuations in demand for agricultural products. France has experienced several terrorist attacks in the past several years.

•
Currency Risk.
Fluctuations between the U.S. dollar and foreign currency exchange rates could negatively affect the value of the Fund’s investments. This fluctuation can affect both the value of the currencies in which the Fund’s investments are traded or an active investment position. The Fund will benefit when foreign currencies, including the yen, the pound sterling and the euro, strengthen against the dollar and will be hurt when foreign currencies weaken against the dollar. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of U.S. and foreign governments or central banks, the imposition of currency controls or restrictions, speculation, and the spread of infectious illness or other public health issues. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund.

•
Impact Investing Risk.
The Adviser’s evaluation of environmental and social factors in its investment selections and the timing of the Subadviser’s implementation of the Adviser’s investment selections will affect the Fund’s exposure to certain issuers, industries, sectors, regions, and countries and may impact the relative financial performance of the Fund — positively or negatively — depending on whether such investments are in or out of favor.

•
Portfolio Management Risk
The value of your investment may decrease if the Adviser’s or Subadviser’s judgment about the attractiveness or value of, or market trends affecting a particular security, industry, sector or region, or about market movements, is incorrect or does not produce the desired results. In addition, the Fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the Adviser or Subadviser and could have an adverse effect on the value or performance of the Fund.

•
Information Risk.
There is a risk that information used by the Adviser to evaluate environmental and social factors, may not be readily available, complete, or accurate, which could negatively impact the Adviser’s ability to evaluate such factors and negatively impact Fund performance. This may also lead the Fund to avoid investment in certain issuers, industries, markets, sectors, or regions.

•
Market Risk.
The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, market disruptions caused by trade disputes or other factors, political developments, recessions, the spread of infectious illness or other public health issues, investor sentiment and other factors that may or may not be related to the issuer of the security or other asset. If the market values of the securities or other assets held by the Fund fall, including a complete loss on any individual security, the value of your investment will go down. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading or tariff arrangements, terrorism, natural disasters, global pandemics and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively affected.

•
Recent events.
The illness
COVID-19
caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time and may adversely affect the value and/or liquidity of the Fund’s investments. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the
COVID-19
outbreak may exacerbate other
pre-existing
political, social and economic risks in certain countries or globally. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support national economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

4

•
Mid-
to
Large-Cap
Companies Risk.
The market prices of companies at different capitalization levels may go up or down due to general market conditions and cycles. The value of your investment will be affected by the Fund’s exposure to mid-
and
large-cap
companies.

•
Small-Cap
Companies Risk.
Compared to large companies,
small-size
companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, have more limited product lines, capital resources and depth of management, experience sharper swings in market values, have limited liquidity, be harder to value or to sell at the times and prices the adviser thinks appropriate, and offer greater potential for gain and loss.

•
Market Sector Risk.
The Fund may hold a large percentage of securities in a particular market sector. To the extent the Fund holds a large percentage of securities in a particular sector, its performance will be tied closely to and affected by the performance of that sector, and the Fund will be subject to a greater degree to any market price movements, regulatory or technological change, economic conditions, the spread of infectious illness or other public health issues, or other developments or risks affecting such market sector than a Fund without the same focus.

•
Financial Sector Risk.
Issuers in the financial sector, such as banks, insurance companies and broker-dealers, may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.

•
Industrial Sector Risk.
Securities in the industrials sector, such as companies engaged in the production, distribution or service of products or equipment for manufacturing, agriculture, forestry, mining and construction, can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and governmental regulation and spending, import controls, commodity prices, and worldwide competition.

•
Consumer Discretionary Risk.
Securities in the consumer discretionary sector, such as consumer durables, hotels, restaurants, media, retailing and automobiles, may be significantly affected by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.

•
Health Care Sector Risk.
Securities in the health care sector, such as health care supplies, health care services, biotechnology and pharmaceuticals, may be significantly affected by government regulation and reimbursement rates, approval of products by government agencies, and patent expirations and litigation.

•
Redemption Risk.
The Fund may experience heavy redemptions that could cause it to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

•
Cybersecurity Risk.
Cybersecurity failures by or breaches of the Fund’s adviser, transfer agent, distributor, custodian, fund accounting agent or other service providers may disrupt Fund operations, interfere with the Fund’s ability to calculate its NAV, prevent Fund shareholders from purchasing, redeeming or exchanging shares or receiving distributions, cause loss of or unauthorized access to private shareholder information, and result in financial losses, regulatory fines, penalties, reputational damage, or additional compliance costs.

These and other risks are discussed in more detail later in this prospectus or in the SAI. Please note that there are many other factors that could adversely affect your investment and that could prevent the Fund from achieving its goals.
Investment results:
 As of the date of this prospectus, the Fund did not have a full calendar year of operations, therefore, information on the Fund’s performance is not presented.
Updated information on the Fund’s investment results can be obtained by visiting
www.domini.com/performance
and by calling
1-800-582-6757.
Investment management:
Investment adviser:
Domini Impact Investments LLC (“Domini” or the “Adviser”)
Portfolio managers:
Amy Domini Thornton, Chair and
Co-Manager
of Domini, and Carole M. Laible, CEO and
Co-Manager
of Domini, have served as the Domini portfolio managers responsible for the Fund since November 30, 2020.
Subadviser:
SSGA Funds Management, Inc. (“SSGA FM” or the “Subadviser”)
Portfolio manager:
Kathleen Morgan, CFA, Vice President of SSGA FM and a Senior Portfolio Manager in the Global Equity Beta Solutions Group (portfolio manager of the Fund since November 30, 2020, and the Domini Impact Equity Fund since December 1, 2018).

5

PURCHASE AND SALE OF FUND SHARES, TAX INFORMATION, AND PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
Purchase and Sale of Fund Shares.
You may redeem shares of the Fund each day the New York Stock Exchange (NYSE) is open. You should contact your financial intermediary or Service Organization, or if you hold your shares directly, you should contact the Fund by phone (Shareholder Services at
800-582-6757,
by mail (Domini Funds, P.O. Box 46707, Cincinnati, OH 45246-0707), or online at
www.domini.com/
manage-account
.
The Fund’s initial and subsequent investment minimums for eligible shareholders generally are as follows:

Investment minimum Initial/Additional Investment	Share classes
	Investor (RISEX)	Institutional (LEADX)
Individual and Joint Accounts (nonretirement)	$2,500/$100	$500,000/None
Retirement Accounts (e.g., IRA, SEP-IRA, SIMPLE IRA)	$1,500/$100	$500,000/None
Uniform Gifts/Transfers to Minor Accounts (UGMA/ UTMA); Coverdell Education Savings Accounts	$1,500/$100	$500,000/None
Accounts for Organizations (e.g., 401k, trust, corporation, partnership, foundation, endowment, or other entity)	$2,500/$100	$500,000/None
Investment minimums are $1500/$50 for Investor share purchases through Automatic Investment Plans. Minimums may be waived for purchases through certain omnibus accounts or may be at a different level established by your broker-dealer, financial institution, or financial intermediary.
Tax information.
The Fund’s distributions are generally taxable, and will be taxed as ordinary income, qualified dividend income, or capital gains, unless you are investing through a tax-advantaged
arrangement, such as a 401(k) plan or an individual retirement account. Withdrawal of monies from those accounts may be subject to tax. For additional information, please see “Taxes” in the Shareholder Manual and “Taxation” in the Statement of Additional Information.
Payments to broker-dealers and other financial intermediaries.
The Fund and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of Fund shares and related services. These payments create a conflict of interest by influencing your broker-dealer or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

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MORE ON THE FUND’S INVESTMENT OBJECTIVES AND STRATEGIES
Investment Objective
The investment objective of the Fund is to provide its shareholders with long-term total return. Total return is comprised of current income and capital appreciation.
The Fund’s investment objective may be changed by the Fund’s Board of Trustees without shareholder approval, but shareholders will be given notice at least 30 days before any change to the investment objective is implemented. Management currently has no intention to change the Fund’s investment objective.
Investment Strategies
The investment objective of the Fund is to provide its shareholders with long-term total return. Total return is comprised of current income and capital appreciation.
The Fund may invest in equity securities issued by companies of any market capitalization located throughout the world. For purposes of the Fund’s investment policies, equity securities include common stocks, depositary receipts, warrants, rights, and preferred shares. Under normal circumstances, the Fund primarily invests in securities of mid-and
large-capitalization companies tied economically to developed market countries throughout the world, other than the U.S. and Canada. Domini defines mid-
and
large-cap
companies to be those with a market capitalization at the time of purchase between $3 and $10 billion, or greater than $10 billion, respectively.
Under normal circumstances, the Fund’s investments will be tied economically to at least 10 different countries, other than the U.S. and Canada. Under normal circumstances, not more than 15% of the Fund’s assets will be invested in issuers tied economically to the U.S., Canada, and emerging markets.
A security will be deemed to be tied economically to a particular country if: (1) the issuer is organized under the laws of, or has a principal place of business in that country; or (2) the principal listing of the issuer’s securities is in a market that is in that country; or (3) the issuer derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in that country; or (4) the issuer has at least 50% of its assets located in that country.
Securities of foreign issuers may be purchased directly or through depositary receipts, including American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), and Global Depositary Receipts (GDRs), or other securities representing underlying shares of foreign companies.
The Fund may have significant exposure to securities of companies tied economically to Japan, the United Kingdom, and France. The Fund may invest in securities denominated in major reserve currencies, such as the yen, pound sterling, euro, U.S. dollars, and currencies of other countries in which it can invest. To the extent that the Fund has significant exposure to securities of companies tied economically to a particular country or countries (including Japan, the United Kingdom and France), it generally will have corresponding exposure to the currency of such countries (including the yen, pound sterling and euro). The Fund also may have significant exposure to securities of companies in the financial, industrial, consumer discretionary, and health care sectors. The Fund may have significant exposure to any region, country, or sector at any time.
Domini Impact Investments LLC (the “Adviser”), the Fund’s adviser, seeks to identify investment opportunities for the Fund that create positive environmental and social outcomes for people and the planet while seeking competitive financial returns (“Impact Investing”). All of the investment selections made by the Adviser are based on the evaluation of environmental and social factors (“environmental and social factors”). See “Investment Process” below.
The Fund may, but is not required, to invest in companies that, in addition to being subject to environmental and social factors, also demonstrate a commitment to sustainability solutions. The Adviser will consider a company to demonstrate a commitment to sustainability solutions if, based on the Adviser’s analysis, the company provides, invests in or creates products or services that help:

•	Accelerate the transition to a low-carbon future including through renewable energy, distributed generation, off-grid solutions, energy storage, electric vehicles, or energy-efficient technologies.

•	Contribute to the development of sustainable communities including through safe and affordable housing, eco-friendly design, low-carbon transportation systems, or climate-resilient infrastructure.

•
Ensure access to clean water
including through the development or maintenance of water infrastructure, affordable water services, or solutions for water treatment, harvesting, conservation, flow-control, plumbing, or heating.

•
Support more sustainable food systems
including through the improvement of, or access to, healthy, natural, organic, or plant-based food, the reduction of food waste, promotion of resource-efficient agriculture, or support for small-scale farming.

•
Promote societal health and well-being
including through the improvement of, or access to, healthcare products or services, preventative healthcare solutions, innovative diagnostics or medicines, mobile medical technologies, or health education services.

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•	Broaden financial inclusion including through improvement of, or access to, capital, banking, insurance, investment, or other financial products or services.

•
Bridge the digital divide and/or expand access to economic opportunity including through improvement of, or access to, information or communication technologies, education, training, or software/services.

A security will be sold if the Adviser determines that the company is no longer eligible for investment based on the Adviser’s ongoing evaluation of environmental and social factors and/or the company no longer demonstrates a commitment to sustainability solutions, as applicable.
The Fund’s investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the SAI.
Investment Process
Domini
The Adviser seeks to identify investment opportunities for the Fund that create positive environmental and social outcomes for people and the planet while seeking competitive financial returns (“Impact Investing”). All of the investment selections made by the Adviser are based on the evaluation of environmental and social factors (“environmental and social factors”) (as discussed below). The Adviser’s analysis generally includes studying the company, its industry, products and services, and/or competitors, and with respect to companies that demonstrate a commitment to sustainability solutions as described above, financial criteria
, and/or quality of a company’s management practices. With respect to debt instruments, the Adviser may also seek to identify investments that may provide access to capital, creation of public goods, and/or fill capital gaps left by current financial practices.
The Adviser uses the following environmental and social factors in making Fund investment selections:

•
Business Alignment.
The Adviser seeks to determine the degree to which a company’s core business model is aligned with the fundamental goals of universal human dignity and ecological sustainability. The Adviser seeks investments aligned with the universal values of fairness, equality, justice, respect for human rights, and/or long-term environmental sustainability, including climate change mitigation and adaptation. Certain businesses, like manufacturing vaccines or distributing renewable energy, are fundamentally aligned with the Adviser’s fundamental goals.

The Adviser seeks to avoid investment in companies or issuers that it determines to be sufficiently involved with certain goods or services, based on factors such as percentage of revenue, magnitude of involvement, or ownership. These goods and services include, but may not be limited to, weapons and firearms, nuclear power, the operation of for-profit
prisons and immigration detention centers, tobacco, alcohol, and gambling. The Adviser also typically avoids investment in major producers of synthetic pesticides and agricultural chemicals.
The Adviser also excludes companies in the energy sector substantially involved in coal or uranium mining and oil and natural gas exploration and production, storage, transportation, refining, and related services. In addition, the Adviser excludes electric utility companies that have either announced plans for new construction after the Paris Agreement was adopted in 2015 or that have over 50% installed capacity from coal-fired generation.

•
Stakeholder Relations.
The Adviser may also seek to assess the company’s relations with key stakeholders, such as the company’s customers, employees, suppliers, ecosystems, local, national and global communities, and/or investors.
In its evaluation, the Adviser seeks to identify companies that, among other factors:

•	Enrich the ecosystems on which they depend;

•	Contribute to their local, national and global communities;

•	Produce high-quality, safe, and useful products and services;

•	Invest in the wellbeing and development of their employees;

•	Strengthen the capabilities of their suppliers; and

•	Communicate transparently with their investors.
The Adviser may limit a Fund’s investment in certain geographic areas due to prevailing conditions that the Adviser believes affect the environmental and social performance of companies in those regions. In addition, the Adviser also excludes U.S. Treasuries, the general obligation securities issued by the U.S. government. While the Adviser recognizes that these securities support many essential public goods, they may also help support the country’s leadership position in the world’s nuclear weapons arsenal.
The Adviser may determine that a company is eligible for investment by the Fund even when the company’s profile reflects a mixture of positive and negative environmental and social characteristics (for example, certain automobile or electric utility companies may have mixed degrees of Business Alignment). The Adviser recognizes that relationships with key stakeholders are complicated and that even the best of companies often run into problems day to day. The Adviser’s approach recognizes that a company with a mixed record may still be effectively grappling with the important issues in its industry and may determine that a company with a combination of controversies and strengths and weaknesses is eligible for investment. The Adviser may consider a company eligible for investment when it determines that, on balance, it has a strong profile, has neutral or mixed profile, or sees signs that progress is

8

being made toward long-term benefits. The Adviser will evaluate companies on a case-by-case
basis, looking for signs of improvement, positive trends and the company’s overall environmental and social performance.
The Adviser will notify the Fund subadviser to sell a security if the Adviser determines that the company is no longer eligible for investment based on the Adviser’s ongoing assessment of the Adviser’s environmental and social factors, financial criteria and/or no longer demonstrates a commitment to sustainability solutions, as applicable. There may be a delay in removing a security from the Fund’s portfolio after such a determination. The determination to remove a security from the Fund’s portfolio and the timing of implementation of such a determination may result in the Fund having to sell a security when it might be disadvantageous to do so.
The Adviser’s evaluation of environmental and social factors is subjective and may evolve over time.
Engagement.
When appropriate, as determined by the Adviser, the Adviser may engage in dialogue with the management of companies encouraging them to address the environmental and social impacts of their operations. The Adviser may seek to raise issues of environmental and social performance with the management of certain companies through proxy voting, dialogue with management, and by filing shareholder proposals on behalf of the Fund, where appropriate. Such efforts might not produce the desired outcomes. In foreign regions including European and Asia-Pacific countries, various barriers, including regulatory systems, geography, and language, may impair the Adviser’s ability to use its influence effectively. In particular, due to onerous regulatory barriers, the Adviser does not generally expect to file shareholder proposals outside the United States.
Subadviser
SSGA Funds Management, Inc. (the “Subadviser”), the Fund’s subadviser, invests in securities the Adviser has selected and notified the Subadviser are to be included in the Fund’s portfolio. The Subadviser will purchase or sell securities at a time determined appropriate by the Subadviser and in accordance with, but not necessarily in the identical amounts as provided with the Adviser’s investment selections, or as necessary to manage the amount of the Fund’s assets to be held in short term investments.
The Subadviser will seek to remove a security from the Fund’s portfolio at a time determined appropriate by the Subadviser after notification from the Adviser that an investment in such security is no longer eligible for investment. Such notifications may cause a Fund to dispose of a security at a time when it may be disadvantageous to do so.
OTHER FUND INVESTMENT STRATEGIES
In addition to the principal investment strategies discussed above, the Fund may also invest or engage in the following investments/strategies:
Use of Depositary Receipts
Securities of foreign issuers may be purchased directly or through depositary receipts, including American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), and Global Depositary Receipts (GDRs), or other securities representing underlying shares of foreign companies. Generally, ADRs, in registered form, are designed for use in U.S. securities markets, and EDRs and GDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts, respectively, evidencing a similar arrangement. The use of all such instruments is subject to Domini’s evaluation of environmental and social factors (see “Investment Process” above).
Use of Options, Futures, and Other Derivatives
Although it is not a principal investment strategy, the Fund may purchase and sell futures, options, swap agreements, currency forwards, and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indexes), foreign currencies, interest rates, or inflation indexes. The Fund may also utilize derivative instruments, such as equity-linked securities, to gain exposure to certain emerging-markets, but not as a principal investment strategy. These techniques, which are incidental to the Fund’s primary strategy, permit the Fund to gain exposure to a particular security, group of securities, currency, interest rate, or index, and thereby have the potential for the Fund to earn returns that are similar to those that would be earned by direct investments in those securities or instruments. The Fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable laws and regulations. The use of all such instruments is subject to Domini’s evaluation of environmental and social factors (see “Investment Process” above).
These techniques are also used to hedge against adverse changes in the market prices of securities, interest rates, or currency exchange rates. Hedging techniques may not always be available to the Fund, and it may not always be feasible for the Fund to use hedging techniques even when they are available.
Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. If

9

the issuer of the derivative instrument does not pay the amount due, the Fund could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way the Fund’s subadviser expected. Certain derivatives may be less liquid, which may reduce the returns of the Fund if it cannot sell or terminate the derivative at an advantageous time or price. The Fund also may have to sell assets at inopportune times to satisfy its obligations. The Fund may be unable to terminate or sell its derivative positions, in fact, many over-the-counter
derivative instruments will not have liquidity beyond the counterparty to the instrument. Some derivatives may involve the risk of improper valuation.
Successful use of derivative instruments by the Fund depends on the portfolio manager’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the Fund seeks exposure, or the overall securities markets. As a result, the use of these techniques may result in losses to the Fund or increase volatility in the Fund’s performance.
Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. Derivatives may have a leveraging effect on the Fund’s portfolio. Leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value in a larger pool of assets than the Fund would otherwise have had. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Use of derivatives or similar instruments may have different tax consequences for the Fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends.
When the Fund enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions, in accordance with applicable regulations. Such segregation will not limit the Fund’s exposure to loss, however, and the Fund will have investment risk with respect to both the derivative itself and the assets that have been segregated to cover the Fund’s derivative exposure. If the segregated assets represent a large portion of the Fund’s portfolio, this may impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.
The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Suitable derivatives may not be available in all circumstances or at reasonable prices. Risks associated with the use of derivatives are magnified to the extent that a large portion of the Fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.
The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivative markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, may limit their availability or utility or otherwise adversely affect their performance, or may disrupt markets. The Fund may be exposed to additional risks as a result of the additional regulations. The extent and impact of the regulations are not yet fully known and may not be for some time.
For derivatives that are required to be traded through a clearinghouse or exchange, the Fund also will be exposed to the credit risk of the clearinghouse and the broker that submits trades for the Fund. It is possible that certain derivatives that are required to be cleared, such as certain swap contracts, will not be accepted for clearing. The Fund will be required to maintain its positions with a clearing organization through one or more clearing brokers. The clearing organization will require the Fund to post margin and the broker may require the Fund to post additional margin to secure the Fund’s obligations. The amount of margin required may change from time to time. In addition, cleared transactions may be more expensive to maintain than over-the-counter
transactions and may require the Fund to deposit larger amounts of margin. The Fund may not be able to recover margin amounts if the broker has financial difficulties. Also, the broker may require the Fund to terminate a derivatives position under certain circumstances. This may cause the Fund to lose money.
The Adviser has claimed an exclusion from registration as a commodity pool operator. CFTC rules therefore limit the ability of the Fund to use futures, options on futures, or engage in swap transactions. The use of certain derivatives in some circumstances will require that the Fund segregate cash or other liquid assets to the extent the Fund’s obligations are not otherwise “covered” through ownership of the underlying security, financial instrument, or currency.
Cash Reserves
Although the Fund seeks to be fully invested at all times, it keeps a percentage of its assets in cash or cash equivalents. These reserves provide the Fund with flexibility to meet redemptions and expenses, and to readjust its portfolio holdings. The Fund may hold these cash reserves uninvested or may invest them in high-quality, short-term debt securities issued by agencies or instrumentalities of the U.S. government, bankers’ acceptances, commercial paper, certificates of deposit, bank deposits, or repurchase agreements. Some of the investments may be with community development banks and financial institutions and may not be insured by the FDIC. All such securities are subject to Domini’s evaluation of environmental and social factors (see “Investment Process” above).

10

Temporary Investments
The Fund may temporarily use a different investment strategy for defensive purposes in response to adverse market conditions, economic factors, or other occurrences, and may invest part or all of its assets in securities with remaining maturities of less than one year or cash equivalents or may hold cash. This may adversely affect the Fund’s performance. During such periods, it may be more difficult for the Fund to achieve its investment objective. You should note, however, that the Fund has not used a different investment strategy for defensive purposes in the past since the Fund has not commenced operations as of the date of this Prospectus, and may decide not to do so in the future — even in the event of deteriorating market conditions.
Additional Information
The Fund is not required to use every investment technique or strategy listed in this prospectus or in the Statement of Additional Information. For additional information about the Fund’s investment strategies and risks, the Fund’s Statement of Additional Information is available, free of charge, from Domini, or online at
www.domini.com/funddocuments
.
MORE ON THE RISKS OF INVESTING IN THE FUND
The value of your investment in the Fund changes with the values of its investments. Many factors can positively or negatively affect those values. The factors that are most likely to have a material negative effect on your investment are called “Principal Risks.” The Principal Risks of investing in the Fund are identified in the “Fund at a Glance” section and are described in more detail below.
Foreign Investing Risk.
The investment of the Fund in securities of issuers tied economically to a foreign country or foreign regions may represent a greater degree of risk than investment in U.S. securities due to political, social, and economic developments, such as nationalization or expropriation of assets, confiscatory taxation, natural disasters, terrorism, and political or financial instability. Additionally, there is risk resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject, such as accounting, auditing, and financial reporting standards and practices, and the degree of government oversight and supervision, as well as the information that may be publicly available regarding foreign issuers. These factors can make foreign investments more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market. A governmental entity may delay, or refuse or be unable to pay, interest or principal on its sovereign debt due to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging countries. Some markets in which the Fund may invest are located in parts of the world that have historically been prone to natural disasters that could result in a significant adverse impact on the economies of those countries and investments made in those countries. China and other developing market Asia-Pacific countries may be subject to considerable degrees of economic, political and social instability. A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. The exit of one or more member states from the European Union, such as the United Kingdom (UK) which has withdrawn from the EU (commonly known as “Brexit”), and/or if one or more countries abandon the use of the euro as a currency, would place the country’s currency and banking system in jeopardy, and impact arrangements for trading and on other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise). The exit by the UK or other member states will likely result in increased volatility, illiquidity and potentially lower economic growth in the affected markets, which will adversely affect the Funds’ investments.
Geographic Focus Risk
.
To the extent the Fund invests from time to time a significant portion of its assets in issuers organized or located in a particular country or geographic region, market changes or other factors affecting each region, including political instability and unpredictable economic conditions, could have a significant impact on the Fund due to its geographic focus.
Country Risk.
The Fund expects to diversify its investments primarily among issuers with exposure to various countries throughout the world. To the extent that the Fund invests from time to time a significant percentage of its assets in issuers tied economically to a particular country or countries, including Japan, the United Kingdom (the “U.K.”) or France, the Fund may be particularly affected by the economic, political, and social conditions in that country, as well as by the spread of infectious illness or other public health issues.
Investing in Japan.
The Japanese economy is highly dependent upon international trade, particularly with the United States and other Asian countries. Because of its trade dependence, the Japanese economy is particularly exposed to the risks of currency fluctuation, foreign trade policy and regional and global economic disruption. In the past, Japan’s economic growth rate has remained relatively low, and it may remain low in the future. Japan’s economy has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of trading partners. Economic growth in Japan is heavily dependent on continued growth in international trade, government support of the financial services sector, among other troubled sectors, and consistent government policy. In addition, the Japanese economy has been adversely affected by certain structural issues, including an aging population,

11

significant
non-performing
loan portfolios at major financial institutions, substantial government deficits, low domestic consumption, and natural and environmental disasters.
Investing in the United Kingdom.
The U.K. has one of the largest economies in Europe, and the U.S. and other European countries are substantial trading partners of the U.K. As a result, the U.K.’s economy may be impacted by changes to the economic condition of the U.S. and other European countries. The U.K.’s economy will also be significantly affected by the U.K.’s exit from the European Union.
Investing in France.
The French economy, including demand for French exports, may be adversely affected by the U.K.’s exit from the European Union. The French economy also is susceptible to fluctuations in demand for agricultural products. France has experienced several terrorist attacks in the past several years.
Currency Risk.
Fluctuations between the U.S. dollar and foreign currency exchange rates could negatively affect the value of the Fund’s investments. This fluctuation can affect both the value of the currencies in which the Fund’s investments are traded or an active investment position. The Fund will benefit when foreign currencies, including the yen, the pound sterling and the euro, strengthen against the dollar and will be hurt when foreign currencies weaken against the dollar. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of U.S. and foreign governments or central banks, the imposition of currency controls or restrictions, speculation, and the spread of infectious illness or other public health issues. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund.
Impact Investing Risk.
Domini’s evaluation of environmental and social factors in its investment selections and the timing of the Subadviser’s implementation of Domini’s investment selections will affect the Fund’s exposure to certain issuers, industries, sectors, regions, and countries and may impact the relative financial performance of the Fund — positively or negatively — depending on whether such investments are in or out of favor.
Portfolio Management Risk
The value of your investment may decrease if the Adviser’s or Subadviser’s judgment about the attractiveness or value of, or market trends affecting a particular security, industry, sector or region, or about market movements, is incorrect or does not produce the desired results. In addition, the Fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the Adviser or Subadviser and could have an adverse effect on the Fund’s value or performance.
Information Risk.
Domini generally relies on information that is provided by third parties or is self-reported by issuers to evaluate environmental and social factors. Therefore, there is a risk in certain circumstances that sufficient information may not be readily available, complete, or accurate, or may be biased. This may affect the way Domini evaluates environmental and social factors in a particular situation, which may negatively impact Fund performance. In certain circumstances, this may also lead Domini to avoid certain issuers, markets, industries, sectors, or regions.
Market Risk.
The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, market disruptions caused by trade disputes or other factors, political developments, recessions, the spread of infectious illness or other public health issues, investor sentiment and other factors that may or may not be related to the issuer of the security or other asset. If the market values of the securities or other assets held by the Fund fall, including a complete loss on any individual security, the value of your investment will go down. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading or tariff arrangements, terrorism, natural disasters, global pandemics and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively affected.
Recent Events.
The illness
COVID-19
caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time and may adversely affect the value and liquidity of the Fund’s investments. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the
COVID-19
outbreak may exacerbate other
pre-existing
political, social and economic risks in certain countries or globally. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known

12

for some time. The consequence of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
Mid-
to
Large-Cap
Companies Risk.
Under normal circumstances, the Fund will invest primarily in mid-
to
large-cap
companies.
Mid-cap
and
large-cap
stocks tend to go through cycles when they do better, or worse, than other asset classes or the stock market overall. The performance of each shareholder’s investment will be affected by these market trends. The Fund reserves the right to invest in companies of any capitalization, including small-cap
companies that are more likely to have more limited product lines, fewer capital resources, and less depth of management than larger companies.
Small-Cap
Companies Risk
.
The Fund reserves the right to invest in
small-cap
companies. Compared to large companies,
small-size
companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, have more limited product lines, capital resources and depth of management, experience sharper swings in market values, have limited liquidity, be harder to value or to sell at the times and prices the adviser thinks appropriate, and offer greater potential for gain and loss. Therefore, securities of small-cap
companies may be subject to wider and more erratic price fluctuations which may negatively impact the value of your investment in the Fund.
Market Sector Risk.
The Fund may hold a large percentage of securities in a particular market sector. To the extent the Fund holds a large percentage of securities in a particular sector, its performance will be tied closely to and affected by the performance of that sector and the Fund will be subject to a greater degree to any market price movements, regulatory or technological change, economic conditions, the spread of infectious illness or other public health issues, or other developments affecting the issuers or companies in such market sectors than a Fund without the same focus.
Financial Sector Risk.
The investment by the Fund of a large percentage of its holdings in securities of issuers in the financial sector will subject the Fund to a greater degree to any market price movements, regulatory or technological change, economic conditions or other developments affecting the issuers or companies in the financial sector. Issuers in the financial sector, such as banks, insurance companies and broker-dealers, may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.
Industrial Sector Risk.
The investment by the Fund of a large percentage of its holdings in securities of issuers in the industrials sector, such as companies engaged in the production, distribution or service of products or equipment for manufacturing, agriculture, forestry, mining and construction, can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and governmental regulation and spending, import controls, commodity prices, and worldwide competition.
Consumer Discretionary Sector Risk.
The investment by the Fund of a large percentage of its holdings in securities of issuers in the consumer discretionary sector will subject the Fund to a greater degree to any market price movements, regulatory or technological change, economic conditions or other developments affecting the issuers or companies in the consumer discretionary sector. Securities in the consumer discretionary sector, such as consumer durables, hotels, restaurants, media, retailing and automobiles, may be significantly affected by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.
Health Care Sector Risk.
The investment by the Fund of a large percentage of its holdings in securities of issuers in the health care sector will subject the Fund to a greater degree to any market price movements, regulatory or technological change, economic conditions or other developments affecting the issuers or companies in the health care sector. Securities in the health care sector, such as health care supplies, health care services, biotechnology and pharmaceuticals, may be significantly affected by government regulation and reimbursement rates, approval of products by government agencies, and patent expirations and litigation.
Redemption Risk.
The Fund may experience periods of heavy redemptions
that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the Fund could hurt performance and/or cause the remaining shareholders in the Fund to lose money. Further, if one decision maker has control of fund shares owned by separate Fund shareholders, including clients or affiliates of the Fund’s adviser, redemptions by these shareholders may further increase the Fund’s redemption risk. If the Fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the Fund’s share price could decline.
Cybersecurity Risk.
Cybersecurity failures by or breaches of the Fund’s adviser, transfer agent, distributor, custodian, fund accounting agent or other service providers may disrupt Fund operations, interfere with the Fund’s ability to calculate its NAV, prevent Fund shareholders from purchasing, redeeming or exchanging shares or receiving distributions, cause loss of or unauthorized access to private shareholder information, and result in financial losses, regulatory fines, penalties, reputational damage, or additional compliance costs. Substantial costs may be incurred in order to prevent any cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result.

13

Information regarding additional risks of investing in the Fund is set forth below. The Fund may be subject to additional risks other than those described in the Prospectus because the types of investments made by the Fund can change over time. Additional investment policies and risks of the Fund are set forth in the Statement of Additional Information, which is available upon request.
Emerging Markets Risk.
The Fund may hold companies that are tied economically to emerging-market countries including those in Central and Eastern Europe and/or in the Asia-Pacific region. The securities markets in these and other emerging countries are less liquid, are subject to greater price volatility, have smaller market capitalizations, may have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more-developed countries. Further, investment in equity securities of issuers located in emerging countries involves risk of loss resulting from problems in share registration and custody, and substantial economic and political disruptions. These risks are not normally associated with investments in more-developed countries.
Valuation Risk.
Many factors may influence the price at which the Fund could sell any particular portfolio investment. The sales price the Fund could receive for any particular portfolio investment may well differ from the Fund’s valuation of the investment, and such differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience volatility. These differences may increase significantly and affect Fund investments more broadly during periods of market volatility. If markets make it difficult to value some investments, the Fund may value these investments using more subjective methods, such as fair valuation methodologies. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed-income securities and currencies, as applicable, may be materially affected by events after the close of the market on which they are valued, but before the Fund determines its net asset value. The Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Liquidity Risk.
Liquidity risk exists when particular investments are or become difficult to purchase or sell. When the Fund holds these types of investments, the Fund’s portfolio may be more difficult to value, especially during periods of market turmoil. Markets may become illiquid when there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. During times of market turmoil, there have been, and may be, no buyers for securities in entire asset classes, including U.S. Treasury securities. When the Fund holds illiquid investments, the Fund’s portfolio may be harder to value, especially in changing markets. Investments by the Fund in derivatives, below investment grade securities, foreign securities, and corporate loans tend to involve greater liquidity risk. If the Fund is forced to sell or unwind these investments to meet redemptions or for other cash needs, the Fund may suffer a substantial loss, or may not be able to sell at all. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities, may be unable to achieve its desired level of exposure to certain sectors. Further, certain securities, once sold, may not settle for an extended period. The Fund will not receive its sales proceeds until that time, which may constrain the Fund’s ability to meet its obligations (including obligations to redeeming shareholders).
PORTFOLIO HOLDINGS INFORMATION
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information and at
www.domini.com/funddocuments
. Currently, disclosure of the Fund’s holdings is made within 60 days of the end of each fiscal semi-annual period (each July 31 and January 31) in the Annual Report and the Semi-Annual Report to Fund shareholders and as of the end of its first and third fiscal quarters (each October 31 and April 30) in publicly available filings of Form N-PORT on the EDGAR database on the SEC’s website, www.sec.gov. Portfolio Holdings information is also available at
www.domini.com/funddocuments
.
To obtain copies of Annual and Semi-Annual Reports, free of charge, call 1-800-582-6757.
Each Annual Report and Semi-Annual Report is available online at
www.domini.com/funddocuments
and in publicly available filings of Form
N-CSR
on the EDGAR database on the SEC’s website,
www.sec.gov.

14

WHO MANAGES THE FUND?
Investment Adviser
Domini Impact Investments LLC (“Domini” or the “Adviser”), 180 Maiden Lane, Suite 1302, New York, NY 10038, has been managing money since November 1997. As of July 31, 2020, Domini managed more than $2.12 billion in assets for individual and institutional investors who are working to create positive change in society by using environmental and social standards in their investment decisions. Domini provides the Fund with investment supervisory services, overall operational support, and administrative services. With respect to the Fund, Domini uses proprietary environmental and social research to select the Fund’s investments. Domini also has authority to determine from time to time what securities are purchased, sold, or exchanged, and what portion of assets are held uninvested.
Domini’s environmental and social research is conducted by a team of analysts led by Amy Domini and Carole Laible. Ms. Domini and Ms. Laible also serve as the portfolio managers of the Fund, Domini Impact Equity Fund, and Domini Sustainable Solutions Fund, and are responsible for approving the sustainability themes for the Fund. The development and oversight of Domini’s environmental and social standards is the responsibility of its Standards Committee which may be convened as necessary for interpretation of Domini’s environmental and social standards. The Standards Committee currently includes Amy Domini, Carole Laible, and may include other Domini employees or industry experts.
The Fund employs a “manager of managers” structure under which the Adviser has responsibility to oversee any investment subadvisers and to recommend their hiring, termination, and replacement, subject to the oversight of the Board of Trustees of the Fund (the “Board”). The Fund may rely on an exemptive order from the SEC that permits the Adviser, upon approval of the Board, to change subadvisers without obtaining shareholder approval. Within 90 days of hiring any new subadviser, affected shareholders will be furnished with the information that would be included in a proxy statement regarding a new subadviser. The Adviser will not enter into a subadvisory agreement with an affiliated subadviser without shareholder approval.
Domini has claimed an exclusion from registration as a “commodity pool operator” with respect to the Fund under the Commodity Exchange Act, and therefore is not subject to registration or regulation with respect to the Fund under the Commodity Exchange Act.
Investment Subadviser
The Adviser may employ one or more subadvisers who are responsible for the day-to-day
management of the Fund’s’ investments, subject to the oversight of the Adviser. Subadvisers are paid out of the fees paid to the Adviser.
Domini International Opportunities Fund
The Adviser employs a subadviser, SSGA Funds Management, Inc. (“SSGA FM” or the “Subadviser”), to purchase and sell securities to implement Domini’s investment selections and manage the amount of the Fund’s assets to be held in short-term investments. The Subadviser is paid out of the fees paid to the Adviser.
SSGA FM is a wholly-owned subsidiary of State Street Global Advisors, Inc. which itself is a wholly-owned subsidiary of State Street Corporation (“State Street”), a publicly traded financial holding company organized in Massachusetts. SSGA FM is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended. SSGA FM and certain other affiliates of State Street make up State Street Global Advisors (“SSGA”). SSGA is one of the world’s largest institutional money managers and the investment management arm of State Street. As of July 31, 2020, SSGA FM managed approximately $613.15 billion in assets and SSGA managed approximately $3.16 trillion in assets. SSGA FM’s principal business address is One Iron Street, Boston, Massachusetts 02210.
Portfolio Managers
Amy Domini Thornton and Carole M. Laible of Domini, and Kathleen Morgan of SSGA FM, are primarily responsible for the day-to-day
management of the Fund. Ms. Domini and Ms. Laible are assisted by Domini’s research and financial analysts. Ms. Morgan is assisted by other members of SSGA’s Global Equity Beta Solutions Group. Each of Ms. Domini, Ms. Laible and Ms. Morgan has been a portfolio manager of the Fund since November 30, 2020.
Domini
Amy Domini Thornton, CFA and
Co-Manager,
is the founder and Chair of Domini. She has served as Chair since 2016 and Chief Executive Officer from 2002 to 2015. Ms. Domini has also served as Chair of the Board of Trustees of the Domini Funds since 1990 and was President of the Domini Funds from 1990 through 2017. She served as portfolio manager for Domini’s separately managed account program from 2013 through 2020, the Domini Impact Equity Fund since December 2018, and the Domini Sustainable Solutions Fund since April 1, 2020. Ms. Domini also serve as a Private Trustee (since 1987) of Loring Wolcott & Coolidge as well as a Partner (since 1994) with Loring Wolcott & Coolidge Fiduciary Advisors LLP, a registered investment adviser. In this capacity she has responsibility for the investments of private trust accounts and works with individuals to integrate social or ethical criteria into their investments.

15

Carole M. Laible,
Co-Manager,
is the Chief Executive Officer of Domini (since 2016), and President of Domini Funds (since 2017). She previously served as the President of Domini from 2005 to 2015, Chief Operating Officer of Domini 2002 to 2011, and served as the Treasurer of the Domini Funds from 1997 through 2017. She has served as the portfolio manager of the Domini Impact Equity Fund since December 2018 and the Domini Sustainable Solutions Fund since April 1, 2020.
Ms. Domini and Ms. Laible currently serve on Domini’s Standards Committee which may be convened as necessary for interpretation of Domini’s social and in this capacity are responsible for the development and oversight of Domini’s environmental and social standards, along with other members of the Committee.
SSGA FM
Kathleen Morgan, CFA, Vice President of SSGA FM and SSGA, and a Senior Portfolio Manager in the Global Equity Beta Solutions Group, joined SSGA as an investment professional in 2017 and has been a member of the Global Equity Beta Solutions Group since that time. In this capacity, Ms. Morgan is responsible for the management of various equity index funds that are benchmarked to both domestic and international strategies. She has been a portfolio manager of the Fund since November 30, 2020, and the Domini Impact Equity Fund since December 1, 2018. Prior to joining SSGA, Ms. Morgan worked in Equity Product Management at Wellington Management from 2015 to 2017 conducting independent risk oversight and developing investment product marketing strategy. She has been working in the investment management field since 2006. Ms. Morgan’s prior experience also includes index equity portfolio management at BlackRock.
The Statement of Additional Information contains additional information about the portfolio managers’ compensation, other accounts managed by them, and their ownership of the securities of the Fund.
Management Fees
The Fund pays Domini fees for managing the Fund and for providing certain services. For managing the Fund, Domini receives fees at the following rates: 0.85% of the first $2 billion of net assets managed, 0.83% of the next $1 billion managed, and 0.80% of net assets managed in excess of $3 billion. The current management fee schedule took effect November 30, 2020.
Domini, and not the Fund, pays a portion of the management fee it receives from the Fund to the subadviser as compensation for subadvisory services to the Fund.
Domini has contractually agreed to waive certain fees and/or reimburse certain ordinary operating expenses in order to limit Investor and Institutional share expenses to 1.40% and 1.15%, respectively, through November 30, 2021, absent an earlier modification by the Fund’s Board.
As of the fiscal year ended July 31, 2020, the Fund had not yet commenced operations.
A discussion regarding the basis of the Board of Trustees’ approval of the Fund’s Management Agreement with Domini and Submanagement Agreement with SSGA FM will be available in the Fund’s Semi-Annual Report to shareholders for the fiscal period ended January 31, 2021.
THE FUND’S DISTRIBUTION PLAN
DSIL Investment Services LLC, a wholly owned subsidiary of Domini, is the distributor of the Fund’s shares. The Fund has adopted a Rule
12b-1
plan with respect to its Investor shares that allows the Fund to pay its distributor on an annual basis for the sale and distribution of the Investor shares and for services provided to shareholders. These annual distribution and service fees may equal up to 0.25% of the average daily net assets of the Fund’s Investor shares. The Fund does not pay any distribution fees with respect to the Institutional shares. Because distribution and service fees are paid out of the assets of the Investor shares, respectively, on an ongoing basis, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.
For more information about the Fund’s distribution plan relating to Investor shares, see the expense tables in the “Fund at a Glance” section and the Statement of Additional Information.
ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES
Certain financial intermediaries may request, and the Fund’s distributor and/or its affiliates may agree to make, payments in addition to
12b-1
fees and sales charges, if any, out of the distributor’s and/or its affiliate’s own resources. These additional payments are sometimes referred to as “revenue sharing.” These payments assist in the efforts to promote the sale of the Fund’s shares. The Fund’s distributor and/or its affiliates agree with the financial intermediary on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all intermediaries receive additional compensation and the

16

amount of compensation varies. These payments could be significant to an intermediary. The Fund’s distributor/and or its affiliates determine which financial intermediaries to support and the extent of the payments they are willing to make.
The Fund’s distributor and/or its affiliates hope to benefit from revenue sharing by increasing the Fund’s net assets, which, as well as benefiting the Fund, would result in additional management and other fees for the investment adviser and its affiliates. In consideration for revenue sharing, an intermediary may include the Fund in its sales system or give access to members of its sales force or management. In addition, the intermediary may provide marketing support, shareholder servicing, and/or other activities. Although an intermediary may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have invested in the Fund, the intermediary may earn a profit on these payments.
If you purchase shares though a financial intermediary, revenue sharing payments may provide your firm, its employees, or associated persons with an incentive to favor the Fund.
You should ask your firm about any payments it receives from the Fund’s distributor, its affiliates, and/or the Fund, as well as about fees and/or commissions it charges.
The Fund’s distributor and/or its affiliates may have other relationships with various banks, trust companies, broker-dealers, or other financial intermediaries relating to the provision of services to the Fund, such as providing omnibus account services, networking services, transaction processing services, or effecting portfolio transactions for Funds. If your intermediary provides these services, the Fund, the Fund’s distributor, and/or its affiliates may compensate the intermediary for these services.

17

SHAREHOLDER MANUAL
This section provides you with information about how to contact the Fund, how to open an account, how to choose a share class, buying, selling, and exchanging shares of the Fund, how Fund shares are valued, Fund distributions, and the tax consequences of an investment in the Fund.

For More Information
All investors may visit our website at
www.domini.com
for more information on the following:

•	Investing in the Fund

•	The daily price of your shares

•	Impact investing
Investor share and Institutional share investors: You may also call our Shareholder Services department toll-free at
1-800-582-6757
for additional information.
Shareholder Services and Fund Services personnel are available to take your call business days, 9 a.m. to 6 p.m., Eastern Time.
Investor share investors: Once you have established online account access, you may manage and review account information 24 hours a day, 7 days a week, by visiting
www.domini.com/manage-account
.
You may also obtain the price for shares by visiting
www.domini.com/domini-funds
and choosing the Fund and share class or by telephoning
1-800-582-6757
from a touch-tone phone to access our automated telephone system or speak with a Shareholder Services representative.
Institutional share investors: You may obtain the price for shares by visiting
www.domini.com/domini-funds
and choosing the Fund and share class or by telephoning
1-800-582-6757
from a touch-tone phone to access our automated telephone system or speak with a Shareholder Services representative.

FUND NAME	SYMBOL
Domini International Opportunities Fund
Investor shares	RISEX
Institutional shares	LEADX

Account Statements
are mailed quarterly or monthly (Institutional shares only). Account statements are also available on our website if you are able to register for online account access.
Trade Confirmations
are sent after purchases (except for Automatic Investment Plan purchases and dividend reinvestments) and redemptions (except Systematic Withdrawal Plan redemptions).
Annual and Semi-Annual Reports
are mailed in late September and March, respectively, and are available online at
www.domini.com/funddocuments
.
OPENING AN ACCOUNT
How to Open an Account
1. Read this prospectus (and please keep it for future reference).
2. Review the “Description of Share Classes” and decide which class is appropriate for you.
3. Review “Types of Accounts” and decide which type is appropriate for you. 4. Decide how much you want to invest. Please see “Description of Share Class” for minimum initial investment requirements.
5. For Investor shares Domini offers two methods to open an account:

•	Online at www.domini.com/manage-account Payment will be deducted directly from your bank account; or

•	To open an account by mail. Download or order an application at www.domini.com/manage-account or call us at 1-800-582-6757 to receive a copy by mail.
For payment directly from your bank via wire you will need to call
1-800-582-6757
to obtain the necessary information to instruct your financial institution to wire your initial investment before directing your bank to send funds by wire as set forth in “
Bank Wire or Electronic Funds Transfer.
You will need to have your Social Security number and date of birth for each account owner and beneficiary (for IRAs only) available to complete the application. (IRA beneficiary information can be added later if necessary). Please review “Important Information about Procedures for Opening a New Account”.
You can select the Fund, shares class, and account type you wish to invest in and have the payment deducted directly from your bank account (online) or send a check (by mail only). For payment directly from your bank via wire you will need to call
1-800-582-6757
to obtain the necessary information to instruct your financial institution to wire your initial investment before directing your bank to send funds by wire as set forth in “
Bank Wire or Electronic Funds Transfer”.
You’ll also be able to set up regularly scheduled automatic investments or withdrawals. For more information see “Automatic Transaction Plans”.

Please note that SEP and SIMPLE IRAs must be opened by regular mail. Representatives of trusts or corporations will also need to submit an application via mail.
For more information see “Buying, Selling, and Exchanging Shares – Investor Shares.”
6. For Institutional, shares follow the applicable instructions under “Buying, Selling, and Exchanging Shares – Institutional Shares.”
When using a paper application be sure to completely fill out and sign the Account Application appropriate for the account type and share class you have selected. If you need assistance, please call
1-800-582-6757,
business days, 9 a.m. to 6 p.m., Eastern Time or other intermediary for (Institutional shares).
For more information on transferring assets from another mutual fund family, please call
1-800-582-6757.

What Is “Good Order”?
Purchase, exchange, and sale requests must be in “good order” to be accepted by the Fund. To be in “good order” a request must include the following:

•	The Fund name and account number

•
The receipt of payment for shares by check, wire, ACH transfer, or the amount of the transaction (in a specific dollar amount, number of shares, or percentage of account value) for the exchange or sale (receipt of payment via ACH transfers may take at least 2 business days)

•	Name, address, and other information that will allow us to identify you

•	The signatures of all owners exactly as registered on the account (for redemption requests by mail)

•	The signatures of all owners exactly as registered on the account (for redemption requests by mail)

•	For corporate or institutional accounts, a certified copy of a current list of authorized signatories or a related certified corporate resolution, as applicable

•	A Medallion Signature Guarantee, if required (see “Additional Information on Selling Shares”)

•	Any other supporting legal documentation that may be required
Exchange and sale requests that exceed the available account balance or number of shares will be rejected.
Important Information about Procedures for Opening a New Account
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, Social Security number, and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.
For businesses and other entities seeking to open an account or establish a relationship, federal law requires us to obtain, verify, and record information that identifies each business or entity. What this means for you: When you open an account or establish a relationship, we will ask for your business name or other entity name, a street address, and a tax identification number, which federal law requires us to obtain.
If the Fund is not adequately able to identify you within the time frames set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption. You may also incur any applicable charges and expenses.
DESCRIPTION OF SHARE CLASSES
The Fund offers two classes of shares: Investor shares and Institutional shares. As described herein, each share class has its own cost structure and eligibility requirements, allowing you to choose the one that best meets your needs. The Fund, the Adviser, and/or its affiliates may modify the qualifications for purchase of each class of shares at any time.
The Investor shares have adopted a Rule
12b-1
plan that allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with class eligibility restrictions.
Your investment professional or financial intermediary may receive different compensation depending upon which class you choose and may impose their own investment fees and practices for purchasing and selling Fund shares, which are not described in this prospectus or in the SAI. Consult your investment professional or financial intermediary about the availability of Fund share classes, the investment professional or financial intermediary’s practices, and other information.
Please note that the Fund does not charge any
front-end
sales charge, contingent deferred sales charge or asset-based fee for sales or distribution of Institutional shares. However, if you invest in Institutional shares through an investment professional or financial intermediary, that investment professional or financial intermediary may charge you a commission in an amount determined and separately disclosed to you by that investment professional or financial intermediary.
Because the Fund is not a party to any commission arrangement between you and your investment professional or financial intermediary, any purchases and redemptions of Institutional Y shares will be made by the Fund at the applicable net asset value (before imposition of the sales commission). Any commissions charged by an investment professional or financial intermediary are not reflected in the fees and expenses listed in the Fund’s fee table or expense example in this prospectus nor are they reflected in the Fund’s performance in the bar chart and table in this prospectus because these commissions are not charged by the Fund.
If you purchase Fund shares through a broker-dealer or other financial intermediary or financial institution that has entered into an agreement with the Fund’s distributor or affiliates, your transaction may be subject to transaction and other charges or investment minimums established by that entity. Investors in the Fund do not pay such transaction charges if shares are purchased directly from the Fund.
INVESTOR SHARES

•	No front-end sales charge.

•	Distribution and service (12b-1) fees of 0.25%.

•	The minimum initial investment in the Fund is as follows:

•	$2,500 for regular accounts ($1,500 if using our Automatic Investment Plan)

•	$1,500 for Retirement Accounts, UGMA/UTMA Accounts, and Coverdell Education Savings Accounts (Automatic Investment Plan also available)

•	The minimum to buy additional shares of the Fund is as follows:

•	$50 for accounts using our Automatic Investment Plan

•	$100 for all other accounts

•	The Fund may waive minimums for initial and subsequent purchases for investors who purchase shares through omnibus accounts.
INSTITUTIONAL SHARES

•
No
front-end
sales charge. However, if you invest in Institutional shares through an investment professional or financial intermediary, that investment professional or financial intermediary may charge you a commission in an amount determined and separately disclosed to you by that investment professional or financial intermediary.

•	No 12b-1 fees.

•
May only be purchased by or for the benefit of investors that meet the minimum investment requirements, have been approved by the distributor, and fall within the following categories: endowments, foundations, religious organizations and other nonprofit entities, individuals, retirement plan sponsors, family office clients, private trusts, certain corporate or similar institutions, or omnibus accounts maintained by financial intermediaries.

•	The minimum initial investment is $500,000.

•	Investors may meet the minimum initial investment amount by aggregating up to three separate accounts within the Institutional share class of the Fund.

•
Accounts will not generally be established for omnibus or other accounts for which Domini provides recordkeeping and other shareholder service payments or for which the Fund is required to pay any type of administrative payment per participant account.

TYPES OF ACCOUNTS
You may invest in the Fund through the following types of accounts:

Individual and Joint Accounts (nonretirement)	Invest as an individual or with one or more people. If you are opening a joint account, joint tenancy with rights of survivorship will be assumed unless other ownership is noted on your Account Application. You may also open an account to invest assets held in an existing personal trust.

Individual Retirement Accounts (IRAs)	You may open an account to fund a traditional IRA or a Roth IRA. Custodian and other account level fees will apply.

Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) Accounts	These accounts are maintained by a custodian you choose (which may be you) on behalf of a minor. They provide a simple method for giving irrevocable gifts to children without having to establish a formal trust.

Coverdell Education Savings Accounts (formerly Education IRAs)	These accounts may be established on behalf of any child with a Social Security number and are used to save for higher education expenses. Custodian and other account level fees will apply.

Employer-Sponsored Retirement and Benefit Plans	You may be able to open an account for or as part of an employer-sponsored retirement or benefit plan, such as a 401(k) plan, SEP-IRA, or SIMPLE IRA. Custodian and other account level fees will apply.

For an Organization Omnibus Accounts	You may open an account for a trust, corporation, partnership, endowment, foundation, or other entity. Financial intermediaries may invest through omnibus accounts held on the books of the Fund. Individuals may only invest through entities which maintain an omnibus account on the books of the Fund.
PAPER DOCUMENT DELIVERY FEE
An annual paper document delivery fee of $15 is deducted from each direct Fund account that has a balance below $10,000. This fee is charged in order to help defray the significant costs associated with printing and mailing paper statements and documents for each account.
You may avoid this paper document delivery fee by choosing paperless
e-delivery
of statements, prospectuses, shareholder reports, and other materials for each of your Fund accounts.
To sign up for
e-delivery,
you must first establish online account access. Visit
www.domini.com/
manage-account
to register. Once you are logged on to your account, select “Account Options,” and select the
“E-Delivery”
option. You can then choose
e-delivery
for various documents and provide your
e-mail
address. See “Fund Statements and Reports —
E-Delivery”
for more information.
The paper document delivery fee applies to both retirement and nonretirement Fund accounts held directly with Domini. The paper document delivery fee, which will be collected by redeeming Fund shares in the amount of $15, will be deducted from the Fund account only once per calendar year (generally December). The fee will be assessed based on your account balance as of the day account balances are reviewed and will not take into account your average account balance for the year.
The paper document delivery fee will not be deducted on accounts held through intermediaries or participant accounts in employer-sponsored defined contribution plans.
At its discretion, Domini reserves the right to waive or modify the paper document delivery fee at any time.

BUYING, SELLING, AND EXCHANGING INVESTOR SHARES
The following chart describes all the ways you can buy, sell, and exchange Investor shares of the Domini Funds. If you need any additional information or assistance, please call
1-800-582-6757.

METHOD	INSTRUCTIONS
Mail 4 By Mail you may: Buy Sell Exchange	For regular mail: Domini Funds P.O. Box 46707 Cincinnati, OH 45246-0707	For overnight deliveries only: Domini Funds c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

To buy shares by mail:

•  For your
initial investment,
complete an Account Application and mail it with your check, or arrange for a bank wire (see “Bank Wire or Electronic Funds Transfer via ACH”).

•  For
subsequent investments,
fill out the investment slip included with trade confirmations, account statements, or printed from
www.domini.com/manage-account/account-maintenance-forms,
or send a note with your check indicating the Fund name, the account number, and the dollar amount, or arrange for a bank wire, (see “Bank Wire or Electronic Funds Transfer via ACH”).

•  Your check must be made payable to ‘‘Domini Funds.’’ Always include your account number on your check. Note: To comply with anti-money laundering rules and for our mutual protection, the Fund generally does not accept cash, cashier’s checks, money orders, checks made payable to third parties or dated six months or older, starter checks, traveler’s checks, or checks drawn on a
non-U.S.
bank.

•  Please note that if you purchase shares by check and you sell those shares soon after purchase, your redemption proceeds will not be sent to you until your check clears, which may take 10 or more business days after purchase.

To sell shares by mail
(you must include the following information in your written instruction or your request may be returned):

•  The Fund name

•  The Fund account number

•  The dollar amount or number of shares

•  The signatures of all necessary authorized signers exactly as they appear on the initial application

•  A Medallion Signature Guarantee, if required (see “Additional Information on Selling Shares”)

•  Additional supporting documentation may be required for certain types of accounts

METHOD	INSTRUCTIONS
Mail 4 (Continued)
To exchange shares by mail
(selling shares of one Fund and using the proceeds to purchase shares of another Domini Fund), you must include the following information or your request may be returned:

•  The Fund names

•  The Fund account numbers

•  The dollar amount or number of shares

•  The signatures of all necessary authorized signers exactly as they appear on the initial application

The Domini Funds and their transfer agent do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services or receipt of transaction requests at the transfer agent’s post office box does not constitute receipt by the transfer agent or the Domini Funds. Accordingly, there may be a delay in receipt by the transfer agent of transaction requests submitted to the transfer agent’s post office box.

Online 3,4,5 Online you may: Buy Sell Exchange
You may communicate orders to buy, sell,* and exchange shares online 24 hours a day** by following these steps:

•  Visit
www.domini.com/manage-account
to open a new account or access your existing account.

•  To buy shares online, you will need to establish bank instructions on your account. To do this while opening a new account online, simply have your bank details ready and follow the on-screen
instructions.

To add or change bank instructions for an existing account, you must submit a Wire/ACH Redemption Form by mail, which can be downloaded at
www.domini.com/manage-account/account-maintenance-forms,
or submit a written request that contains the following information:

•  Bank name and address

•  ABA/routing number

•  Account Name and Number

•  Account type (checking, money market, or savings) and a voided check, if applicable

Your signature on the Wire/ACH Redemption Form or other written request must be accompanied by a Medallion Signature Guarantee, which can be obtained at a local bank or other financial firm (see “Additional Information on Selling Shares” for more information).

To buy, sell, or exchange Fund shares online in an existing account, please go to
www.domini.com/manage-account
to access your existing account.

•  Online help is available at each screen.

*   Online distribution requests are not available for Retirement Plan/IRA accountholders.
**   Access to the online account management system may be limited during periods of peak demand, market volatility, system upgrades or maintenance, or for other reasons. Your transaction will be processed as of the first business day it is deemed to be in good order before the close of trading (normally 4 p.m. Eastern Time).

METHOD	INSTRUCTIONS
Phone 1,2,3,4,5 By Phone you may: Buy Sell Exchange
Speak to a live Shareholder Services Representative:

Current shareholders may buy, sell,* and exchange shares by calling
1-800-582-6757,
business days, 9 a.m. to 6 p.m. Eastern Time. Follow the prompts and say “speak to a representative”.

Your transaction will be processed as of the first business day it is deemed to be in good order before the close of trading (normally 4 p.m. Eastern Time).

Bank Wire or Electronic Funds Transfer via ACH 4,5 By Bank Wire or Electronic Funds Transfer you may: Buy Sell
To buy shares:
For your initial investment, you may open an account online at
www.domini.com/manage-account,
or complete an Account Application and mail it to Domini Funds at the address shown above for purchasing shares by mail.

For initial investments by wire, note that an account application must be completed online or signed and returned by mail to the Funds’ transfer agent before payment by wire can be arranged.

Call
1-800-582-6757
to obtain the necessary information to instruct your financial institution to wire your initial or subsequent investment before directing your bank to send funds by wire.

Bank Wire or Electronic Funds Transfer via ACH 4,5 (Continued)
To sell shares:
If you have already established banking instructions on your account, you may request receipt of redemption proceeds by wire or electronic funds transfer via ACH online, in writing, or by speaking with a Shareholder Services representative at
1-800-582-6757.

Shares purchased via ACH are not immediately available for redemption. Note that accounts opened online may be limited to directing the delivery of redemption proceeds to the bank account associated with the ACH transaction funding the purchase.

If you would like to establish privileges for wire redemption or electronic funds transfer via ACH or change the redemption proceeds delivery instructions for an existing account, you must fill out and submit the Wire/ACH Redemption Form available at
www.domini.com/manage-account/account-maintenance-forms
or submit a written request that contains the following information:

•  Bank name and address

•  ABA/routing number

•  Account name and number

•  Account type (checking, money market, or savings) and a voided check, if applicable

Your signature on the Wire/ACH Redemption Form or other written request must be accompanied by a Medallion Signature Guarantee (see “Additional Information on Selling Shares” for more information).

There is a $10 outgoing wire transfer fee (deducted directly from sale proceeds) and a $1,000 minimum wire amount. The wire transfer fee and the minimum wire amount may be waived for certain individuals and institutions at Domini’s discretion. Electronic funds transfer via ACH has no outgoing fee, but it may take at least two business days for the funds to reach your bank account.

(1)	First-time users will need to call 1-800-582-6757, business days, 9 am to 6 p.m., Eastern Time, and follow the prompts to obtain a telephone PIN.
(2)
Neither the Fund nor their transfer agent, distributor, agents, or affiliates will be liable for any loss, liability, cost, or expense for acting on telephone instructions believed to be genuine. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Please contact the Fund if you wish to suspend telephone redemption privileges.

(3)
After establishing ACH privileges, shareholders may place ACH transaction orders by telephone or online. All electronic deposits are subject to review. Your ACH transaction purchase order will be considered in good order on the date the payment for shares is received by the Fund before the close of regular trading (normally 4 p.m. Eastern Time on a day that the NYSE is open for trading). This may take at least 2 business days.

(4)
Redemptions or exchanges of shares made less than 30 days after settlement of purchase or acquisition through exchange will be subject to a redemption fee equal to 2% of the amount redeemed or exchanged, subject to certain exceptions. The redemption fee will be deducted from your proceeds and returned to the applicable Fund. If you acquired shares on different days, the “first in, first out” (FIFO) method is used to determine the holding period. This means that the shares you held the longest will be redeemed first for purposes of determining whether the redemption fee applies. Please see “Market Timing and Redemption Fee” for additional information.

(5)
Sales (redemptions) exceeding $100,000 must be requested in writing (see “Buying, Selling, and Exchanging Shares by Mail” and “Additional Information on Selling Shares” for more information) and generally require a medallion signature guarantee.

Existing shareholders may exchange all or a portion of their Fund shares into shares of the same class of any other available Domini Fund. All exchanges must meet applicable minimum investment requirements.

IMPORTANT:
Once a redemption order is placed, the transaction
cannot
be cancelled by the shareholder.
BUYING, SELLING, AND EXCHANGING INSTITUTIONAL SHARES
For information regarding the ways you can buy, sell, and exchange Institutional shares of the Fund please call
1-800-582-6757.
Institutional shares are purchased at net asset value with no front-end
sales charge and no contingent deferred sales charge when redeemed. However, if you invest in Institutional shares through an investment professional or financial intermediary, that investment professional or financial intermediary may charge you a commission in an amount determined and separately disclosed to you by that investment professional or financial intermediary.

AUTOMATIC TRANSACTION PLANS
Automatic transaction plans are available for your convenience to purchase or to sell Investor and Institutional shares at specified intervals without having to manually initiate each transaction.
Automatic Investment Plan – Investor and Institutional
You may authorize your Service Organization, or if you do not have a brokerage account with a Service Organization, the Fund, to have specified amounts automatically deducted from your bank account and invested in the Fund in weekly, monthly, quarterly, semi-annual, or annual intervals. This service can be established for your account at any time. Visit
www.domini.com/manage-account/account-maintenance-forms
to access an Automatic Investment Plan form. For Investor shares or Institutional shares call
1-800-582-6757
for more information.
This service may take up to four weeks to begin. Also, due to the varying procedures to prepare, process, and forward the bank withdrawal information to the Fund, there may be periodic delays in posting the funds to your account.
Systematic Withdrawal Plan – Investor and Institutional shares
If you own shares of the Fund with an aggregate value of $10,000 or more, you may establish a Systematic Withdrawal Plan under which shares will be sold, at net asset value, in the amount and for the periods specified (minimum $100 per payment). Shares redeemed under the plan will not be subject to any applicable redemption fees.
The amount of your investment in the Fund at the time you elect to participate in the Systematic Withdrawal Plan is referred to as your “initial account balance.” You may not redeem more than 10% of your initial account balance in any calendar year under the Systematic Withdrawal Plan.
The Fund reserves the right to change the terms and conditions of the Systematic Withdrawal Plan and may cease offering the Systematic Withdrawal Plan at any time.
Except as noted below, there is no charge to participate in the Systematic Withdrawal Plan. Call
1-800-582-6757
for more information.

Dollar-Cost Averaging
Dollar-cost averaging is a long-term investment strategy designed to avoid the pitfalls of timing the market by investing equal amounts of money at regular intervals (monthly, quarterly, and so on) over a long period of time.
Although the strategy doesn’t assure a profit or protect against a loss, the idea behind dollar-cost averaging is that over time an investor buys more shares at lower prices, and fewer shares at higher prices.
The key to dollar-cost averaging is to stick with it for the long term, through periods of rising and falling markets. Strictly adhering to a long-term dollar-cost averaging strategy can help to avoid the mistake of investing all of your money when the market is high. Before using this strategy, investors should consider their financial ability to continue making purchases in a declining market.
To facilitate dollar-cost averaging you may purchase Fund shares at regular intervals through the Fund’s Automatic Investment Plan, if available.

ADDITIONAL INFORMATION ON SELLING SHARES
Same Fund Exchange Privilege
Certain shareholders may be eligible to exchange their shares of the Fund for another class of shares of the same Fund. If eligible, no sales charges or other charges will apply to any such exchange. Generally, shareholders will not recognize a gain or loss for federal income tax purposes upon such an exchange. Investors should contact Shareholder Services, their intermediary or Service Organization as applicable, to learn more about the details of this privilege. You should consult your own tax adviser about your particular situation and the status of your account under state and local laws.
Signature Guarantees
In order to protect your account from fraud, you are required to obtain a Medallion Signature Guarantee from a participating institution in certain circumstances, including for any of the following:

•	Sales (redemptions) exceeding $100,000

•	Sales made within 30 days following any changes in account address

•	Sales proceeds to be sent to a third party or to an address other than the address for which the account is registered, unless such information already has been established on your account

•	Sales proceeds to a bank account, unless bank instructions already have been established on your account

•	Sales and address changes after your account has been placed on “rpo” status due to return of non-deliverable mail

•	Change to the account name on your account

•
For accounts opened online and funded via ACH, sale (redemption) proceeds to be delivered by check, or to a bank account other than the account from which an ACH purchase originated, as required by the Fund or their transfer agent.

The following types of institutions may participate in the Medallion Signature Guarantee program:

•	Banks

•	Savings institutions

•	Credit unions

•	Broker-dealers

•	Other guarantors acceptable to the Fund and their transfer agent
The Fund and their transfer agent cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud. There are different Medallion limits based on the amount of money being redeemed. Please ensure you obtain the proper Medallion. The Fund or their transfer agent may, at their option, request further documentation prior to accepting requests for redemptions.
The Fund may allow Institutional share investors to waive the protection of being required to obtain a Medallion Signature Guarantee for sales requests exceeding $100,000, provided that all the following conditions are met:

•	No changes have been made to the applicable account registration within 30 days prior to the request.

•	The request is signed in exactly the same way the account is registered, by all necessary registered owners or authorized signers, as applicable.

•	The proceeds are directed to an address for which the account is registered or another authorized address on file (e.g., a bank previously authorized by the registered owner).

•	A resolution of the registered owner, or similar supporting documentation acceptable to the Fund, authorizing the election of this waiver has been provided.
An Institutional share investor can elect to waive the Medallion Signature Guarantee requirement on a new account, by filling out the appropriate area on the Account Application, and providing a Medallion Signature Guarantee, and a resolution of the registered owner (or similar supporting documentation acceptable to the Fund) authorizing such election. For existing accounts, if you would like to establish this waiver, you must fill out a Medallion Signature Guarantee Waiver form, accompanied by a Medallion Signature Guarantee and a resolution of the registered owner (or similar supporting documentation acceptable to the Fund) authorizing such election.

Neither the Fund, its transfer agent, Domini, nor any of their agents or affiliates will be liable for any loss, liability, cost, or expense for acting upon any written sales request subject to a Medallion Signature Guarantee waiver election reasonably believed to be genuine. Please contact the Fund if you wish to suspend this waiver.
Unusual Circumstances
The Fund reserves the right to revise or terminate the telephone or the online redemption privilege at any time, without notice. In the event that the Fund suspends telephone redemption privileges, or if you have difficulty getting through on the phone, you will still be able to redeem your shares through the other methods listed above.
The Fund may postpone payment of redemption proceeds under either of these circumstances:

•	During any period in which the NYSE is closed or in which trading is restricted

•	If the SEC determines that an emergency exists
Large Redemptions
It is important that you call the Fund before you redeem any amount in excess of $500,000. We must consider the interests of all Fund shareholders and so reserve the right to delay delivery of your redemption proceeds — up to 7 days — if the amount to be redeemed will disrupt the Fund’s operation or performance.
In an effort to protect the Fund from the possible adverse effects of a substantial redemption in a large account, as a matter of general policy no shareholder or group of shareholders controlled by the same person or group of persons will knowingly be permitted to purchase in excess of 5% of the outstanding shares of the Fund, except upon approval of the Adviser.
Redemptions in Kind
The Fund reserves the right to pay part or all of the redemption proceeds in kind, i.e., in securities, rather than cash. If the Fund redeems in kind, it generally will deliver to you a proportionate share of the portfolio securities owned by the Fund. Securities you receive this way may increase or decrease in value while you hold them and you may incur brokerage and transaction charges and tax liability when you convert the securities to cash.
Market Timing and Redemption Fee
The Fund is a long-term investments. Market timers, who buy and sell rapidly in the hopes of making a short-term profit, drive up costs for all other shareholders, including long-term shareholders who do not generate these costs. Market timers can disrupt portfolio investment strategies, for example by causing a portfolio manager to sell securities to meet a redemption request when the manager might otherwise have continued to hold the securities, and may increase the Fund’s transaction costs, such as brokerage expenses. The Fund may be more susceptible to market timing by investors seeking to take advantage of time zone arbitrage opportunities when events affecting the value of the Fund’s portfolio occur after the close of the overseas markets but prior to the close of the U.S. market and the calculation of the Fund’s NAV.
Do not invest with the Domini Funds if you are a market timer.
The Board of Trustees has approved a redemption fee to discourage the Fund from being used as vehicles for frequent short-term shareholder trading. The Fund will deduct a redemption fee of 2% from any redemption or exchange proceeds if you sell or exchange shares after holding them less than 30 days. The redemption fee will be deducted from your redemption proceeds and returned to the applicable Fund. If you acquired shares on different days, the “first in, first out” (FIFO) method is used to determine the holding period. This means that the shares you hold the longest will be redeemed first for purposes of determining whether the redemption fee applies.
The redemption fee is not imposed on the following:

•	Shares acquired as a result of reinvestment of dividends or distributions

•	Shares purchased, exchanged, or redeemed by means of a preapproved Automatic Investment Plan or Systematic Withdrawal Plan arrangement

•	Shares redeemed or exchanged by omnibus accounts maintained by intermediaries that are unable or unwilling to process the redemption fee

•	Shares redeemed or exchanged through certain retirement plans that are unable or unwilling to process the redemption fee

•	Shares redeemed following the death of a shareholder

•	Shares redeemed on the initiation of the Fund (e.g., for failure to meet account minimums)

•	Share redemptions or exchanges of $25,000 or less

•	Shares transferred from one class to another class of the same Fund

•	Shares redeemed as a result of any changes in account registration

•
Shares redeemed or exchanged through employer-sponsored retirement plans, attributable to the following: (i) participant withdrawals due to mandatory distributions, rollovers, and financial hardships; (ii) a participant leaving their job; (iii) shares sold by the plan administrator to repay a plan loan; (iv) shares acquired or sold for a participant’s account in connection with an automatic rebalancing of the participant’s account; (v) plan sponsor directed or initiated actions, (vi) shares transferred to the record name of a successor service provider to a plan; or (vii) redemptions for the purpose of returning excess contributions to the employer

•	Shares redeemed in connection with mandatory IRA account distributions or for the purpose of return of excess contribution to IRA accounts

•
Shares redeemed pursuant to an automatic
non-discretionary
rebalancing program,
wrap-fee,
or similar type of account or program maintained by
non-affiliated
broker-dealers and other financial institutions that have entered into agreements with the Fund, the distributor, or its affiliates

The Fund may also waive the imposition of redemption fees in their discretion when it is deemed appropriate.
If you qualify for a redemption fee waiver, you must notify your Service Organization or the transfer agent at the time of purchase. It shall be the responsibility of the shareholder or applicable intermediary to request a waiver and to provide sufficient evidence to the Fund or their agent that the requested waiver is warranted.
The Fund’s Board of Trustees has also approved methods for the fair valuation of securities held in the Fund’s portfolio in an effort to deter market timing activities. Please see “How the Price of Your Shares Is Determined — How is the value of securities held by the Fund determined?” for more information.
In addition, the Fund’s Board of Trustees has adopted policies and procedures that are designed to discourage and detect excessive trading and market timing activities. These policies and procedures provide that Domini reviews transactions in excess of certain thresholds in order to monitor trading activity. If Domini suspects a pattern of market timing, we may reject the transaction, close the account, and/or suspend or terminate the broker if possible to prevent any future activity. The Fund does not knowingly accommodate excessive trading and market timing activities.
In certain circumstances, a financial intermediary, such as a broker, adviser, retirement plan, or third party administrator, will hold Fund shares on behalf of multiple beneficial owners in an omnibus account. The Fund does not know the identity of shareholders who hold shares through an omnibus account and must rely on the systems of the financial intermediary for that information. Consequently, the Fund’s ability to monitor trading or detect market timing in omnibus accounts may be limited. The Fund’s distributor, in accordance with applicable law, enters into agreements with financial intermediaries that require the intermediaries to provide certain information to the Fund to help identify excessive trading activity and to restrict or prohibit future purchases or exchanges of Fund shares by shareholders identified as having violated the Fund’s policies.
Financial intermediaries may apply purchase and exchange limitations that are different from the limitations imposed by the Fund. If you purchase, exchange, or sell Fund shares through a financial intermediary, you should check with your intermediary to determine what purchase and exchange limitations are applicable to your transactions.
Certain financial intermediaries are unable or unwilling to charge the Fund’s redemption fee as described above or may charge a different redemption fee. Some financial intermediaries will not apply one or more of the exemptions listed above or may exempt transactions not listed above in determining whether to charge a redemption fee. The Fund may determine not to charge a redemption fee on transactions implemented through a financial intermediary’s account. There are no assurances that financial intermediaries will properly assess the Fund’s redemption fee even in circumstances where they agree to do so. If you purchase, exchange, or sell Fund shares through a financial intermediary, you should check with your intermediary to determine which of your transactions will be subject to a redemption fee.
Because the Fund may not be able to detect all instances of market timing, there is no guarantee that the Fund will be able to identify, deter, or eliminate all market timing or excessive trading of Fund shares.

HOW THE PRICE OF YOUR SHARES IS DETERMINED
The price of your shares is based on the net asset value of the applicable class of shares of the Fund that you hold. The net asset value (or NAV) of each class of shares of the Fund is determined as of the scheduled close of regular trading on the NYSE, normally 4 p.m., Eastern Time, on each day the Exchange is open for trading. If the NYSE closes at another time, the Fund will determine the NAV of each class of shares of the Fund as of the scheduled closing time.
This calculation is made by deducting the amount of the liabilities (debts) of the applicable class of shares of the applicable Fund, from the value of its assets, and dividing the difference by the number of outstanding shares of the applicable class of the Fund.

Net Asset Value (NAV) =	Total Assets – Total Liabilities Number of Shares Outstanding
To calculate the value of your investment, simply multiply the NAV by the number of shares of the Fund you own.
How can I find out the NAV of my shares?
You may obtain the NAV for your shares 24 hours a day
online
by visiting
www.domini.com/domini-funds
and choosing your Fund and share class,
or by
telephoning
1-800-582-6757
from a touch-tone phone to access our automated telephone system or speak with a Shareholder Services representative. You will also receive this information on your periodic account statements.
How do you determine what price I will get when I buy shares?
Investments will be processed at the next share price calculated after an order is received in good order by the Fund or its designated agent. Please note that purchase requests received after the share price has been calculated for the Fund (normally 4 p.m. Eastern Time on each day that the NYSE is open for trading) will be processed at the next share price that is calculated by the Fund after the order is received in good order by the Fund or its designated agent. The designated agent is responsible for transmitting your order to the Fund in a timely manner.
For current shareholders who place ACH transactions by telephone or online, please note that your ACH transaction will be considered in good order on the date the payment for shares is received by the Fund. This may take at least 2 business days.
The Fund may stop offering its shares for sale at any time and may reject any order for the purchase of its shares.
How do you determine what price I will get when I sell shares?
When you sell shares, you will receive the next share price that is calculated after your sale request is received by the Fund or its designated agent in good order. (See “What Is ‘Good Order’?” above for more information.) Please note that redemption requests received after the share price has been calculated for the Fund (normally 4 p.m. Eastern Time on each day that the NYSE is open for trading) will be processed at the next share price that is calculated by the Fund after the order is received in good order by the Fund or its designated agent. The designated agent is responsible for transmitting your order to the Fund in a timely manner.
The Fund may pay redemption proceeds by check or, if your account is eligible and you have completed the appropriate box on the Account Application or submitted other written instructions, by bank wire or electronic funds transfer via ACH. The appropriate Fund will normally pay redemption proceeds from the sale of shares on the next day the NYSE is open for trading, but in any event within 7 days, regardless of the method the Fund uses to make such payment. If you purchased the shares you are selling by check, the Fund may delay the payment of the redemption proceeds until the check has cleared, which may take up to 10 calendar days from the purchase date. Please note that shares purchased by electronic transfer (ACH) are not immediately available for redemption pending confirmation of receipt of payment and the delivery of such redemption proceeds may be limited to the bank account associated with the ACH funding the purchase.
Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, if the Securities and Exchange Commission determines that an emergency or other circumstances exist that make it impracticable for the Fund to sell or value its portfolio securities, or otherwise as permitted by the rules of or by the order of the Securities and Exchange Commission.
Under normal circumstances, the Fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Fund’s investments, the Fund may be more likely to be forced to sell portfolio assets to meet redemptions than under normal market circumstances. Under such circumstances, the Fund could be forced to liquidate assets at inopportune times or at a loss or depressed value. The Fund also may pay redemption proceeds using cash obtained through borrowing arrangements that may be available from time to time. The Fund reserves the right to pay part or all of the redemption proceeds in kind, i.e., in securities, rather than cash. If the Fund redeems in kind, it generally will deliver to you a proportionate share of the portfolio securities owned by the Fund. Securities you receive this way may increase or decrease in value while you hold them and you may incur brokerage and transaction charges and tax liability when you convert the securities to cash. The Fund may redeem in kind at a shareholder’s request or if, for example, the Fund reasonably believes that a cash redemption may have a substantial impact on the Fund and its remaining shareholders.
During periods of deteriorating or stressed market conditions, when an increased portion of the Fund’s portfolio may be comprised of less-liquid investments, or during extraordinary or emergency circumstances, the Fund may be more likely to pay redemption proceeds with cash obtained through short-term borrowing arrangements (if available) or by giving you securities.
Sales of shares made less than 30 days after settlement of a purchase or acquisition through exchange will be subject to an early redemption fee, with certain exceptions. (See “Additional Information on Selling Shares — Market Timing and Redemption Fee” above for more information.)
Access to the automated telephone system and online processing may be limited during periods of peak demand, market volatility, system upgrades or maintenance, or other reasons.
How is the value of securities held by the Fund determined?
Equity securities and other instruments held by the Fund that are listed or traded on national securities exchanges are generally valued at the last sale price on the exchange or market on which the security or instrument is primarily traded at the time of valuation. Securities listed on the NASDAQ National Market System are generally valued using the NASDAQ Official Closing Price. Bonds and other fixed income securities held by the Fund generally are valued on the basis of valuations furnished by independent pricing services, use of which has been approved for the Fund, as applicable by the Board of Trustees. When a market price is not available, or when the adviser has reason to believe that the price does not represent market realities, the adviser will value securities instead by using methods approved by the Fund’s Board of Trustees. When the Fund uses fair value pricing, the Fund’s value for a security may be different from quoted market values or what the Fund would receive upon the sale of such security.
The Fund invests primarily in the stocks of
non-U.S.
companies.
Non-U.S.
equity securities are valued on the basis of their most recent closing market prices at 4 p.m. Eastern Time on each day that the NYSE is open for trading except under the circumstances described herein. Most
non-U.S.
markets close before 4 p.m. Eastern Time. If the adviser determines that developments between the close of the
non-U.S.
market and 4 p.m. Eastern Time will, in its judgment, materially affect the value of some or all of the Fund’s securities, it will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. Eastern Time. In deciding whether to make these adjustments, the adviser reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. The Fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fair value for a foreign security reported on by such service with a confidence level approved by the Board, shall be the value provided by such service. However, the Fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the Fund routinely compare closing market prices, the next day’s opening prices in the same markets, and adjusted prices.
Please note that the Fund holds securities that are primarily listed on foreign exchanges that may trade during hours, on weekends, or on other days when the Fund does not price its shares. Therefore, the value of the securities held by the Fund may change on days when shareholders will not be able to purchase or sell the Fund’s shares.
FUND STATEMENTS AND REPORTS
E-Delivery
To keep the Fund’s costs as low as possible, and to conserve paper, paperless
e-delivery
of statements, trade confirmations, prospectuses, shareholder reports, and other materials for each of your Fund accounts is available. To sign up for
e-delivery,
you must first establish online account access. Visit
www.domini.com/
manage-account
to register for online account access and select
e-delivery
for each document that you would like to receive
e-delivery
notifications. You will receive a notice by email when each new document is available. Then you may log on at your convenience to view, print, or save your document. There is no charge to establish
e-delivery
and you may view, cancel, or change your
e-delivery
profile at any time.
By electing
e-delivery
of Fund documents, you are authorizing Domini to discontinue hard copy mailings of that type of document.
An annual paper document delivery fee of $15 is deducted from each direct Fund account that has a balance below $10,000. See “Paper Document Delivery Fee” for more information. This Paper Document Delivery Fee will not be charged so long as your electronic delivery election remains in effect. At its discretion, Domini reserves the right to waive or modify such fee at any time.

Delivery of Shareholder Documents
The Funds may mail one copy of shareholder documents, including prospectuses, shareholder reports, proxy statements and other regulatory documents, when we find that two or more Fund shareholders have the same last name and address. This practice is known as “householding” and is intended to eliminate duplicate mailings, save paper and reduce expenses. Call our Shareholder Services department at
1-800-582-6757
if you need additional copies of shareholder documents or if you do not want the mailing of your shareholder documents to be combined with those for other accounts at the same address. The Funds will begin sending you individual copies of shareholder documents thirty days after receiving such a request. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise.
Trade Confirmations
Confirmation statements setting forth the trade date and the amount of your transaction are sent each time you buy, sell, or exchange shares (except for Automatic Investment Plan purchases, dividend reinvestments, and Systematic Withdrawal Plan redemptions). Confirmation statements are not sent for reinvested dividends or for purchases made through automatic investment plans. Always verify your transactions by reviewing your confirmation statement carefully for accuracy. Please report any discrepancies promptly to our Shareholder Services department at
1-800-582-6757. You
may choose to view trade confirmations online rather than receiving a hard copy by signing up for
e-delivery.
Visit
www.domini.com/
manage-account
to register for online account access and select
e-delivery
for each document that you would like to receive
e-delivery
notifications.
Account Statements
Account statements set forth all account activity including the trade date and the amount of each account transaction during the covered period. Account statements are mailed quarterly or monthly (Institutional shares only). Always verify your transactions by reviewing your account statement carefully for accuracy. Please report any discrepancies promptly to our Shareholder Services department at
1-800-582-6757.
You may choose to view account statements online rather than receiving a hard copy by signing up for
e-delivery.
Visit
www.domini.com/
manage-account
to register for online account access and select
e-delivery
for each document that you would like to receive
e-delivery
notifications.
Fund Financial Reports
The Fund’s Annual Report is mailed in September, and the Fund’s Semi-Annual Report is mailed in March. These reports include information about the Fund’s performance, as well as a complete listing of that Fund’s holdings. You may choose to view these reports online rather than receiving a hard copy by signing up for
e-delivery. Visit
www.domini.com/
manage-account
to register for online account access and select
e-delivery
for each document that you would like to receive
e-delivery
notifications.
Tax Statements
Each year we will send you a statement for the previous year that reflects all dividend and capital gains distributions, proceeds from the sale of shares in nonretirement accounts, and distributions from IRAs or other retirement accounts as required by the IRS. Tax statements are generally mailed in January or February as permitted by law. Statements regarding annual IRA contributions are generally mailed in May.
DIVIDENDS AND CAPITAL GAINS
The Fund pays to its shareholders substantially all of its net income in the form of dividends. Dividends from net income (excluding capital gains), if any, are typically paid by the Fund semi-annually (usually in June and December). Any capital gain dividends are distributed annually in December.
You may elect to receive dividends either by check or in additional shares of the Fund. Unless you choose to receive your dividends by check, all dividends will be reinvested in additional shares of the Fund. In either case, dividends are normally taxable to you in the manner described below.
Any check in payment of dividends or other distributions that cannot be delivered by the post office or that remains uncashed for a period of more than one year may be reinvested in your account.
TAXES
This discussion of taxes is for general information only. You should consult your own tax adviser about your particular situation and the status of your account under state and local laws.
Taxability of Dividends
Each year the Fund will mail you a report of your distributions for the prior year and how they are treated for federal tax purposes. If you are otherwise subject to federal income taxes, you will normally have to pay federal income taxes on the dividends you receive from the Fund, whether you take the dividends in cash or reinvest them in additional shares. Noncorporate shareholders will be taxed at reduced rates on distributions reported by the Fund as “qualified dividend income,” provided the recipient shareholder satisfies certain holding period requirements and refrains from making certain elections. Dividends reported by the Fund as capital gain dividends are taxable as long-term capital gains, which for noncorporate shareholders are also subject to tax at reduced rates. Other dividends are generally taxable as ordinary income. Some dividends paid in January may be taxable to you as if they had been paid the previous December.
Buying a Dividend
Dividends paid by the Fund will reduce that Fund’s net asset value per share. As a result, if you buy shares just before the Fund pays a dividend, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a dividend on which you may need to pay tax.
Taxability of Transactions
Any time you sell or exchange shares held in a nonretirement account, it is generally considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. An exchange between classes of shares of the same Fund is normally not taxable. Distributions out of a retirement account may have tax consequences. You are responsible for any tax liabilities generated by your transactions.

IMPORTANT:
By law, you must certify that the Social Security or taxpayer identification number you provide to the Fund is correct and that you are not otherwise subject to backup withholding for failing to report income to the IRS. The Fund may be required to apply backup withholding to certain distributions and proceeds payable to you if you fail to provide this information or otherwise violate IRS requirements. The backup withholding rate is currently 24%.
RIGHTS RESERVED BY THE FUND
The Fund and its agents reserve the following rights:

•	To waive or change investment minimums

•	To waive or change the Paper Document Delivery Fee

•	To refuse any purchase or exchange order

•	To stop selling shares at any time

•	To change, revoke, or suspend the exchange privilege

•	To suspend telephone transactions

•
To reject any purchase or exchange order (including, but not limited to, orders that involve, in the Adviser’s opinion, excessive trading, market timing, fraud, or 5% ownership) upon notice to the shareholder

•	To change or implement additional policies designed to prevent excessive trading

•	To adopt policies requiring redemption of shares in certain circumstances

•
To freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is a reason to believe a fraudulent transaction may occur

•	To otherwise modify the conditions of purchase and any services at any time

•	To act on instructions believed to be genuine and waive submission of a medallion signature guarantee in certain circumstances.

•
To redeem shareholder accounts: with incomplete account qualifications, documentation, or payment; with a small account balance; or transfer your shares to the appropriate state after a period of inactivity, as determined by state law, or upon notice of undeliverable address. For additional information and conditions please see the Statement of Additional Information under “Account Closings.”

These actions will be taken when, in the sole discretion of management, they are deemed to be in the best interest of the Fund.
Responsibility for Fraud
Domini and the Fund will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements or other information that we provide to you. It is important that you contact the Domini Funds immediately about any transactions or changes to your account that you believe to be unauthorized.

,	Domini Impact Investments ® , Domini ® , Investing for Good ® , and The Way You Invest Matters ® are registered service marks of Domini. Domini International Opportunities Fund
SM
, Domini Sustainable Solutions Fund
SM
, Domini Impact Equity Fund
SM
, Domini Impact International Equity Fund
SM
, and Domini Impact Bond Fund
SM
are service marks of Domini Impact Investments LLC (“Domini”). The Domini Impact Investment Standards is copyright
©
2006-2020 by Domini Impact Investments LLC. All rights reserved.

FINANCIAL HIGHLIGHTS
Information is not presented for the Fund because the Fund had not yet commenced operations as of the dates of this prospectus and did not have financial statements as of July 31, 2020.

B-1

FOR ADDITIONAL INFORMATION
Annual and Semi-Annual Reports
Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. These reports include a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during their last fiscal year, as well as a complete listing of the Fund’s holdings. They are available by mail from Domini Impact Investments, or online at
www.domini.com/funddocuments
.
Statement of Additional Information
The Fund’s Statement of Additional Information contains more detailed information about the Fund and its management and operations. The Statement of Additional Information and the independent registered public accounting firm’s report and financial statements in the Fund’s Annual Report to shareholders, are incorporated by reference into this prospectus and are legally part of it. They are available by mail from Domini Impact Investments, or online at
www.domini.com/funddocuments
.
Domini News and Impact Report
The Domini Funds’ Impact Report contains highlights of some of the many ways we work for change and our various engagement activities with companies. The Impact Report is available by mail from Domini Impact Investments, or online at
www.domini.com/impact
report
. Subscribe for Domini news and impact updates at
domini.com/subscribe
.
Proxy Voting and Environmental and Social Standards
Visit
www.domini.com/proxyvoting
for more complete information about Domini Impact Investments’ proxy voting policies and procedures, to view the Domini Fund’s current proxy voting decisions. Visit
www.domini.com/shareholderproposals
to learn more about the firm’s shareholder activism program and
www.domini.com/standards
for more information about the environmental and social standards Domini uses to evaluate Fund holdings.
Contact Domini
To make inquiries about the Fund or obtain copies of any of the above free of charge, call
1-800-582-6757
or write to this address:
Domini Funds
P.O. Box 46707
Cincinnati, OH 45246-0707
Website:
To learn more about the Fund or about impact investing, or to establish online account access, visit us online at
www.domini.com.
Securities and Exchange Commission
Information about the Fund (including the Statement of Additional Information) is available on the EDGAR database on the SEC’s website,
www.sec.gov
. Copies may be obtained upon payment of a duplicating fee by electronic request at the following email address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-1520. You may also visit the SEC’s Public Reference Room in Washington, D.C. For more information about the Public Reference Room you may call the SEC at
1-202-551-8090.
File
No. 811-5823

C-1

Presorted Standard U.S. Postage PAID Lancaster, PA Permit No. 1793
Domini Funds P.O. Box 46707 | Cincinnati, OH 45246-0707 1-800-582-6757 | www.domini.com | @DominiFunds Subscribe to Domini news at domini.com/subscribe

Domini International Opportunities Fund SM Investor Shares: CUSIP 257132753 | RISEX Institutional Shares: CUSIP 257132746 | LEADX

STATEMENT OF ADDITIONAL INFORMATION

NOVEMBER 30, 2020

DOMINI INTERNATIONAL OPPORTUNITIES FUNDSM

INVESTOR SHARES (RISEX) AND INSTITUTIONAL SHARES (LEADX)

(the “Fund”)

This Statement of Additional Information (“SAI”) sets forth information that may be of interest to investors but that is not necessarily included in the Fund’s Prospectus dated November 30, 2020, as amended from time to time. This Statement of Additional Information should be read in conjunction with the Prospectus. An investor may obtain copies of the Fund’s Prospectuses, Annual Report to Shareholders and Semi-Annual Report to Shareholders without charge from Domini Impact Investments by calling 1-800-582-6757 or online at www.domini.com/funddocuments.

This Statement of Additional Information is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective prospectus and should be read only in conjunction with such prospectus. References in this Statement of Additional Information to the “Prospectus” are to the current Prospectus of the Fund, as amended or supplemented from time to time.

1.	THE FUND

The Domini International Opportunities Fund (the “Fund”) is a diversified, open-end management investment company. The Fund is a series of shares of beneficial interest of Domini Investment Trust (the “Trust”), which was organized as a business trust under the laws of the Commonwealth of Massachusetts on June 7, 1989, and commenced operations on June 3, 1991. Prior to November 30, 2016, the name of the Trust was the Domini Social Investment Trust. Prior to January 20, 2000, the name of the Trust was “Domini Social Equity Fund.” The Fund offers to buy back (redeem) its shares from its shareholders at any time at net asset value.

The Fund is also referred to herein as the “Stock Fund.”

Sponsor, Investment Adviser, and Subadviser

Domini Impact Investments LLC (“Domini” or the “Adviser”) is the Fund’s sponsor. Domini provides investment advisory and administrative services to the Fund. The Board of Trustees provides broad supervision over the affairs of the Fund. Shares of the Fund are continuously sold by DSIL Investment Services LLC, the Fund’s distributor (“DSILD” or the “Distributor”). An investor should obtain from Domini, and should read in conjunction with the Prospectus, the materials describing the procedures under which Fund shares may be purchased and redeemed.

SSGA Funds Management, Inc. (“SSGA FM” or the “Subadviser”) is the current investment subadviser of the Fund. SSGA FM commenced subadvisory services for the Fund on November 30, 2020.

Share Classes

The Fund offers two classes of shares: Investor shares and Institutional shares as of the date of this Statement of Additional Information.

The Investor shares have adopted a Rule 12b-1 plan that allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Institutional shares are generally only available to endowments, foundations, family office clients, private trust, religious organizations and other nonprofit entities, individuals, retirement plan sponsors, certain corporate or similar institutions, or omnibus accounts maintained by financial intermediaries and are subject to minimum investment amounts.

2.	INVESTMENT INFORMATION

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The Fund’s investment objective is to seek to provide its shareholders with long-term total return. The Fund may invest in equity securities issued by companies of any market capitalization located throughout the world, but under normal circumstances, will invest primarily in securities of mid-and large-capitalization companies tied economically to developed market countries throughout the world, other than the U.S. and Canada. For purposes of the Fund’s investment policies, equity securities include common stocks, depositary receipts, warrants, rights and preferred shares. Under normal circumstances, the Fund’s investments will be tied economically to at least 10 different countries, other than the U.S. and Canada but not more than 15% of the Fund’s net assets will be invested in securities of issuers tied economically to the U.S., Canada, and emerging markets.

The Fund may have significant exposure to any region, country or sector at any time.

The investment objective of the Fund may be changed without the approval of the Fund’s shareholders, but not without written notice thereof to shareholders 30 days prior to implementing the change. If there is a change in the Fund’s investment objective, shareholders of that Fund should consider whether the Fund remains an appropriate investment in light of their financial positions and needs. There can, of course, be no assurance that the investment objective of the Fund will be achieved.

The Fund’s investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in the Prospectus or in this SAI.

INVESTMENT POLICIES

The following supplements the information concerning the Fund’s investment policies contained in the Prospectus and should only be read in conjunction therewith.

STOCK FUND

Common Stock

The Stock Fund may invest in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. Common stocks do not represent an obligation of the issuer, and do not offer the degree of protection of debt securities. The issuance of debt securities or preferred stock by an issuer will create prior claims that could adversely affect the rights of holders of common stock with respect to the assets of the issuer upon liquidation or bankruptcy.

Preferred Stock

The Stock Fund may invest in preferred stocks. Preferred stocks, like common stocks, represent an equity ownership in an issuer, but generally have a priority claim over common stocks, but not over debt, with respect to dividend payments and upon the liquidation or bankruptcy of the issuer. Therefore, preferred stock is subject to the credit risk of the issuer, but because of its subordinate position to debt obligations of the issuer, the deterioration of the credit of an issuer is likely to cause greater decreases in the value of preferred stock than in more senior debt obligations. The market value of preferred stocks with no conversion rights and fixed dividend rates, like fixed-income securities, tends to move inversely with interest rates, with the price determined by the dividend rate. However, because most preferred stocks do not have a fixed maturity date (although they may have call features giving the issuer the right to call the securities under certain circumstances or redemption features giving the holder the right to cause the issuer to repurchase the securities under certain circumstances), these securities generally will fluctuate more in value when interest rates change than, for example, debt issued by the same issuer. Some preferred stocks may pay dividends at an adjustable rate, based on an auction, an index, or other formula. In the absence of credit deterioration, adjustable-rate preferred stocks tend to have less price volatility than fixed-rate preferred stocks.

Unlike common stocks, preferred stocks do not typically have voting rights. Some preferred stocks have convertible features.

Warrants

The Fund may invest in warrants. Warrants are securities that permit, but do not obligate, their holder to subscribe for other securities. Warrants are subject to the same market risks as stocks, but may be more volatile in price. Warrants do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in assets of the issuer. An investment in warrants may be considered speculative. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

Smaller Market Capitalization Companies

Investments in companies with smaller market capitalizations, including companies generally considered to be small-cap issuers and medium-sized companies, may involve greater risks and volatility than investments in larger companies. Companies with smaller market capitalizations may be at an earlier stage of development, may be subject to greater business risks, may have limited product lines, limited financial resources, and less depth in management than more established companies. In addition, these companies may have difficulty withstanding competition from larger, more established companies in their industries. The securities of companies with smaller market capitalizations may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings and thus may create a greater chance of loss than investing in securities of larger-capitalization companies. In addition, transaction costs in smaller-capitalization stocks may be higher than those of larger-capitalization companies.

Exchange-Traded Funds

The Stock Fund may purchase shares of exchange-traded funds (ETFs). Typically, the Stock Fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to all or a portion of the stock or bond market. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares can be purchased for smaller sums, offer exposure to market sectors and styles for which there is no suitable or liquid futures contract, and do not involve leverage.

Most ETFs are investment companies. Therefore, a Stock Fund’s purchases of ETF shares generally are subject to the limitations on, and the risks of, the Fund’s investments in other investment companies, which are described below under the heading “Investment Company Securities.”

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of marketwide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Domini applies its environmental and social standards to an ETF when determining if the ETF is eligible for investment by the Fund.

Equity Swaps and Related Transactions

The Stock Fund may enter into equity swaps and may purchase or sell (i.e., write) equity caps, floors, and collars. The Stock Fund expects to enter into these transactions in order to hedge against either a decline in the value of the securities included in the Stock Fund’s portfolio or against an increase in the price of the securities that it plans to purchase, in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain. Equity swaps involve the exchange by the Stock Fund with another party of their respective commitments to make or receive payments based on a notional principal amount. The purchase of an equity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually based principal amount from the party selling the equity cap. The purchase of an equity floor entitles the purchaser, to the extent that a specified index falls below a predetermined rate, to receive payments on a contractually based principal amount from the party selling the equity floor. A collar is a combination of a cap and a floor, which preserves a certain return within a predetermined range of values.

The Stock Fund may enter into equity swaps, caps, floors, and collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into equity swaps on a net basis (i.e., the two payment streams are netted out), with the Stock Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Stock Fund’s obligations over its entitlements with respect to each equity swap will be accrued on a daily basis, and an amount of cash and/or cash equivalents or other liquid high-grade debt securities having an aggregate net asset value at least equal to the accrued excess will be segregated by the Stock Fund’s custodian as described under “Use of Segregated and Other Special Accounts” below. If a Stock Fund enters into an equity swap on other than a net basis, the Stock Fund will be segregated liquid assets in the full amount accrued on a daily basis of the Stock Fund’s obligations with respect to the swap as described under “Use of Segregated and Other Special Accounts” below. A Stock Fund will only enter into equity swap, cap, floor, or collar transactions with counterparties the Subadviser deems to be creditworthy. The Subadviser will monitor the creditworthiness of counterparties to its equity swap, cap, floor, and collar transactions on an ongoing basis. If there is a default by the other party to such a transaction, the Stock Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The Subadviser has determined that, as a result, the swap market is liquid. Caps, floors, and collars are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the Stock Fund sells caps, floors, and collars it will segregate cash and/or cash equivalents or other liquid high-grade debt securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Stock Fund’s obligations with respect to the caps, floors, or collars as described under “Use of Segregated and Other Special Accounts below. The use of equity swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Subadviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of a Stock Fund would diminish compared with what it would have been if these investment techniques were not utilized. Moreover, even if the Subadviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

The liquidity of swap agreements will be determined by the Subadviser based on various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset a Stock Fund’s rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed within the percentage restriction on investments in securities that are not readily marketable.

The Stock Fund will segregate cash and/or cash equivalents or other liquid high-grade debt securities to cover its current obligations under swap agreements. If a Stock Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Stock Fund’s accrued obligations under the swap agreement over the accrued amount the Stock Fund is entitled to receive under the agreement. If the Stock Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Stock Fund’s accrued obligations under the agreement. The Stock Fund will comply with the asset segregation requirements described under “Use of Segregated and Other Special Accounts” below.

There is no limit on the amount of equity swap transactions that may be entered into by a Stock Fund. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that a Stock Fund is contractually obligated to make, if any. The effective use of swaps and related transactions by a Stock Fund may depend, among other things, on the Stock Fund’s ability to terminate the transactions at times when the Subadviser deems it desirable to do so. Because swaps and related transactions are bilateral contractual arrangements between a Stock Fund and counterparties to the transactions, the Stock Fund’s ability to terminate such an arrangement may be considerably more limited than in the case of an exchange-traded instrument. To the extent a Stock Fund does not, or cannot, terminate such a transaction in a timely manner, the Stock Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction. If the other party to a swap defaults, the Stock Fund’s risk of loss is the net amount of payments that the Stock Fund contractually is entitled to receive, if any. A Stock Fund may purchase and sell caps, floors, and collars without limitation, subject to the asset segregation requirements described under “Use of Segregated and Other Special Accounts” below.

Indexed Securities

The Stock Fund may purchase securities whose prices are indexed to the prices of other securities, securities indexes, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign currency-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

Investors should note that the Stock Fund’s ability to pursue certain of these strategies may be limited by applicable regulations of the Securities and Exchange Commission (“SEC”), the Commodity Futures Trading Commission (“CFTC”), and the federal income tax requirements applicable to regulated investment companies.

NATURAL DISASTERS

Certain areas of the world, including areas within the United States, historically have been prone to natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts. Such disasters, and the resulting damage, could have a significant adverse impact on the economies of those areas and on the ability of issuers in which the Fund invests to conduct their businesses, and thus on the investments made by the Fund in such geographic areas and/or issuers. Adverse weather conditions could have a significant adverse impact on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

EUROPE

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. On January 31, 2020, the United Kingdom withdrew from the European Union. Given the size and importance of the United Kingdom’s economy, uncertainty about its relationship with the remaining member states of the European Union may continue to be a source of instability. Moreover, other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Ukraine has experienced ongoing military conflict; this conflict may expand and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets. Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments due to the inter-connected nature of the global economy and capital markets.

FOREIGN SECURITIES AND FOREIGN ISSUERS

Investing in the securities of foreign issuers involves special considerations that are not typically associated with investing in the securities of U.S. issuers. Investments in securities of foreign issuers may involve risks arising from differences between U.S. and foreign securities markets, including less volume, much greater price volatility in and illiquidity of certain foreign securities markets, greater difficulty in determining the fair value of securities, different trading and settlement practices, and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social, and political conditions such as wars, terrorism, civil unrest, and uprisings, and from fluctuating interest rates.

There may be less publicly available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing, and financial recordkeeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default in any such foreign obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such obligations.

Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of the Fund’s income, the possible seizure or nationalization of foreign assets, and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions that might affect adversely payments due on securities held by the Fund, the lack of extensive operating experience of eligible foreign subcustodians, and legal limitations on the ability of the Fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian’s bankruptcy.

In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The 1940 Act limits the Fund’s ability to invest in any equity security of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may also restrict the Fund’s investments in certain foreign banks and other financial institutions.

There generally is less governmental supervision and regulation of exchanges, brokers, and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller, emerging capital markets, which may result in the Fund incurring additional costs and delays in transporting such securities outside such countries. Delays in settlement or other problems could result in periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the Fund to forego attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Rules adopted under the 1940 Act permit the Fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries may not be “eligible subcustodians,” as defined in the 1940 Act, for the l Fund, in which event the Fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or where such purchase may result in the Fund incurring additional costs and delays in providing transportation and custody services for such securities outside such countries. The Fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible foreign subcustodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by foreign subcustodians in the event of the bankruptcy of the subcustodian.

Certain of the risks associated with investments and investing in smaller capital markets are heightened for investments in emerging market countries. For example, some of the currencies of emerging market countries have experienced devaluation relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain of such countries face serious exchange constraints. In addition, governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies. Accordingly, government actions in the future could have a significant effect on economic conditions in developing countries that could affect private sector companies and consequently the value of certain securities held in the Fund’s portfolio.

Investment in certain emerging market securities is restricted or controlled to varying degrees that may at times limit or preclude investment in certain emerging market securities and increase the costs and expenses of the Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than other classes, restrict investment opportunities in issuers in industries deemed important to national interests, and/or impose additional taxes on foreign investors.

The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of the Fund. For example, the Fund may be required in some countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor.

Certain emerging market countries may require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors that could adversely affect the Fund. In addition, if deterioration occurs in the country’s balance of payments, it could impose temporary restrictions on foreign capital remittances. Investing in local markets in emerging market countries may require the Fund to adopt special procedures, seek local government approvals, or take other actions, each of which may involve additional costs to the Fund.

With respect to investments in certain emerging market countries, different legal standards may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

Certain markets are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region. Brokers in emerging market countries typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for the Fund and may have an adverse impact on the investment performance of the Fund.

SUPRANATIONAL OBLIGATIONS

Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the World Bank, the European Investment Bank, the European Bank for Reconstruction and Development, the Asian Development Bank, and the Inter-American Development Bank. Supranational issued instruments may be denominated in multinational currency units. Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

DEPOSITARY RECEIPTS

Securities of foreign issuers may be purchased directly or through depositary receipts, such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”), or other securities representing underlying shares of foreign companies. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts, respectively, evidencing a similar arrangement.

ADRs, EDRs, and GDRs are issued through “sponsored” or “unsponsored” arrangements. In a sponsored arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depositary’s transaction fees are paid by the holders. In addition, less information is generally available in the United States about the issuer of an unsponsored depositary receipt as it is for the issuer of a sponsored depositary receipt.

RISKS OF DERIVATIVES OUTSIDE THE UNITED STATES

When conducted outside the United States, Derivatives transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies, and other instruments. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset, or exercised. The value of positions taken as part of non-U.S. Derivatives also could be adversely affected by: (1) other complex foreign political, legal, and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in the Fund’s ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lower trading volume and liquidity.

GENERAL INVESTMENT TECHNIQUES AND POLICIES APPLYING TO THE FUND

AS SPECIFIED BELOW

Investment Company Securities

Securities of other investment companies may be acquired by the Fund to the extent permitted under the 1940 Act and consistent with its investment objective and strategies. These limits generally require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund’s total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund, provided, however, that the Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other fees that the Fund bears directly in connection with its own operations. The main risk of investing in other investment companies is the risk that the value of the underlying securities might decrease.

Convertible Securities

The Fund may invest in convertible securities. Convertible securities are typically preferred stock or bonds that are convertible into common stock at a specified price or conversion ratio. Because they have the characteristics of both fixed-income securities and common stock, convertible securities are sometimes called “hybrid” securities. Convertible bonds, debentures, and notes are debt obligations offering a stated interest rate; convertible preferred stocks are senior securities of a company offering a stated dividend rate. Convertible bonds are subject to the market risk of stocks, and, like other bonds, are also subject to interest rate risk, prepayment and extension risk, and the credit risk of their issuers. Convertible securities will at times be priced in the market like other fixed-income securities — that is, their prices will tend to rise when interest rates decline and will tend to fall when interest rates rise.

However, because a convertible security provides an option to the holder to exchange the security for either a specified number of the issuer’s common shares at a stated price per share or the cash value of such common shares, the security market price will tend to fluctuate in relationship to the price of the common shares into which it is convertible. Thus, convertible securities will ordinarily provide opportunities for producing both current income and longer-term capital appreciation. Convertible bonds tend to offer lower rates of interest than nonconvertible bonds because the stock conversion feature represents increased potential for capital gains. Because convertible securities are usually viewed by the issuer as future common stock, they are generally subordinated to other senior securities and therefore are rated one category lower than the issuer’s nonconvertible debt obligations or preferred stock. Call provisions on convertible bonds may allow the issuer to repay the debt before it matures. This may hurt the Fund’s performance because it may have to reinvest the money repaid at a lower rate.

Borrowing

The Fund may borrow in certain limited circumstances. See “Investment Restrictions.” Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. For example, borrowing may exaggerate changes in the net asset value of the Fund’s shares and in the return on the Fund’s portfolio. The Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing, which could affect the strategy of the Adviser and Subadviser. Interest on any borrowings will be the Fund expense and will reduce the value of the Fund’s shares.

Illiquid Investments

The Fund may invest up to 15% of its net assets in illiquid securities, or securities for which there is no readily available market. The absence of a trading market may make it difficult to establish a market value for illiquid securities. It may be difficult or impossible for the Fund to sell illiquid securities at the desired time and at an acceptable price.

Rule 144A Securities

The Fund may invest in certain restricted securities (“Rule 144A securities”) for which there is a secondary market of qualified institutional buyers, as defined in Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”). Rule 144A provides an exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities to qualified institutional buyers.

One effect of Rule 144A is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities will develop or be maintained. The liquidity of Rule 144A and other restricted securities is determined in accordance with the Fund’s liquidity risk management program.

To the extent that liquid Rule 144A securities that the Fund holds become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of that Fund’s assets invested in illiquid assets would increase. The Adviser and the Subadviser will monitor the Fund’s investments in Rule 144A securities and will consider appropriate measures to enable the Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

Derivatives

Although it is not a principal strategy, the Fund may, but is not required to, use various investment strategies described below to hedge market risks (such as broad or specific market movements and currency exchange rates), or to seek to increase the Fund’s income or gain.

The Fund may purchase and sell single stock, currency, or stock index futures contracts and enter into currency transactions; purchase and sell (or write) exchange-listed and over-the-counter (“OTC”) put and call options on securities, currencies, futures contracts, indexes, and other financial instruments; enter into equity swaps and related transactions; and invest in indexed securities and other similar transactions that may be developed in the future to the extent that the Subadviser determines that they are consistent with the Fund’s investment objective and policies and regulatory requirements (collectively, these transactions are referred to as “Derivatives”). The Fund’s currency transactions may take the form of currency forward contracts, currency futures contracts and options thereof, currency swaps, and options on currencies.

The Fund is operated by persons who have claimed an exclusion from registration as a “commodity pool operator” under the Commodity Exchange Act (the “CEA”), and, therefore, are not subject to registration or regulation as a commodity pool operator.

As a result, while the Fund continues to rely on this exemption, they will remain limited in their ability to trade instruments subject to the jurisdiction of the Commodity Futures Trading Commission (“CFTC”), including commodity futures (which include futures on broad-based securities indexes and interest rate futures), options on commodity futures and swaps. This limitation also applies with respect to any indirect exposure that the Fund may have to these instruments through investments in other funds. The Fund’s investment adviser may have to rely on representations from the Fund’s Subadviser about the amount (or maximum permitted amount) of investment exposure that the Fund has to instruments such as commodity futures, options on commodity futures and swaps.

Under this exemption, the Fund must satisfy one of the following two trading limitations at all times: (1) the aggregate initial margin and premiums required to establish the Fund’s positions in commodity futures, options on commodity futures, swaps and other CFTC-regulated instruments may not exceed 5% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). The Fund would not be required to consider its exposure to such instruments if they were held for “bona fide hedging” purposes, as such term is defined in the rules of the CFTC. In addition to meeting one of the foregoing trading limitations, the fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the markets for CFTC-regulated instruments.

The use of certain Derivatives in certain circumstances will require that the Fund segregate cash or other liquid assets to the extent the Fund’s obligations are not otherwise “covered” through ownership of the underlying security, financial instrument, or currency. See “Use of Segregated and Other Special Accounts” below.

Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity, and to the extent the Subadviser’s view as to certain market movements is incorrect, the risk that the use of Derivatives could result in significantly greater losses than if it had not been used. See “Risk Factors Associated with Derivatives” below. The degree of the Fund’s use of Derivatives may be limited by certain provisions of the Internal Revenue Code of 1986, as amended (the “Code”). See “Effects of Certain Investments and Transactions” below.

Financial reform laws enacted after the financial crisis of 2008-2009, such as the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”), are changing many aspects of financial regulation applicable to derivatives.

For instance, Dodd-Frank calls for the comprehensive regulation of swaps by the CFTC and the Securities and Exchange Commission (the “SEC”). The CFTC and the SEC are in the process of adopting and implementing new regulations applicable to these instruments, including rules with respect to recordkeeping, reporting, business conduct, relationship documentation, margin, clearing, and trade execution requirements. In addition, Dodd-Frank requires the registration of certain parties that deal or engage in substantial trading, execution or advisory activities in the markets for swaps. New regulations are changing the derivatives markets. The regulations may make using derivatives more costly, may limit their availability, or may otherwise adversely affect their value or performance. The extent and impact of these regulations are not yet fully known and may not be known for some time.

The Fund’s use of derivatives may be affected by other applicable laws and regulations and may be subject to review by the SEC, the CFTC, exchange and market authorities and other regulators in the United States and abroad. The Fund’s ability to use derivatives may be limited by tax considerations.

Certain derivatives transactions, including certain options, swaps, forward contracts, and certain options on foreign currencies, are entered into directly by the counterparties or through financial institutions acting as market makers (OTC derivatives), rather than being traded on exchanges or in markets registered with the CFTC or the SEC. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. For example, OTC derivatives transactions are not subject to the guarantee of an exchange, and only OTC derivatives that are either required to be cleared or submitted voluntarily for clearing to a clearinghouse will enjoy the protections that central clearing provides against default by the original counterparty to the trade. In an OTC derivatives transaction that is not cleared, the Fund bears the risk of default by its counterparty. In a cleared derivatives transaction, the Fund is instead exposed to the risk of default of the clearinghouse and, to the extent the Fund has posted any margin, the risk of default of the broker through which it has entered into the transaction. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults.

Derivatives involve operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. For derivatives not guaranteed by an exchange or clearinghouse, the Fund may have only contractual remedies in the event of a counterparty default, and there may be delays, costs, disagreements as to the meaning of contractual terms and litigation in enforcing those remedies.

CURRENCY TRANSACTIONS. The Fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value or to generate income or gain. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies, and currency swaps. A currency forward contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference between two or more currencies and operates similarly to an equity swap, which is described below under “Equity Swaps and Related Transactions.” The Fund may enter into currency transactions only with counterparties that the Subadviser deems to be creditworthy.

The Fund may enter into currency forward contracts when the Subadviser believes that the currency of a particular country may suffer a substantial decline against the U.S. dollar. In those circumstances, the Fund may enter into a currency forward contract to sell, for a fixed amount of U.S. dollars, the amount of that currency approximating the value of some or all of the Fund’s portfolio securities denominated in such currency. Currency forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.

Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of the Fund’s portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency. No Fund will enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the Fund that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

The Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund’s holdings are exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the Fund’s securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the Fund’s securities denominated in linked currencies.

Currency transactions are subject to risks different from other portfolio transactions, as discussed below under “Risk Factors Associated with Derivatives.” If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below under “Use of Segregated and Other Special Accounts.”

FUTURES CONTRACTS. The Fund may trade futures contracts: (1) on domestic and foreign exchanges on currencies; and (2) on domestic and foreign exchanges on single stocks and stock indexes. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or with respect to certain instruments, the net cash amount). The Fund’s use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission (CFTC). Maintaining a futures contract or selling an option on a futures contract will typically require the Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets (“initial margin”) that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances particularly in the case of single stock futures). Additional cash or assets (“variation margin”) may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The value of all futures contracts sold by the Fund (adjusted for the historical volatility relationship between the Fund and the contracts) will not exceed the total market value of the Fund’s securities. In addition, the value of the Fund’s long futures and options positions (futures contracts on single stocks, stock indexes, or foreign currencies and call options on such futures contracts) will not exceed the sum of: (a) liquid assets segregated for this purpose; (b) cash proceeds on existing investments due within 30 days; and (c) accrued profits on the particular futures or options positions. The segregation requirements with respect to futures contracts and options thereon are described below under “Use of Segregated and Other Special Accounts.”

SINGLE STOCK FUTURES. Recent legislation permits the trading on U.S. exchanges of standardized futures contracts on individual equity securities, such as common stocks, exchange-traded funds, and American Depository Receipts, as well as narrow-based securities indexes, generally called security futures contracts or “SFCs.” As with other futures contracts, an SFC involves an agreement to purchase or sell in the future a specific quantity of shares of a security or the component securities of the index. The initial margin requirements (typically 20%) are generally higher than with other futures contracts. Trading SFCs involves many of the same risks as trading other futures contracts, including the risks involved with leverage, and losses are potentially unlimited. Under certain market conditions, for example if trading is halted due to unusual trading activity in either the SFC or the underlying security due to recent new events involving the issuer of the security, it may be difficult or impossible for the Fund to liquidate its position or manage risk by entering into an offsetting position. In addition, the prices of the SFCs may not correlate as anticipated with the prices of the underlying security. And unlike options on securities in which the Fund may invest, where the Fund has a position in a SFC, the Fund has both the right and the obligation to buy or sell the security at a future date, or otherwise offset its position.

OPTIONS. In order to hedge against adverse market shifts or to increase income or gain, the Fund may purchase put and call options or write “covered” put and call options on futures contracts on stock indexes, and currencies. In addition, in order to hedge against adverse market shifts or to increase its income, the Fund may purchase put and call options and write “covered” put and call options on securities, indexes, currencies, and other financial instruments. The Fund may utilize options on currencies in order to hedge against currency exchange rate risks. A call option is “covered” if, so long as the Fund is obligated as the writer of the option, it will: (i) own the underlying investment subject to the option, (ii) own securities convertible or exchangeable without the payment of any consideration into the securities subject to the option, (iii) own a call option on the relevant security or currency with an exercise price no higher than the exercise price on the call option written, or (iv) deposit with its custodian in a segregated account liquid assets having a value equal to the excess of the value of the security or index that is the subject of the call over the exercise price. A put option is “covered” if, to support its obligation to purchase the underlying investment when a put option that the Fund writes is exercised, the Fund will either (a) deposit with its custodian in a segregated account liquid assets having a value at least equal to the exercise price of the underlying investment or (b) continue to own an equivalent number of puts of the same “series” (that is, puts on the same underlying investment having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same “class” (that is, puts on the same underlying investment) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account).

Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction, as described below.

In all cases, by writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. By writing a put, the Fund bears the risk of a decrease in the market value of the underlying investment below the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to an amount not less than the excess of the investment’s market value at the time of the option exercise over the Fund’s acquisition cost of the investment, less the sum of the premium received for writing the option and the positive difference, if any, between the call price paid to the Fund and the Fund’s acquisition cost of the investment.

In all cases, in purchasing a put option, the Fund will seek to benefit from, or protect against, a decline in the market price of the underlying investment, while in purchasing a call option, the Fund will seek to benefit from an increase in the market price of the underlying investment. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying investment remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the Fund will lose its investment in the option. For the purchase of an option to be profitable, the market price of the underlying investment must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs.

The Fund may choose to exercise the options it holds, permit them to expire, or terminate them prior to their expiration by entering into closing transactions. The Fund may enter into a closing purchase transaction in which the Fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the Fund sells an option having the same terms as the option it had purchased. A covered option writer unable to effect a closing purchase transaction will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer will be subject to the risk of market decline in the underlying security during such period. Should the Fund choose to exercise an option, the Fund will receive, in the case of a call option, or sell in the case of a put option, the securities, commodities, or commodity futures contracts underlying the exercised option.

Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Derivatives involving options require segregation of Fund assets in special accounts, as described below under “Use of Segregated and Other Special Accounts.”

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the obligation to buy, the underlying security, index, currency, or other instrument at the exercise price. The Fund’s purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund’s purchase of a call option on a security, financial futures contract, index, currency, or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An “American” style put or call option may be exercised at any time during the option period, whereas a “European” style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but may also be applicable to other similar financial intermediaries.

OCC-issued and exchange-listed options, including options on securities, currencies, and financial instruments, generally settle for cash, although physical settlement may be required in some cases. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund’s ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions, or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of the OCC or an exchange, (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume, or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

OTC options are purchased from or sold to securities dealers, financial institutions, or other parties (collectively referred to as “Counterparties” and individually referred to as a “Counterparty”) through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties, and security, are determined by negotiation of the parties. It is anticipated that the Fund will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency, or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Subadviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the counterparty’s credit to determine the likelihood that the terms of the OTC option will be met. The Fund will enter into OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers,” or broker-dealers, domestic or foreign banks, or other financial institutions that the Subadviser deems to be creditworthy. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by the Fund and the amount of the Fund’s obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund’s income. Similarly, the sale of put options can also provide gains for the Fund.

The Fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indexes, currencies, and futures contracts. All calls sold by the Fund must be “covered” (that is, the Fund must own the securities or futures contract subject to the call) or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund will expose the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold.

The Fund reserves the right to purchase or sell options on instruments and indexes that may be developed in the future to the extent consistent with applicable law, the Fund’s investment objective, and the restrictions set forth herein.

The Fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indexes, currencies, and futures contracts. In selling put options, the Fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

(a) OPTIONS ON STOCKS AND STOCK INDEXES. The Fund may purchase put and call options and write covered put and call options on stocks and stock indexes listed on domestic and foreign securities exchanges in order to hedge against movements in the equity markets or to increase income or gain to the Fund. In addition, the Fund may purchase options on stocks that are traded over-the-counter. Options on stock indexes are similar to options on specific securities. However, because options on stock indexes do not involve the delivery of an underlying security, the option represents the holder’s right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date. Options traded may include the Standard & Poor’s 100 Index of Composite Stocks, Standard & Poor’s 500 Index of Composite Stocks (the “S&P 500 Index”), the New York Stock Exchange (“NYSE”) Composite Index, the American Stock Exchange (“AMEX”) Market Value Index, the National Over-the-Counter Index, and other standard broadly based stock market indexes. Options are also traded in certain industry or market segment indexes such as the Computer Technology Index and the Transportation Index. Stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded.

If the Subadviser expects general stock market prices to rise, the Fund might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Fund’s index option or futures contract resulting from the increase in the index. If, on the other hand, the Subadviser expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does decline, the value of some or all of the equity securities in the Fund’s portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund’s position in such put option or futures contract.

(b) OPTIONS ON CURRENCIES. The Fund may invest in options on currencies traded on domestic and foreign securities exchanges in order to hedge against currency exchange rate risks or to increase income or gain, as described above in “Currency Transactions.”

(c) OPTIONS ON FUTURES CONTRACTS. The Fund may purchase put and call options and write covered put and call options on futures contracts on stock indexes, and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges, in order to hedge all or a portion of its investments or to increase income or gain and may enter into closing transactions in order to terminate existing positions. There is no guarantee that such closing transactions can be effected. An option on a stock index futures contract or currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). While the price of the option is fixed at the point of sale, the value of the option does change daily and the change would be reflected in the net asset value of the Fund.

The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

COMBINED TRANSACTIONS

The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), and any combination of futures, options, and currency transactions, instead of a single Derivative, as part of a single or combined strategy when, in the judgment of the Subadviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by Fund based on the Subadviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund’s objective.

RISK FACTORS ASSOCIATED WITH DERIVATIVES

Derivatives have special risks associated with them, including possible default by the counterparty to the transaction, illiquidity, and, to the extent the Subadviser’s view as to certain market movements is incorrect, the risk that the use of the Derivatives could result in losses greater than if they had not been used. Use of put and call options could result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause the Fund to hold a security it might otherwise sell.

The absence of a central exchange or market for swap transactions has led, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. New regulations require many kinds of swaps to be executed through a regulated exchange or market facility and cleared through a regulated clearinghouse. The establishment of a centralized exchange or market for swap transactions may disrupt or limit the swap market and may not result in swaps being easier to trade or value. Market-traded swaps may become more standardized, and the Fund may not be able to enter into swaps that meet its investment needs. The Fund also may not be able to find a clearinghouse willing to accept the swaps for clearing. The new regulations may make using swaps more costly, may limit their availability, or may otherwise adversely affect their value or performance. The Fund will be required to trade many swaps through a broker who is a member of the clearinghouse. The broker may require the Fund to post margin to the broker as a down payment on the Fund’s obligations and may change the amount of margin required from time to time. The Fund may not be able to recover margin amounts if the broker has financial difficulties. Also, the broker may require the Fund to terminate a derivatives position under certain circumstances. This may cause the Fund to lose money. The clearinghouse will be the Fund’s counterparty for the derivatives trades. The Fund will take the risk that the counterparty defaults. The Fund also may be exposed to additional risks as a result of the new regulations. The extent and impact of the new regulations are not yet fully known and may not be for some time.

The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of the Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the Fund’s position. In addition, futures and options markets could be illiquid in some circumstances and certain OTC options could have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses. Although the Fund’s use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the Fund that might result from an increase in value of the position. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or option thereon. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium. However, because option premiums paid by the Fund are small in relation to the market value of the investments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause the Fund’s net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.

As is the case with futures and options strategies, the effective use of swaps and related transactions by the Fund may depend, among other things, on the Fund’s ability to terminate the transactions at times when the Subadviser deems it desirable to do so. To the extent the Fund does not, or cannot, terminate such a transaction in a timely manner, the Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction.

Recent legislation will require most swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. The swap market could be disrupted or limited as a result of this legislation, which could adversely affect the Fund. Moreover, the establishment of a centralized exchange or market for swap transactions may not result in swaps being easier to trade or value.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Because the amount of interest and/or principal payments that the issuer of indexed securities is obligated to make is linked to the prices of other securities, securities indexes, currencies, or other financial indicators, such payments may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in indexed securities may be considered speculative. Moreover, the performance of indexed securities depends to a great extent on the performance of and may be more volatile than the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.

Losses resulting from the use of Derivatives will reduce the Fund’s net asset value, and possibly income, and the losses can be greater than if Derivatives had not been used.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Consistent with SEC staff guidance, a borrowing transaction or financial instrument that involves the Fund’s obligation to make future payments to third-parties will not be viewed as creating a senior security, as that term is defined in Section 18(g) of the 1940 Act, provided that the Fund “covers” its obligations as described below. Those instruments can include, among others, (i) forward commitments, to be announced (TBA) securities, and securities purchased or sold when-issued or delayed delivery, (ii) futures contracts, (iii) forward currency contracts, (iv) swaps, (v) written options, (vi) securities sold short, (vii) dollar rolls, (viii) reverse repurchase agreements, (ix) or other assets set forth in the Fund’s Statement of Additional Information as subject to segregation. In general either the full amount of any obligation by the Fund to pay or deliver such securities or assets must be covered at all times by the securities, instruments, or currency required to be delivered, or subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation must be segregated with the Fund’s Custodian or subcustodian.

The Fund will consider its obligations with respect to assets subject to segregation as “covered” when the Fund (1) maintains an offsetting financial position, (2) segregates liquid assets (such as cash, U.S. government securities or other high grade debt obligations) equal (as determined on a daily mark-to-market basis) to the Fund’s economic exposure under the instrument in accordance with Securities and Exchange Commission Release No. IC-10666, or (3) otherwise “covers” the transaction in accordance with SEC staff guidance.

Segregated assets may be physically segregated or segregated through appropriate notation on the books of the Fund or the Fund Custodian or subcustodian in accordance with procedures approved by the Board of Trustees.

Segregated assets may not be sold or transferred by the Fund unless equivalent liquid assets are substituted in their place or it is no longer necessary to segregate them. The value of segregated assets should be marked to market daily and additional liquid assets will be segregated whenever the value of the Fund’s segregated assets falls below the amount required to be maintained by SEC staff guidance. If segregated assets decline in value, the Fund will need to segregate additional assets or reduce its position in applicable instruments.

The Fund’s Asset Segregation policies may require the Fund to sell a portfolio security or exit a transaction, at a disadvantageous time or price in order for the Fund to be able to segregate the required amount of assets. If segregated assets decline in value, the Fund will need to segregate additional assets or reduce its position in the financial instruments. The Fund’s ability to use instruments triggering segregation may under some circumstances depend on the nature of the instrument and the amount of assets that the Fund is required to segregate to comply with SEC staff guidance. In addition, segregated assets may not be available to satisfy redemptions or for other purposes, until the Fund’s obligations under the financial instruments have been satisfied.

Consistent with SEC staff positions, a call option on securities written by the Fund, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by the Fund will require the Fund to segregate liquid assets equal to the exercise price. A currency contract that obligates the Fund to buy or sell a foreign currency will generally require the Fund to hold and segregate the amount of that currency, liquid assets denominated in that currency, or other liquid assets equal to the Fund’s obligations in respect of that contract.

OTC options entered into by the Fund, including those on securities, currency, financial instruments, or indexes, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the Fund will not be required to do so. As a result, when the Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by the Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery. If the Fund enters into OTC option transactions, it will be subject to counterparty risk.

In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and, in some instances, daily variation margin in addition to segregating liquid assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. The Fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated subcustodian, an amount of liquid assets having an aggregate value equal to at least the accrued excess. Caps, floors, and collars require segregation of liquid assets with a value equal to the Fund’s net obligation, if any.

Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related Derivatives. The Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if it holds a futures contract or forward contract, the Fund could purchase a put option on the same futures contract or forward contract with a strike price as high as or higher than the price of the contract held. Other Derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of portfolio securities by the Fund to a broker-dealer or other financial institution, with an agreement by the Fund to repurchase the securities at an agreed-upon price, date, and interest payment, and are considered borrowings by the Fund and are subject to any borrowing limitations set forth under “Investment Restrictions” in this Statement of Additional Information. The Fund may have an opportunity to earn a greater rate of interest on the investment of the cash proceeds of the sale. However, opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid by the Fund under the reverse repurchase agreement may not always be available. The use of reverse repurchase agreements involves the speculative factor known as “leverage” and may exaggerate any interim increase or decrease in the value of the Fund’s assets. If the Fund enters into a reverse repurchase agreement, the Fund will maintain assets with its custodian having a value equal to or greater than the value of its commitments under the agreement. The Fund will segregate such assets subject to the repurchase agreement. The Fund cannot use these segregated assets to meet its current obligations. The Fund’s liquidity and ability to manage its assets may be adversely affected when it sets aside cash or securities to cover its commitments. Reverse repurchase agreements are considered to be a form of borrowing. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities, that the assets purchased with the proceeds of the agreement decline in value, or that the buyer under a reverse repurchase agreement files for bankruptcy or becomes insolvent.

Repurchase Agreements

The Fund may invest in repurchase agreements that are fully collateralized by securities in which the Fund may otherwise invest. A repurchase agreement involves the purchase of a security that must later be sold back to the seller (which is usually a member bank of the U.S. Federal Reserve System or a member firm of the NYSE or a subsidiary thereof) at an agreed time (usually not more than seven days from the date of purchase) and price. The resale price reflects the purchase price plus an agreed-upon market rate of interest. Under the Investment Company Act of 1940, as amended (the “1940 Act”), repurchase agreements may be considered to be loans by the buyer. If the seller defaults, the underlying security constitutes collateral for the seller’s obligation to pay, although the Fund may incur certain costs in liquidating this collateral and in certain cases may not be permitted to liquidate this collateral. In the event of the bankruptcy of the other party to a repurchase agreement, the Fund could experience delays in recovering either the securities or cash. To the extent that, in the meantime, the value of the securities purchased has decreased, the Fund could experience a loss.

Non-U.S. Investments

The Fund may invest in securities of foreign issuers. Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. In the event unforeseen exchange controls or foreign withholding taxes are imposed with respect to the Fund’s investments, the effect may be to reduce the income received by the Fund on such investments.

The Fund may hold securities of non-U.S. issuers in the form of American Depositary Receipts (“ADRs”). Generally, ADRs in registered form are designed for use in U.S. securities markets. ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of non-U.S. issuers deposited in a U.S. bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of non-U.S. issuers. However, by investing in ADRs rather than directly in equity securities of non-U.S. issuers, the Fund will avoid currency risks during the settlement period for either purchases or sales. For purposes of the Fund’s investment policies, investments in ADRs and similar instruments will be deemed to be investments in the underlying equity securities of non-U.S. issuers. The Fund may acquire depositary receipts from banks that do not have a contractual relationship with the issuer of the security underlying the depositary receipt to issue and secure such depositary receipt. To the extent the Fund invests in such unsponsored depositary receipts there may be an increased possibility that the Fund may not become aware of events affecting the underlying security and thus the value of the related depositary receipt. In addition, certain benefits (i.e., rights offerings) that may be associated with the security underlying the depositary receipt may not inure to the benefit of the holder of such depositary receipt.

Loans of Securities

Consistent with applicable regulatory policies, including those of the Board of Governors of the Federal Reserve System and the SEC, the Fund may make loans of its securities to brokers, dealers, or other financial institutions, provided that (a) the loan is secured continuously by collateral, consisting of securities, cash, or cash equivalents, which is marked to market daily to ensure that each loan is fully collateralized, at all times, (b) the Fund may at any time call the loan and obtain the return of the securities loaned within three business days, (c) the Fund will receive any interest or dividends paid on the securities loaned, and (d) the aggregate market value of securities loaned will not at any time exceed 30% of the total assets of the Fund. The Fund reserves the right to recall loaned securities so that it may exercise voting rights on loaned securities according to the Fund’s Proxy Voting Policy and Procedures.

The Fund will earn income for lending its securities either in the form of fees received from the borrower of the securities or in connection with the investment of cash collateral in short-term money market instruments. The Fund will continue to have market risk and other risks associated with owning the securities on loan, as well as the risks associated with the investment of the cash collateral received in connection with the loan. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral, and the risk that the Fund is unable to recall a security in time to exercise voting rights or sell the security.

Where the collateral received is cash, the cash will be invested and the Fund will be entitled to a share of the income earned on the investment, but will also be subject to investment risk on the collateral and will bear the entire amount of any loss in connection with investment of such collateral.

In connection with lending securities, the Fund may pay reasonable finders, administrative, and custodial fees. No such fees will be paid to any person if it or any of its affiliates is affiliated with the Fund, Domini, or the Subadviser.

Fees and expenses paid by the Fund in connection with loans of securities are not reflected in the fee table or expense example in the Fund’s prospectus. If the income earned on the investment of the cash collateral is insufficient to pay these amounts or if the value of the securities purchased with such cash collateral declines, the Fund may take a loss on the loan. Where the Fund receives securities as collateral, the Fund will earn no income on the collateral, but will earn a fee from the borrower.

The Fund does not currently engage in securities lending.

Options on Securities and Indexes

The Fund may enter into such options transactions for the purpose of hedging against possible increases in the value of securities that are expected to be purchased by the respective Fund or possible declines in the value of securities that are expected to be sold by that Fund. The Fund may also enter into options transactions as described above.

The purchase of an option on a security provides the holder with the right, but not the obligation, to purchase the underlying security, in the case of a call option, or to sell the underlying security, in the case of a put option, for a fixed price at any time up to a stated expiration date. The holder is required to pay a nonrefundable premium, which represents the purchase price of the option. The holder of an option can lose the entire amount of the premium, plus related transaction costs, but not more. Upon exercise of the option, the holder is required to pay the purchase price of the underlying security in the case of a call option, or deliver the security in return for the purchase price in the case of a put option.

Prior to exercise or expiration, an option position may be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on the exchange on which the position was originally established. While the Fund would establish an option position only if there appears to be a liquid secondary market therefore, there can be no assurance that such a market will exist for any particular option contract at any specific time. In that event, it may not be possible to close out a position held by the Fund, and the Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out option positions also could have an adverse impact on the Fund’s ability effectively to hedge its portfolio.

Options on securities indexes are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

Transactions by the Fund in options on securities will be subject to limitations established by each of the exchanges, boards of trade, or other trading facilities governing the maximum number of options in each class that may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options that the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of Domini or a Subadviser. An exchange, board of trade, or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

Short Sales

Short sales of securities are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest paid during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold short. A portion of the net proceeds of the short sale may be retained by the broker (or by the Fund’s custodian in a special custody account) to the extent necessary to meet margin sales. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of premiums, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by the Fund over the price which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. Where short sales are not against the box, losses may be unlimited.

Although they have no current intention to do so, the Fund may enter into a short sale if it is “against the box.” If the Fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities at no additional cost to the Fund) and will be required to hold such securities while the short sale is outstanding. The Fund will incur transaction costs, including interest expense, in connection with opening, maintaining, and closing short sales against the box. If the Fund engages in any short sales against the box, it will incur the risk that the security sold short will appreciate in value after the sale, with the result that the Fund will lose the benefit of any such appreciation. The Fund may make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to maintain portfolio flexibility. Short sales may be subject to special tax rules, one of the effects of which may be to accelerate income to the Fund.

Cash Reserves

The Fund may invest cash reserves in short-term debt securities (i.e., securities having a remaining maturity of one year or less) issued by agencies or instrumentalities of the United States government, bankers’ acceptances, commercial paper, certificates of deposit, bank deposits, or repurchase agreements, provided that the issuer satisfies certain social criteria. Some of the investments will be with community development banks and financial institutions and may not be insured by the FDIC. The Fund does not currently intend to invest in direct obligations of the United States government. Short-term debt instruments purchased by the Fund will be rated at least P-1 by Moody’s, A-1+ or A-1 by S&P, or F1+ or F1 by Fitch, or if not rated, determined to be of comparable quality by the Board of Trustees. The Fund’s policy is to hold its assets in such securities in order to meet anticipated redemption requests.

LIBOR Replacement Risk

LIBOR (London Interbank Offered Rate) is used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, and interest rate swaps and other derivatives. In July 2017, the United Kingdom Financial Conduct Authority announced the intention to phase out the use of LIBOR by the end of 2021. The expected discontinuation of LIBOR could have a significant impact on financial markets and may present risks for certain market participants, including the Fund. Discontinuation of or changes to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments that reference LIBOR. For example, debt securities in which the Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. Derivative investments also may reference LIBOR. In addition, issuers of instruments in which the Fund invests may obtain financing at floating rates based on LIBOR, and the

Fund may use leverage or borrowings based on LIBOR. There is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement reference rate. Discontinuation of or changes to LIBOR could lead to significant short- and long-term uncertainty and market instability and could affect the value and liquidity of securities in which the Fund invests. The risks associated with this discontinuation and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, issuers of instruments in which the Fund invests, and financial markets generally.

PORTFOLIO TURNOVER

A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of the Fund’s purchases or sales of securities (excluding short-term securities) by the average market value of the Fund. As of the date of this Statement of Additional Information, the Fund had not yet commenced operations, the Fund’s portfolio turnover rate is expected to be in the range of 20% to 30%. A rate of 100% is equivalent to the Fund buying and selling all of the securities in its portfolio once over the course of a year. High portfolio turnover rate may affect the amount, timing and character of distributions. Higher portfolio turnover also results in higher transaction costs. Portfolio turnover rate may vary greatly from year to year as well as within a particular year.

PROXY VOTING POLICIES

The Fund has adopted proxy voting policies and procedures that seek to ensure that all proxies for securities held by the Fund are cast in the best interests of the Fund’s shareholders. Because the Fund has a fiduciary duty to vote all shares in the best interests of its shareholders, the Fund votes proxies after considering its shareholders’ financial interests and social objectives. The proxy voting policies and procedures are designed to ensure that all proxies are voted in the best interests of Fund shareholders by isolating the proxy voting function from any potential conflicts of interest. In most instances, votes are cast according to predetermined policies, and potential conflicts of interest cannot influence the outcome of voting decisions. There are, however, several voting guidelines that require a case-by-case determination, and other instances where votes may vary from predetermined policies. Certain procedures have been adopted to ensure that conflicts of interest in such circumstances are identified and appropriately addressed. The Board of Trustees has delegated the responsibility to vote proxies for the Fund to Domini. More details about the Fund’s proxy voting guidelines and Domini’s proxy voting policies and procedures, including procedures adopted by Domini to address any potential conflicts of interest, are provided in the complete Proxy Voting Policies and Procedures in Appendix B.

All proxy votes cast for the Fund are posted to Domini’s website on an ongoing basis over the course of the year. An annual record of all proxy votes cast for the Fund during the most recent 12-month period ended June 30 can be obtained, free of charge, at www.domini.com/proxyvoting, and on the EDGAR database on the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The Fund has implemented portfolio holdings disclosure policies and procedures that govern the timing and circumstances of disclosure to shareholders and third-parties of information regarding the portfolio investments held by the Fund. These portfolio holdings disclosure policies and procedures have been approved by the Board of Trustees of the Fund and are subject to periodic review by the Board of Trustees.

Disclosure of the Fund’s holdings is required to be made within 60 days of the end of each fiscal semi-annual period (each July 31 and January 31) in the Annual Report and the Semi-Annual Report to Fund shareholders within 60 days of the end of each fiscal semi-annual period and as of the end of its first and third fiscal quarters (each October 31 and April 30) in publicly available filings of Form N-PORT on the EDGAR database on the SEC’s website, www.sec.gov, within 60 days of the end of the fiscal quarter. Portfolio Holdings information is also available online at www.domini.com/funddocuments.

To obtain copies of Annual and Semi-Annual Reports, free of charge, call 1-800-582-6757. Each Annual Report and Semi-Annual Report is available online at www.domini.com/funddocuments and in publicly available filings of Form N-CSR on the EDGAR database on the SEC’s website, www.sec.gov.

Domini’s website (www.domini.com/funddocuments) identifies the Fund’s largest ten portfolio holdings or issuers that together constitute the largest portion of the Fund’s assets, as of the last calendar day of each month with a 15-day delay. The top-ten holdings information is publicly available to all categories of persons. Top-ten holdings information may also be provided in Fund fact sheets and similar advertisements provided to retail and institutional investors updated as of the last day of the most recent calendar quarter, with a 15-day delay or as of some other interim period that shall be updated no more frequently than as of the last calendar day each month, with a 15-day lag.

In addition, Domini’s website (www.domini.com/funddocuments) contains information about the Fund’s portfolio holdings, including, as applicable, the security description, the security identification number, par value, interest rate, maturity date, market value, and percentage of total investments, in each case updated as of the end of the most recent calendar quarter (i.e., each March 31, June 30, September 30, and December 31). This information is provided on the website with a lag of at least 30 days and will be available until updated for the next calendar quarter. All information described in this paragraph is publicly available to all categories of persons.

During the first calendar quarter of the Fund’s operations and for 30 days thereafter, Domini’s website (www.domini.com/funddocuments) may also contain portfolio holdings information with respect to the Fund as of 5 business days after the commencement of operations of the Fund, or any later date in such calendar quarter with a lag, in each case, of at least 7 business days. Such information is limited to descriptions of the securities held by the Fund and the identification numbers and/or ticker symbols for such securities. All information described in this paragraph is publicly available to all categories of persons.

From time to time rating and ranking organizations, such as Standard and Poor’s, may request complete portfolio holdings information in connection with rating the Fund. Similarly, pension plan sponsors and/or their consultants may request a complete list of portfolio holdings in order to assess the risks of the Fund’s portfolio along with related performance attribution statistics. The Fund believes that these third-parties have legitimate objectives in requesting such portfolio holdings information. To prevent such parties from potentially misusing portfolio holdings information, the Fund will generally only disclose such information as of the end of the most recent calendar quarter, with a lag of at least 30 days, or, during the Fund’s first calendar quarter of operations, as of 5 business days after the commencement of operations of the Fund, or any later date during such calendar quarter with a lag of at least 7 business days, as described above.

In addition, the Fund’s Chief Compliance Officer, or his or her designee, may grant exceptions to permit additional disclosure of the Fund’s portfolio holdings information at differing times and with different lag times to rating agencies and to pension plan sponsors and/or their consultants, provided that (1) the recipient is subject to a confidentiality agreement, (2) the recipient will utilize the information to reach certain conclusions about the investment management characteristics of the Fund and will not use the information to facilitate or assist in any investment program, (3) the recipient will not provide access to third-parties to this information, and (4) the recipient will receive this information no earlier than 7 business days after the end of the calendar quarter (or, during the Fund’s first calendar quarter of operations, the recipient will receive this information as of 5 business days after the commencement of operations of the Fund, or a later date in such calendar quarter with at least, in each case, a lag of 7 business days). In approving a request for an exception, the Chief Compliance Officer will consider a recipient’s need for the relevant holdings information, whether the disclosure will be in the best interest of the Fund and its shareholders, and whether conflicts of interest from such disclosures are appropriately resolved.

As of October 31, 2020, the Fund has obtained confidentiality agreements and has arrangements to provide additional disclosure of portfolio holdings information to the following rating and ranking organizations and pension plan consultants: Bidart and Ross, Cambridge Associates, Jeffrey Slocum & Associates, Inc., Marquette Associates, Mercer Investment Consulting, New England Pension Consultants, Standard and Poor’s, RV Kuhns & Associates, Inc. The Board of Trustees receives periodic reports regarding entities that receive disclosure regarding the Fund’s portfolio holdings as described in this paragraph.

In addition, the service providers of the Fund, such as the principal underwriter, subadvisers, custodian, administrator, securities lending agent, transfer agent, pricing vendors, proxy voting vendors, financial printers, counsel, and independent registered public accounting firm, may receive daily portfolio holdings information in connection with their services to the Fund. As of October 31, 2020, the following Fund service providers may receive daily portfolio holdings information in connection with their services to the Funds: Domini Impact Investments LLC, DSIL Investment Services LLC, Wellington Management Company LLP, SSGA FM, Markit North America, Inc., State Street Bank and Trust Company, Ultimus Fund Solutions, LLC, ICE Data Pricing and Reference Data, LLC, ICE Data, LP, Institutional Shareholder Services, Inc., Morgan, Lewis & Bockius LLP, Donnelly Financial LLC, Donnelly Financial Solutions, Bloomberg LP, and KPMG LLP.

A Subadviser may also provide information regarding the Fund’s portfolio holdings to certain of its service providers in connection with the services provided to the Adviser or Subadviser by such service providers (such as analytical services, proxy voting services, portfolio management and operational systems, or clearing functions). When purchasing and selling its portfolio securities through broker-dealers requesting bids on securities, or obtaining price quotations on securities, the Adviser, the Fund or their Subadviser may disclose portfolio holdings to the party effecting the transaction or providing the information.

In connection with providing investment sub-advisory services to Domini, as of September 30, 2020, SSGA Funds Management, Inc. has ongoing arrangements to disclose non-public portfolio holdings information to the following parties: Axioma provides risk model and portfolio optimization services; FactSet Research Systems, Inc., provides analytical services; Fidessa Minerva provides order management services; Fidessa Sentinel provides portfolio compliance services; and Virtu Financial, Inc. (ITG Analytical Tool) provides transaction cost analysis. Prior to November 30, 2020, SSGA Fund Management Inc. had not yet commenced services to the Fund.

From time to time, Domini or the Fund may disclose information on portfolio holdings to other parties to the extent necessary in connection with actual or threatened litigation.

In no event shall Domini, Domini’s affiliates or employees, any Subadviser, any Subadviser’s affiliates or employees, or the Fund receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

INVESTMENT RESTRICTIONS

Fundamental Restrictions

The Fund has adopted the following policies, which may not be changed without approval by holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund, which as used in this Statement of Additional Information means the vote of the lesser of (i) 67% or more of the outstanding “voting securities” of the Fund, present at a meeting, if the holders of more than 50% of the outstanding “voting securities” of that Fund are present or represented by proxy, or (ii) more than 50% of the outstanding “voting securities” of the Fund. The term “voting securities” as used in this paragraph has the same meaning as in the 1940 Act except that the Fund’s shareholder will have one vote for each dollar of net asset value.

The Fund may not do the following:

(1) Borrow money if such borrowing is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.

(2) Make loans to other persons if such loans are prohibited by the 1940 Act or the rules and regulations promulgated thereunder.

(3) Purchase or sell real estate or interests in oil, gas, or mineral leases in the ordinary course of business. (The Fund reserves the freedom of action to purchase and to sell real estate acquired as the result of the ownership of securities by the Fund, as applicable.)

(4) Purchase or sell commodities or commodities contracts in the ordinary course of business. (The foregoing shall not preclude the Fund from purchasing or selling futures contracts or options thereon.)

(5) Underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the 1933 Act, in selling a security.

(6) Issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.

(7) Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, invest more than 25% of its assets in any one industry or group of industries.

For purposes of restriction (1) above, arrangements with respect to securities lending are not treated as borrowing.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits the Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes (the Fund’s total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires the Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase the Fund’s investment portfolio is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of the Fund’s shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate the Fund’s net investment income in any given period. Currently, the Fund does not contemplate borrowing for leverage, but if the Fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Reverse repurchase agreements may be considered to be a type of borrowing. Short-term credits necessary for the settlement of securities transactions will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. Such trading practices may include futures, options on futures, forward contracts and other derivative investments.

Nonfundamental Restrictions

The following policies are not fundamental and may be changed with respect to the Fund by that Fund without approval of the Fund’s shareholders. The Fund will comply with the state securities laws and regulations of all states in which it is registered.

As a matter of operating policy, the Fund will not Invest more than 15% of its net assets in illiquid securities, except that the Fund may invest all or any portion of its assets in one or more investment companies, to the extent not prohibited by the 1940 Act or the rules and regulations thereunder.

The Fund’s non-fundamental investment policies may be changed by a vote of the Board of Trustees without approval of shareholders at any time.

Diversification

The Fund is currently classified as a diversified fund under the 1940 Act. As a diversified fund, the Fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of the Fund’s total assets, (a) more than 5% of the Fund’s total assets would be invested in securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. Under the 1940 Act, the Fund cannot change its classification from diversified to non-diversified without shareholder approval.

Percentage and Rating Restrictions

If a percentage restriction or rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a subsequent change in circumstances will not be considered a violation of policy, provided that if at any time the ratio of borrowings of the Fund to the net asset value of that Fund, respectively, exceeds the ratio permitted by Section 18(f) of the 1940 Act, the Fund, as the case may be, will take the corrective action required by Section 18(f).

Cybersecurity Issues

With the increased use of technologies such as the Internet to conduct business, the fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyberattacks include, but are not limited to, attempts to gain unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, denying access, or causing other operational disruption. Cyberattacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). The Fund’s service providers regularly experience such attempts and expect they will continue to do so. The Fund are unable to predict how any such attempt, if successful, may affect the Fund and their shareholders. While the Fund’s adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyberattacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as State Street Bank and Trust Company, the Fund’s custodian, and Ultimus Fund Solutions, LLC, the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyberattacks. Cybersecurity failures or breaches at the adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of Fund shareholders to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareholder information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyberattacks may involve substantial costs over time, and system enhancements may themselves be subject to cyberattacks.

3.	DETERMINATION OF NET ASSET VALUE; VALUATION OF PORTFOLIO SECURITIES; ADDITIONAL PURCHASE, SALE, AND ACCOUNT CLOSING INFORMATION

The net asset value of each share of each class of the Fund is determined each day on which the NYSE is open for trading (“Fund Business Day”). As of the date of this Statement of Additional Information, the NYSE is open for trading every weekday, except in an emergency and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. This determination of net asset value of shares of each class of the Fund is made once during each such day as of the close of regular trading of the NYSE by dividing the value of the net assets of the applicable class (i.e., for a class of the Fund, the value of its assets less its liabilities, including expenses payable or accrued) by the number of shares of the class outstanding at the time the determination is made. Purchases and redemptions will be effected at the time of the next determination of net asset value following the receipt of any purchase or redemption order deemed to be in good order. See “Shareholder Manual” in the Prospectus.

Securities listed or traded on national securities exchanges are valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price that represents the current value of the security. Securities listed on the NASDAQ National Market System are valued using the NASDAQ Official Closing Price (the “NOCP”). If an NOCP is not available for a security listed on the NASDAQ National Market System, the security will be valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price. Options and futures contracts are normally valued at the settlement price on the exchange on which they are traded.

Securities that are primarily traded on foreign exchanges generally are valued at the closing price of such securities on their respective exchanges, except that if the Fund’s Adviser or Subadviser, as applicable, is of the opinion that such price would result in an inappropriate value for a security, including as a result of an occurrence subsequent to the time a value was so established, then the fair value of those securities may be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate.

Bonds and other fixed-income securities are valued on the basis of valuations furnished by independent pricing services, use of which has been approved for the Fund, as applicable, by the Board of Trustees. In making such valuations, the pricing services utilize both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities.

Interest income on long-term obligations is determined on the basis of interest accrued plus amortization of “original issue discount” (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest accrued less amortization of premium.

All other securities and other assets of the Fund for which market quotations are determined to be not readily available will be valued using fair value procedures established by and under the supervision of the Board of Trustees. The frequency with which the Fund’s investments will be valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund, as applicable, invests pursuant to its investment objective, strategies, and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933); (iii) a security whose trading has been suspended or that has been delisted from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by extreme market conditions; (vii) a security affected by currency controls or restrictions; and (viii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s, as applicable, net asset value is computed and that may materially affect the value of the Fund’s, as applicable, investments). Examples of events that may be “significant events” are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations.

While no single standard for determining fair value exists, as a general rule, the current fair value of a security would appear to be the amount that the Fund, as applicable, would expect to receive upon its current sale. Some, but not necessarily all, of the general factors that may be considered in determining fair value include: (a) the fundamental analytical data relating to the investment, (b) the nature and duration of restrictions on disposition of the securities, and (c) an evaluation of the forces that influence the market in which these securities are purchased and sold. Without limiting or including all of the specific factors that may be considered in determining fair value, some of the specific factors include: type of security, financial statements of the issuer, cost at date of purchase, size of holding, discount from market value, value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price, and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market prices or what the Fund would receive upon the sale of such security. In addition, fair value pricing could have the benefit of reducing potential arbitrage opportunities presented by a lag between a change in the value of the Fund’s investments and the reflection of that change in the Fund’s net asset value.

The Fund invests primarily in the stocks of non-U.S. companies. Non-U.S. equity securities are valued on the basis of their most recent closing market prices at 4 pm Eastern Time except under the circumstances described below. Most non-U.S. markets close before 4 pm Eastern Time. If the Fund determines that developments between the close of the non-U.S. market and 4 pm Eastern Time will, in its judgment, materially affect the value of some or all of the Fund’s securities, the Fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 pm Eastern Time. In deciding whether to make these adjustments, the Fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. The Fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fair value for a foreign security reported on by such service with a confidence level approved by the Board, shall be the value provided by such service. However, the Fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the Fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Please note that the Fund holds securities that are primarily listed on foreign exchanges that may trade on weekends or other days when the Fund does not calculate its net asset value or price their shares. Therefore, the value of the securities held by the Fund may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Shares of the Fund may be purchased directly from the Distributor or through Service Organizations (see “Transfer Agent, Custodian, and Service Organizations” below) by clients of those Service Organizations. If an investor purchases such shares through a Service Organization, the Service Organization must promptly transmit such order to the appropriate Fund so that the order receives the net asset value next determined following receipt of the order. Investors wishing to purchase shares through a Service Organization should contact that organization directly for appropriate instructions. Investors making purchases through a Service Organization should be aware that it is the responsibility of the Service Organization to transmit orders for purchases of shares by its customers to the Transfer Agent and to deliver required funds on a timely basis.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed. Your shares could be sold and your account could be closed if: your identity cannot be verified or you fail to provide a valid SSN or TIN; the registered address of your account is outside of the United States or in a U.S. jurisdiction in which the Fund shares are not registered; transactions in your account raise suspicions of money laundering, fraud or other illegal conduct; shares purchased are not paid for when due; your account does not meet the qualifications for ownership for the particular class of shares held in your account; maintenance of your account jeopardizes the tax status or qualifications of the Fund; your account balance falls to $1,500 or less and you fail to bring the account above the $1,500 within thirty (30) days of notification; there is a change in your broker of record, for example your broker is no longer able to sell Fund shares; or closing the account is determined to be in the best interest of the Fund.

Limitation of Redemptions In-Kind

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under “How the Price of Your Shares Is Determined” in the Prospectus, and such valuation will be made as of the same time the redemption price is determined.

Additional Information Regarding Purchases

Investors may purchase shares from a broker-dealer, financial intermediary, or financial institution (each called a “Service Organization”) that has entered into an agreement with the Distributor concerning the Fund.

Investors in shares of the Fund may open an account by making an initial investment of at least $2,500 for each account ($1,500 for IRAs and Automatic Investment Plans) ($1,500 for UGMA/UTMA Accounts and Coverdell Education Savings Accounts). Investors may purchase shares of the Fund through the Automatic Investment Plan on a monthly, quarterly, semi-annual, or annual basis. Subsequent investments must be at least (i) $50 for accounts using our Automatic Investment Plan or (ii) $100 for all other accounts.

The Fund reserve the right to waive or change investment minimums, to decline any order to purchase its shares, and to suspend the offering of shares from time to time. To utilize any sales charge reduction, an investor must complete the appropriate section of the investor’s application or contact the investor’s Service Organization. In order to obtain sales charge reductions, an investor may be required to provide information and records, such as account statements, to the investor’s Service Organization.

Purchase orders received by the Fund or its agent prior to the close of regular trading on the NYSE, in good order, on any day that the Fund calculates its net asset value, are priced according to the net asset value determined on that day (the “trade date”).

An order to purchase, exchange or sell shares of the Fund will be processed at the next share price calculated after the order is received in good order by the Fund or its designated agent. Purchase requests received after the share price has been calculated for the Fund (normally 4 p.m. Eastern Time on each day that the NYSE is open for trading) will be processed at the next share price that is calculated by the Fund after the order is received in good order by the Fund or its designated agent. The designated agent is responsible for transmitting your order to the Fund in a timely manner.

From time to time, the Distributor or Domini, at its expense, may provide additional commissions, compensation, or promotional incentives (“concessions”) to dealers that sell or arrange for the sale of shares of the Fund. Such concessions provided by the Distributor or Domini may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Fund, and/or other dealer-sponsored events. From time to time, the Distributor or Domini may make expense reimbursements for special training of a dealer’s registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may also be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the Financial Industry Regulatory Authority (“FINRA”).

4.	MANAGEMENT OF THE FUND

The management and affairs of the Fund and the Trust are supervised by the Board of Trustees of the Trust and a single set of officers under the laws of the Commonwealth of Massachusetts. The Board sets broad policies for the Fund; selects the investment subadviser and the other principal service providers of the Fund; monitors Fund operations, regulatory compliance, performance and costs; nominates and selects new Trustees; and elects Fund officers. The Board is responsible for the oversight of the management and operations of the Fund for the benefit of its shareholders. Domini, the Fund’s subadviser and the Fund’s other service providers are responsible for the day-to-day operations of the Fund under the direction of the Board. The Board currently holds four regularly scheduled meetings throughout each year. In addition, the Board may hold special meetings at other times. As described in more detail below, the Board has established two standing committees, the audit committee and nominating committee. These committees assist the Board in fulfilling its oversight responsibilities.

The Fund faces a number of risks, such as investment risk, valuation risk, risk of operational failure or lack of business continuity, cybersecurity and legal, compliance and regulatory risk. The goal of risk management is to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund.

The Trustees play an active role, as a full Board and at the committee level, in overseeing risk management for the Fund. Risk management of the Fund on a day-to-day basis has been delegated to Domini, the Fund’s subadviser, and the Fund’s other service providers. Each of these entities is responsible for specific portions of the Fund’s operations and provides the trustees with regular reports regarding, among other things, investment, valuation, liquidity, and compliance, as well as the risks and risk management associated with each. The Trustees also oversee risk management for the Fund through regular interactions with the Fund’s Chief Compliance Officer and independent auditors.

The full Board participates in the Fund’s risk oversight, in part, by receiving regular reports regarding Domini’s compliance program which covers the following broad areas of compliance: investment and other operations; recordkeeping; valuation and pricing; disclosure; reporting and accounting; oversight of service providers; fund governance; and code of ethics controls. The program seeks to identify and address the risk associated with the operations of the investment adviser and the Fund through various methods, including through regular communications between compliance, legal, and business personnel who participate on a daily basis in risk management on behalf of the Fund. The same person serves as Chief Compliance Officer of the Fund and the investment adviser. The Chief Compliance Officer of the Fund reports directly to the Board and provides reports to the Board in writing and in meetings on a regular basis.

The audit committee of the Board, which is composed of all the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust (“Independent Trustees”), oversees management of financial risk and controls. The audit committee serves as the channel of communication between the independent auditors of the Fund and the Board with respect to financial statements and financial reporting processes, systems of internal control, and the audit process. The external auditors report directly to the audit committee and provide reports to the Board in writing and in meetings on a regular basis. The independent auditors also provide reports to the audit committee without management being present. Although the audit committee is responsible for overseeing the management of financial risks, the entire Board is regularly informed of these risks through committee reports.

The Trustees recognize that not all risks that may affect the Trust can be identified, mitigated, or eliminated. Moreover, it is necessary to bear certain risks, such as investment related risk, to achieve the Fund’s investment objective, and the processes, procedures and controls employed to address certain risks may be limited in their effectiveness (see “Cybersecurity Issues” above). As a result of the foregoing and other factors, the Fund’s ability to eliminate or mitigate risks is subject to limitation.

Pursuant to the Declaration of Trust each Trustee may hold office until his or her successor is elected or until he or she retires, resigns, dies, or is removed from office. The Board has adopted a retirement policy that provides that each Independent Trustee shall be eligible to serve until the close of business on the last day of the fiscal year in which the Trustee has his or her 75th birthday unless an exception is approved. This retirement policy may be amended or waived with respect to any Independent Trustee prior to the end of each fiscal year in which such trustee attains the age of 75 if the Board: (i) meets to review the performance of such Board member; (ii) finds that the continued service of such Board member is in the best interests of the Trust; and (iii) unanimously approves the exemption from the Trust’s retirement policy.

In determining whether an individual is qualified to serve as Trustee of the Fund, the Board considers a wide variety of information about the Trustee, on an individual basis and in combination with those of the other Trustees, and multiple factors contribute to the Board’s decision. The Board has concluded that each Trustee has the experience, qualifications, attributes, or skills necessary to serve the Fund and their shareholders. Attributes common to all Trustees include their ability to review critically and discuss complex business and financial matters, evaluate the relative importance and priority of issues, make decisions, contribute effectively to the deliberations of the Board, interact effectively with Domini, the Funds’ subadviser, and the other service providers of the Fund, and to exercise reasonable business judgment in the performance of their duties as Trustees. In addition, the Board has taken into account the service and commitment of the Trustees during their tenure in concluding that each Trustee should serve as a Trustee of the Fund.

A Trustee’s ability to perform his or her duties effectively may have been attained through his or educational background or professional training; business, consulting, public service or academic positions; experience from service as a board member of the Domini Funds, public companies, or nonprofit entities or other organizations; or other experiences. The Board also considered the individual experience of each Trustee and determined that the Trustee’s professional experience, education, and background contribute to the diversity of perspective on the Board.

The specific roles and experience of each trustee that factor into the Board’s determination are presented below (ages and employment tenures listed are as of July 31, 2020). References to the qualifications, attributes, and skills of Trustees are pursuant to the requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof. Unless otherwise indicated below, the mailing address of each Trustee and officer is 180 Maiden Lane, Suite 1302, New York, New York 10038.

Asterisks indicate that those Trustees and officers are “interested persons” of the Trust as defined in the 1940 Act. Each Trustee and officer of the Trust noted as an “interested person” is interested by virtue of his or her position with Domini as described in the following table.

TRUSTEES AND OFFICERS

NAME, AGE, POSITION(s) HELD, AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) AND OUTSIDE DIRECTORSHIPS HELD DURING PAST 5 YEARS(1)	NUMBER OF DOMINI FUNDS OVERSEEN BY TRUSTEE

INTERESTED TRUSTEE AND OFFICER

Amy Domini Thornton* (70) Chair and Trustee of the Trust since 1990	Portfolio Manager, Domini Impact Equity Fund (since 2018), Domini Sustainable Solutions Fund (since 2020) and Domini International Opportunities Fund (since 2020); Chairperson (since 2016), CEO (2002-2015), Member (since 1997), and Manager (since 1997), Domini Impact Investments LLC; President (1990-2017) of the Trust; Manager (since 1998) and Registered Principal (2003-2017), DSIL Investment Services LLC; Manager, Domini Holdings LLC (holding company) (since 2002); CEO and CIO (2013-2015), Nia Global Solutions (a former division of Domini Impact Investments); Trustee, New England Quarterly (periodical) (since 1998); Private Trustee, Loring, Wolcott & Coolidge Office (fiduciary) (since 1987); Partner (since 1994), Loring Wolcott & Coolidge Fiduciary Advisors, LLP (investment advisor); Manager (since 2010), Loring Wolcott & Coolidge Trust, LLC (trust company); Board Member (since 2016), Cambridge Public Library Foundation (nonprofit). Ms. Domini’s years with Domini and experience with Domini and the Trust give her regular exposure to the day-to-day management and operations of the Domini Funds. Ms. Domini also brings particular experience with investment management and financial markets.	5

NAME, AGE, POSITION(s) HELD, AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) AND OUTSIDE DIRECTORSHIPS HELD DURING PAST 5 YEARS(1)	NUMBER OF DOMINI FUNDS OVERSEEN BY TRUSTEE
INDEPENDENT TRUSTEES

Kirsten S. Moy (73) Trustee of the Trust since 1999 Nominating Committee Chair (since July 2013)	Senior Fellow (since 2014), The Aspen Institute (research and education); Visiting Scholar (2016-2018) and Board Member (2009-2015), Low Income Investment Fund (housing and community revitalization non-profit); Board Member, Community Development Finance (asset building non-profit) (since 2012); Visiting Scholar, Federal Reserve Bank of San Francisco (2016 to 2018). Ms. Moy brings to the Board particular experience with community development investment institutions, financial management, and capital markets.	5

Gregory A. Ratliff (60) Trustee of the Trust since 1999 Lead Independent Trustee (since July 2013) Nominating Committee Chair (October 2010 – July 2013)	Vice President, Rockefeller Philanthropy Advisors (philanthropy) (since 2019); Vice President, ACT, Inc. (education testing) (2017-2019); Lead Senior Program Officer, Gates Foundation (philanthropy) (2007-2017) Mr. Ratliff brings to the Board particular experience with community development investment institutions and financial markets.	5

John L. Shields (61) Trustee of the Trust since 2004 Audit Committee Chair since July 2006	President, Advisor Guidance, Inc. (management consulting firm) (2006 to 2014, since 2018); Managing Director CFGI, LLC (management consulting firm) (2016-2018), Director Navigant Consulting, Inc. (management consulting firm) (2014-2016); Director, EverQuote, Inc. (technology company) (since 2018); Director, Cogo Labs Inc. (technology company) (since 2008); Director (since 2015), Vestmark, Inc. (software company). Mr. Shields brings to the Board particular experience with the investment management industry, accounting and financial management, and mutual fund operations.	5

(1)	This includes all directorships (other than those of the Domini Funds) that are held by each Trustee as a director of a public company or a registered investment company.

NAME, AGE, POSITION(s) HELD, AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN THE DOMINI FAMILY OF FUNDS OVERSEEN BY TRUSTEE

OFFICERS

Megan L. Dunphy* (50) Secretary (since 2005), Vice President (since 2013), and Chief Legal Officer (since 2014) of the Trust	General Counsel (since 2014) and Managing Director (2015-2017), Member (since 2017), Domini Impact Investments LLC; Chief Legal Officer (since 2014), Vice President (since 2013) and Secretary (since 2005), Domini Funds.	N/A

NAME, AGE, POSITION(s) HELD, AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN THE DOMINI FAMILY OF FUNDS OVERSEEN BY TRUSTEE

OFFICERS – CONT’D

Carole M. Laible* (56) President of the Trust (since 2017)	Portfolio Manager, Domini Impact Equity Fund (since 2018), Domini Sustainable Solutions Fund (since 2020) and Domini International Opportunities Fund (since 2020); CEO and Manager (since 2016), President (2005-2015), Member (since 2006), Chief Operating Officer (2013-2015), Nia Global Solutions (a former division of Domini Impact Investments), Domini Impact Investments LLC; President and CEO (since 2002), Chief Financial Officer, Secretary, and Treasurer (since 1998) and Registered Principal (since1998), DSIL Investment Services LLC; Manager (since 2016), Domini Holdings LLC (holding company); Treasurer (1997-2015), Vice President (2007-2017), President (since 2017), Domini Funds.	N/A

Doug Lowe* (64) Assistant Secretary of the Trust since 2007	Senior Call Center Manager (since 2019), Senior Compliance Manager and Counsel (2006-2019), Domini Impact Investments LLC; Assistant Secretary, Domini Funds (since 2007); Registered Operations Professional, DSIL Investments Services LLC (since 2012).	N/A

Meaghan O’Rourke- Alexander* (40) Assistant Secretary of the Trust since 2007	Compliance Officer (since 2012), Domini Impact Investments LLC; Assistant Secretary, Domini Funds (since 2007).	N/A

Christina Povall* (50) Treasurer (since 2017) and Vice President (since 2013) of the Trust	Chief Financial Officer (since 2014), Managing Director (2014-2017), Member (since 2017), Domini Impact Investments LLC; Treasurer (since 2017), Vice President (since 2013) and Assistant Treasurer (2007-2017), Domini Funds; Registered Operations Professional, DSIL Investments Services LLC (since 2012).	N/A

Maurizio Tallini* (46) Chief Compliance Officer (since 2005), Vice President (since 2007), Chief Information Security Officer (since 2015) of the Trust	Chief Compliance Officer (since 2005), Chief Operating Officer (2011-2017), Member (since 2007), Chief Information Security Officer (since 2015), Domini Impact Investments LLC; Vice President (since 2007), Chief Compliance Officer (since 2005), Domini Funds; Registered Principal (since 2014), Chief Compliance Officer (since 2015), Chief Information Security Officer (since 2015), and Registered Representative (2012-2015), DSIL Investments Services LLC.	N/A

All but one of the Trustees are independent. The Independent Trustees have designated Mr. Ratliff as Lead Independent Trustee. The Lead Independent Trustee is a spokesperson and principal point of contact for the Independent Trustees and is responsible for coordinating the activities of the Independent Trustees, including calling regular and special executive sessions of the Independent Trustees; reviewing meeting agendas with the chair; chairing the meetings of the Independent Trustees; serving as the principal point of contact and liaison with the Fund’s officers and services providers.

The Independent Trustees have appointed Ms. Domini as the Chair of the Board and elected Ms. Laible as the President of the Trust. Ms. Laible also serves as the Chief Executive Officer of Domini. The Board believes that, in light of her experience with Domini and the Trust, Ms. Domini is best qualified to serve as Chair and that the Board’s current leadership structure is appropriate given Domini’s role with respect to the Fund’s investment and business operations. The Board also believes that the Board’s leadership structure, as aided by Ms. Domini’s experience and capabilities, serves to facilitate the orderly and efficient flow of information to the Independent Trustees from management and otherwise enhance the Board’s oversight role.

Board Committees

The Audit Committee oversees the internal and external accounting procedures of the Fund, the independent audits of the Fund, the selection of the independent registered public accountant for the Fund, the approval of all significant services proposed to be performed by the accountants, and considers the possible effect of such services on their independence. All Independent Trustees serve as members of the Committee. The Committee held two meetings during the Fund’s last fiscal year.

The Nominating Committee screens and recommends candidates to fill vacancies on the Board of Trustees of the Trust. All Independent Trustees serve as members of the Nominating Committee. The Nominating Committee will consider nominees recommended by shareholders. If you would like to recommend a nominee to the Nominating Committee, please deliver your recommendation in writing to the Secretary of the Trust, 180 Maiden Lane, Suite 1302, New York, New York 10038. The committee did not meet during the Fund’s last fiscal year.

OWNERSHIP OF SHARES IN THE FUND AND IN OTHER ENTITIES

The following table shows the amount of equity securities owned by the Trustees in the Fund, and in all investment companies in the Domini family of Funds supervised by the Trustees as of December 31, 2019.

Name of Trustee	Range of Investment in the Fund	Aggregate Range of Investment in Domini Family of Funds
Interested Trustee:
Amy L. Domini	$0	over $1,000,000
Independent Trustees:
Kirsten S. Moy	$0	$1 - $10,000
Gregory A. Ratliff	$0	$10,001-$50,000
John L. Shields	$0	$10,001-$50,000

*	As of the date of this Statement of Additional Information, the International Opportunities Fund had not yet commenced operations.

COMPENSATION AND INDEMNITY OF TRUSTEES

Each of the Independent Trustees receives an annual retainer for serving as a Trustee of the Trust of $28,000. The Lead Independent Trustee and Chair of the Audit Committee receive an additional chairperson fee of $5,000. Each Independent Trustee also receives $2,000 for attendance at each meeting of the Board of the Trust (reduced to $1,000 in the event that a Trustee participates at meetings by telephone). In addition, each Trustee receives reimbursement for reasonable expenses incurred in attending meetings.

Information regarding compensation paid to the Trustees by the Fund and in all investment companies in the Domini family of funds for the fiscal year ended July 31, 2020, is set forth below. Ms. Domini is not compensated by the Trust for her service as a Trustee because of her affiliation with Domini.

Compensation Table

Name of Trustee	Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Benefits Upon Retirement	Total Compensation from Trust and Complex Paid to Trustees
Interested Trustee:
Amy L. Domini	None	None	None	None

Independent Trustees:
Kirsten S. Moy	None	None	None	$35,000
Gregory A. Ratliff	None	None	None	$40,000
John L. Shields	None	None	None	$40,000

*	As of the date of this Statement of Additional Information, the International Opportunities Fund had not yet commenced operations.

The Trust’s Declaration of Trust provides that it will indemnify its Trustees and officers (the “Indemnified Parties”) against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that the Indemnified Parties engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that the Indemnified Parties did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of Disinterested Trustees or in a written opinion of independent counsel, that such Indemnified Parties have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

Control Persons and Principal Holders of Securities

Management Ownership. As of the date of this Statement of Additional Information, the Fund had not yet commenced operations. The Fund has no knowledge any management ownership.

Control Persons. As of the date of this Statement of Additional Information, the Fund had not yet commenced operations. The Fund has no knowledge of any owners of record or beneficial owners of 25% or more of any of the outstanding shares of the Fund.

Principal Holders. As of the date of this Statement of Additional Information, the Fund had not yet commenced operations. The Fund has no knowledge of any other owners of record or beneficial owners of 5% or more of any class of the outstanding shares of the Fund.

INVESTMENT ADVISER

Domini is a Massachusetts limited liability company with offices at 180 Maiden Lane, Suite 1302, New York, NY 10038, and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The names of the persons who control the adviser and the basis of the person’s control are as follows: Amy Domini Thornton, Chair of the Board of the Trust and Chair of Domini; Steven Lydenberg, Member and Strategic Vision Partner of Domini; Carole Laible, President of the Trust, and Chief Executive Officer of Domini; Maurizio Tallini, Chief Compliance Officer and Vice President of the Trust and Chief Compliance Officer of Domini; Megan Dunphy, Chief Legal Officer, Vice President and Secretary of the Trust and General Counsel of Domini; and Christina Povall, Treasurer and Vice President of the Trust and Chief Financial Officer of Domini.

Domini manages the assets of Fund pursuant to a Management Agreements. The services provided by Domini include furnishing an investment program for the Fund. Domini will have authority to determine from time to time what securities are purchased, sold, or exchanged, and what portion of assets of the Fund is held uninvested. Domini will also perform such administrative and management tasks for the Fund as may from time to time be reasonably requested, including: (a) maintaining office facilities and furnishing clerical services necessary for maintaining the organization of the Fund and for performing administrative and management functions, (b) supervising the overall administration of the Fund, including negotiation of contracts and fees with, and monitoring of performance and billings of, the transfer agent, shareholder servicing agents, custodian, and other independent contractors or agents of the Fund, as applicable, (c) overseeing (with the advice of the counsel to the Fund) the preparation of and, if applicable, the filing of all documents required for compliance by the Fund with applicable laws and regulations, including registration statements, prospectuses, and statements of additional information, Semi-Annual and Annual Reports to shareholders, proxy statements, and tax returns, (d) preparing agendas and supporting documents for, and minutes of meetings of, the Trustees, committees of the Trustees, and shareholders, (e) arranging for maintenance of the books and records of the Fund, (f) maintaining telephone coverage to respond to investor and shareholder inquiries; and (g) answering questions from the general public, the media, and shareholders of the Fund regarding the securities holdings of the Fund, limits on investment, and the Fund’s proxy voting philosophy and shareholder activism philosophy. Domini provides persons satisfactory to the Board of Trustees of the Trust to serve as officers of the Trust, as applicable. Such officers, as well as certain other employees and Trustees of the Trust, may be directors, officers, or employees of Domini or its affiliates. Domini furnishes at its own expense all facilities and personnel necessary in connection with providing these services.

Unless otherwise terminated, the Management Agreement for the Fund will continue in effect if such continuance is specifically approved at least annually by the Board of Trustees or by a majority of the outstanding voting securities of the Fund at a meeting called for the purpose of voting on such Management Agreement (with the vote of each investor in the Fund being in proportion to the amount of its investment), and, in either case, by a majority of the Trustees who are not parties to such Management Agreement or interested persons of any such party at a meeting called for the purpose of voting on such Management Agreement.

The Management Agreement provides that Domini may render services to others. Domini may employ, at its own expense, or may request that the Fund, as applicable, employ (subject to the requirements of the 1940 Act) one or more subadvisers, subject to Domini’s supervision. The Management Agreement is terminable without penalty on not more than 60 days’ nor less than 30 days’ written notice by the Fund, as applicable, when authorized either by a majority vote of the outstanding voting securities of the Fund, as applicable, or by a vote of a majority of the Board of Trustees of the Trust, as applicable, or by Domini, and will automatically terminate in the event of its assignment. The Management Agreement provides that neither Domini nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services to the Fund, as applicable, except for willful misfeasance, bad faith, or gross negligence or reckless disregard of its or their obligations and duties under such Management Agreement.

The investment management fee rates payable by the Fund to Domini are set forth in the following table:

Fund	Annual Fee Rate Based on Average Daily Net Asset Value
Domini International Opportunities Fund	0.85% of the first $2 billion of net assets managed,
0.83% of the next $1 billion of net assets managed, and
0.80% of net assets managed in excess of $3 billion

Advisory Fees Paid by the Fund

As of the date of this Statement of Additional Information, the Fund had not yet commenced operation and had paid no advisory fees.

Expense Reimbursement

As of the date of this Statement of Additional Information, the Fund had not yet commenced operation and had not yet waived any fees and reimbursed the Fund under the applicable expense reimbursement agreement:

With respect to the Fund, Domini has contractually agreed to reduce its fees to the extent necessary to keep the annual operating expenses of the Fund (excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses), net of waivers and reimbursements, at no greater than 1.40% and 1.15% of the average daily net assets of the Investor and Institutional shares of the Fund, respectively. These expense limitations are in effect through November 30, 2021. There can be no assurance that the Adviser will extend the expense limitations beyond such time. While in effect, the arrangement may be terminated for a class only by agreement of the Adviser and the Board of Trustees.

Expense Offset Arrangement

Credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian and transfer agent expenses. Realized credits reduce Other Expenses and the adviser’s obligation under the contractual expenses limitation.

The Fund has an expense offset arrangement with the custodian bank and transfer agent whereby custodian and transfer agent fees may be paid indirectly by credits on the Fund’s uninvested cash balance, including the Fund’s cash reserves or uninvested amounts held in the Fund’s bank deposit account. These credits are used to reduce Fund expenses. To the extent any credits are earned, the Adviser would benefit from a reduction in the contractual expense limitation obligation for the Fund by an amount equal to the amount of credits earned. As a result, the Adviser could be deemed to have an incentive to leave greater balances at the custodian, since it receives the benefit of any expense offset credit. The Fund’s Board of Trustees periodically reviews and evaluates the expense offset arrangements.

As of the date of this Statement of Additional Information, the Fund had not yet commenced operation and no credits had been realized as a result of uninvested cash balances.

Additional Information about Domini Portfolio Managers of the Fund

As of July 31, 2020, Ms. Domini had day-to-day management responsibilities for the assets of: (i) 3 registered investment companies with approximately $865 million in assets under management; (ii) no other pooled investment vehicles, and (iii) 172 other accounts with approximately $736 million in assets under management. There are no performance-based fees associated with these accounts.

As of July 31, 2020, Ms. Laible had day-to-day management responsibilities for the assets of: (i) 3 registered investment companies with approximately $865 million in assets under management, (ii) no other pooled investment vehicles, and (iii) no other accounts. There are no performance-based fees associated with these accounts.

Potential Conflicts of Interest

Material conflicts of interest may arise when the Fund’s portfolio managers also has day-to-day management responsibilities with respect to one or more other funds or other accounts. These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies. Domini seeks to manage such competing interests for time and attention of portfolio managers by having portfolio managers focus on the application of Domini’s proprietary impact investment standards. Domini also maintains a Code of Ethics to detect and prevent activities of employees that would result in a breach of the portfolio managers’ fiduciary duties to the Fund.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may need to be divided among those funds or accounts, which may limit the Fund’s ability to take full advantage of the investment opportunity. To deal with these situations, Domini has adopted a trade allocation procedure. Generally, the decision on when to purchase or sell securities for Domini’s Fund clients are made by the Subadviser’s portfolio manager who is appointed and supervised by the Subadviser’s senior officers rather than Domini.

Pursuit of Differing Strategies. Investment decisions for the Fund and Domini’s other clients are made with a view to achieving their respective investment objectives. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. In the event that Domini removes a security from both the Fund’s Approved Securities List and the approved list for other clients, Domini shall notify the portfolio manager of such removal. If the security that is the subject of the removal is held by both fund and non-fund clients, Domini shall coordinate with the Fund’s Subadviser to establish the trading parameters and trade date for such security in order to endeavor to treat all client accounts fairly. Domini does not generally initiate purchases or sales of securities for its Fund clients, but delegates daily responsibility for effecting fund-related trades to the Subadviser.

Variation in Compensation. A conflict of interest may arise where the management fee structure differs among funds and/or accounts, such as where certain funds or accounts pay higher management fees or performance-based management fees. In such cases, the portfolio manager might be motivated to devote more attention to, or otherwise favor, more profitable funds and/or accounts. To help address these types of conflicts, Domini has established a compensation system that is identical regardless of whether an employee supports the Fund or non-fund client. Furthermore, each individual’s compensation at Domini is based on individual performance and company profitability rather than the performance of a particular fund or account.

Proprietary Investments. Domini may have substantial personal or proprietary investments in some of the accounts managed by a portfolio manager. A portfolio manager might be motivated to favor funds and/or accounts in which he or she, or his or her colleagues, has an interest or in which Domini has interests. However, each portfolio manager is subject to Domini’s Code of Ethics policy governing personal securities transactions in which portfolio managers engage.

Other Factors. Several other factors, including the desire to maintain or increase assets under the Domini’s management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to some funds and/or accounts. To help address these types of conflicts, Domini has adopted a Code of Ethics.

As discussed above, Domini has adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for Domini and the individuals that it employs. However, there is no guarantee that the policies and procedures adopted by Domini will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

Compensation of Domini Portfolio Managers and Ownership of Fund Shares

Domini employees are paid a base salary plus an annual bonus at Domini’s discretion, based on company profitability and each individual’s job performance. Compensation levels and bonuses are reviewed annually and are adjusted based on overall company performance and each individual’s level of service and contribution. Domini personnel are not compensated based on Fund or portfolio performance. Domini seeks to attract and retain superior individuals through competitive salaries and benefits and through our global reputation as a leader in the field.

As of the date of this Statement of Additional Information, the Fund had not yet commenced operation and no shares of the Fund were beneficially owned by Ms. Domini or Ms. Laible.

SUBADVISERS

The Fund may use one or more subadvisers who are responsible for the day-to-day management of the Fund’s investments, subject to the oversight of the Adviser. The subadvisers are paid out of the fees paid to the Adviser. The Fund has no responsibility to pay any fee to a subadviser.

The Fund employs a “manager of managers” structure. In this regard, the Fund has received an exemptive order from the SEC (Release No. IC-30035) that permits the Adviser, without shareholder approval, to enter into and materially amend any submanagement agreement upon approval of the Board of Trustees. The exemptive order permits the Fund to disclose the aggregate subadvisory fee paid to unaffiliated subadvisers on behalf of the Fund instead of disclosing the specific fee paid to each subadviser. The SEC order is subject to certain conditions. For example, within ninety days of the hiring of any new subadviser, shareholders will be furnished with information that would be included in a proxy statement regarding the new subadviser. Moreover, the Adviser will not enter into a submanagement agreement with any affiliated subadviser without shareholder approval. The Adviser has ultimate responsibility (subject to Board oversight) to oversee the subadvisers and to recommend their hiring, termination, and replacement.

The Submanagement Agreement provides that the subadviser may render services to others. The Submanagement Agreement is terminable without penalty upon not more than 60 days’ nor less than 30 days’ written notice by the Fund, as the case may be, when authorized either by majority vote of the outstanding voting securities in the Fund (with the vote of each being in proportion to the amount of their investment), as applicable, or by a vote of the majority of the appropriate Board of Trustees, or by Domini with the consent of the Trustees, and may be terminated by the applicable subadviser on not less than 90 days’ written notice to Domini and the Trustees, and will automatically terminate in the event of its assignment. The Submanagement Agreement provides that the applicable subadviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services the Fund, as the case may be, except for willful misfeasance, bad faith, or gross negligence or reckless disregard for its or their obligations and duties under the Submanagement Agreement.

SSGA FUNDS MANAGEMENT, INC.

SSGA FM provides submanagement services with respect to the Fund pursuant to an investment submanagement agreement with Domini on behalf of the Fund (a “Submanagement Agreement”). SSGA FM furnishes at its own expense all services, facilities, and personnel necessary in connection with managing the Fund’s investments and effecting securities transactions for the Fund. The Submanagement Agreement with SSGA FM will continue in effect if such continuance is specifically approved within two years of its effective date and at least annually thereafter with respect to the Fund, by the Board of Trustees or by a majority vote of the outstanding voting securities of the Fund at a meeting called for the purpose of voting on the Fund’s Submanagement Agreement, and, in either case, by a majority of the Trustees who are not parties to such Submanagement Agreement or interested persons of any such party at a meeting called for the purpose of voting on such Submanagement Agreement.

SSGA FM is a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation (“State Street”), a publicly traded financial holding company organized in Massachusetts. SSGA FM is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended. SSGA FM and certain other affiliates of State Street make up State Street Global Advisors (“SSGA”). SSGA is one of the world’s largest institutional money managers and the investment management arm of State Street. As of July 31, 2020, SSGA FM managed approximately $613.5 billion in assets and SSGA managed approximately $3.16 trillion in assets. SSGA FM’s principal business address is One Iron Street, Boston, Massachusetts 02210.

Additional Information about SSGA Portfolio Manager

Kathleen Morgan, CFA, Vice President of SSGA FM and SSGA and a Senior Portfolio Manager in the Global Equity Beta Solutions Group, joined SSGA as an investment professional in 2017 and has been a member of the Global Equity Beta Solutions Group since that time. In this capacity, Ms. Morgan is responsible for the management of various equity index funds that are benchmarked to both domestic and international strategies. She has been a portfolio manager of the Domini Impact Equity Fund since 2018. Prior to joining SSGA, Ms. Morgan worked in Equity Product Management at Wellington Management from 2015 to 2017, conducting independent risk oversight and developing investment product marketing strategy. Ms. Morgan’s prior experience also includes index equity portfolio management at BlackRock. She has been an investment professional since 2006.

As of July 31, 2020, Ms. Morgan had day-to-day management responsibilities for the assets of: (i) 136 other registered investment companies with approximately $608.01 billion in assets under management, (ii) 251 other pooled investment vehicles with approximately $621.62 billion in assets under management, and (iii) 392 other accounts with a total of approximately $417.68 billion in assets under management. There are no performance-based fees associated with these accounts. There are no performance-based fees associated with these accounts.

Potential Conflicts of Interest

A Portfolio Manager that has responsibility for managing more than one account may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Fund. Those conflicts could include preferential treatment of one account over others in terms of: (a) the Portfolio Manager’s execution of different investment strategies for various accounts; or (b) the allocation resources or of investment opportunities. Portfolio managers may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio.

A potential conflict of interest may arise as a result of the Portfolio Managers’ responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the Portfolio Manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The Portfolio Manager may also manage accounts whose objectives and policies differ from that of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the Portfolio Manager may have adverse consequences for another account managed by the Portfolio Manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

A potential conflict may arise when the Portfolio Manager is responsible for accounts that have different advisory fees – the difference in fees could create an incentive for the Portfolio Manager to favor one account over another, for example, in terms of access to investment opportunities. Another potential conflict may arise when the Portfolio Manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSGA has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSGA are normally responsible for all accounts within a certain investment discipline and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSGA and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to be a fair and equitable allocation.

Compensation of SSGA FM Portfolio Manager and Ownership of Fund Shares

SSGA’s culture is complemented and reinforced by a total rewards strategy that is based on a pay for performance philosophy which seeks to offer a competitive pay mix of base salary, benefits, cash incentives and deferred compensation.

Salary is based on a number of factors, including external benchmarking data and market trends, State Street performance, SSGA performance, and individual overall performance. SSGA’s Global Human Resources department regularly participates in compensation surveys in order to provide SSGA with market-based compensation information that helps support individual pay decisions.

Additionally, subject to State Street and SSGA business results, State Street allocates an incentive pool to SSGA to reward its employees. The size of the incentive pool for most business units is based on the firm’s overall profitability and other factors, including performance against risk-related goals. For most SSGA investment teams, SSGA recognizes and rewards performance by linking annual incentive decisions for investment teams to the firm’s or business unit’s profitability and business unit investment performance over a multi-year period.

Incentive pool funding for most active investment teams is driven in part by the post-tax investment performance of fund(s) managed by the team versus the return levels of the benchmark index(es) of the fund(s) on a one-, three- and, in some cases, five-year basis. For most active investment teams, a material portion of incentive compensation for senior staff is deferred over a four-year period into the SSGA Long-Term Incentive (“SSGA LTI”) program. For these teams, The SSGA LTI program indexes the performance of these deferred awards against the post-tax investment performance of fund(s) managed by the team. This is intended to align our investment team’s compensation with client interests, both through annual incentive compensation awards and through the long-term value of deferred awards in the SSGA LTI program.

For the passive equity investment team, incentive pool funding is driven in part by the post-tax 1 and 3-year tracking error of the funds managed by the team against the benchmark indexes of the funds.

The discretionary allocation of the incentive pool to the business units within SSGA is influenced by market-based compensation data, as well as the overall performance of each business unit. Individual compensation decisions are made by the employee’s manager, in conjunction with the senior management of the employee’s business unit. These decisions are based on the overall performance of the employee and, as mentioned above, on the performance of the firm and business unit. Depending on the job level, a portion of the annual incentive may be awarded in deferred compensation, which may include cash and/or Deferred Stock Awards (State Street stock), which typically vest over a four-year period. This helps to retain staff and further aligns SSGA employees’ interests with SSGA clients’ and shareholders’ long-term interests.

SSGA recognizes and rewards outstanding performance by: (i) promoting employee ownership to connect employees directly to the company’s success; (ii) using rewards to reinforce mission, vision, values and business strategy; (iii) seeking to recognize and preserve the firm’s unique culture and team orientation; and (iv) providing all employees the opportunity to share in the success of SSGA.

As of the date of this Statement of Additional Information, the Fund had not yet commenced operation and no shares of the Fund were beneficially owned by Ms. Morgan.

SUB-ADVISORY FEES PAID BY THE FUND

As of the date of this Statement of Additional Information, the Fund had not yet commenced operations and Domini had not paid SSGA any subadvisory fees with respect to the Fund.

SHAREHOLDER SERVICE AGENT

Under the Shareholder Services Agreement between Domini and the Trust, Domini receives fees for providing certain shareholder services with respect to the Fund and its shareholders. For these services Domini receives fees from the Fund paid monthly at an annual rate of $4.00 per active account.

As of the date of this Statement of Additional Information, the Fund had not yet commenced operations and had not paid any Shareholder Service Agent fees with respect to the Fund.

DISTRIBUTOR

The Fund has adopted a Distribution Plan with respect to its Investor shares. The Distribution Plan provides that Investor shares of the Fund may pay the Distributor a fee not to exceed 0.25% per annum of the average daily net assets of that class as compensation for distribution services provided by the Distributor in connection with the sale of these shares, not as reimbursement for specific expenses incurred. Thus, even if the Distributor’s expenses exceed the fees provided for by the Distribution Plan, the Fund will not be obligated to pay more than those fees, and, if the Distributor’s expenses are less than the fees paid to it, it will realize a profit. The Distributor may use such fees to pay broker-dealers, financial institutions, or other financial intermediaries as compensation in connection with the purchase, sale, or retention of Investor shares of the Fund, the advertising expenses and the expenses of printing and distributing prospectuses and reports used for sales purposes, the expenses of preparing and printing sales literature, and other distribution-related expenses.

As of the date of this Statement of Additional Information, the Fund had not yet commenced operations and did not accrue any distribution fees. The Distribution Plan will continue in effect indefinitely as to a class if such continuance is specifically approved at least annually by a vote of both a majority of that Fund’s Trustees and a majority of the Trust’s Trustees who are not “interested persons of the Fund” and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan (“Independent Trustees”). The Distributor will provide to the Trustees of the Fund a quarterly written report of amounts expended by the applicable class under the Distribution Plan and the purposes for which such expenditures were made. The Distribution Plan further provides that the selection and nomination of the Trust’s Independent Trustees shall be committed to the discretion of the Independent Trustees of the Trust. The Distribution Plan may be terminated as to a class at any time by a vote of a majority of the Trust’s Independent Trustees or by a vote of the shareholders of that class. The Distribution Plan may not be materially amended with respect to a class without a vote of the majority of both the Trust’s Trustees and Independent Trustees. The Distributor will preserve copies of any plan, agreement, or report made pursuant to the Distribution Plan for a period of not less than six (6) years from the date of the Distribution Plan, and for the first two (2) years the Distributor will preserve such copies in an easily accessible place.

The Fund has entered into a Distribution Agreement with the Distributor. Under the Distribution Agreement, the Distributor acts as the agent of the Fund in connection with the offering of shares of that Fund and is obligated to use its best efforts to find purchasers for shares of the Fund. The Distributor acts as the principal underwriter of shares of the Fund and bears the compensation of personnel necessary to provide such services and all costs of travel, office expenses (including rent and overhead), and equipment.

TRANSFER AGENT, CUSTODIAN, AND SERVICE ORGANIZATIONS

The Fund has entered into a Master Services Agreement with Ultimus Fund Solutions, LLC (“Ultimus” or the “Transfer Agent”), of 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, pursuant to which Ultimus acts as the transfer agent and provides shareholder servicing for the Fund. The Transfer Agent maintains an account for each shareholder of the Fund, performs other transfer agency functions, and acts as dividend disbursing agent for the Fund. At its discretion, Ultimus may agree to waive a portion of its fee.

The Fund has entered into a Custodian Agreement with State Street Bank and Trust Company (“State Street” or the “Custodian”), 100 Summer Street, Boston, MA 02110, pursuant to which State Street acts as custodian for the Fund. At its discretion, State Street may agree to waive a portion of its fee.

The Custodian’s responsibilities include safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Fund’s investments, maintaining books of original entry for portfolio and Fund accounting and other required books and accounts, and calculating the daily net asset value of shares of the Fund. Securities held by the Fund may be deposited into certain securities depositories. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions.

The Fund, the distributor and/or its affiliates, may from time to time enter into agreements with various banks, trust companies, broker-dealers (other than the Distributor), or other financial organizations (collectively, “Service Organizations”) to provide shareholder servicing for that Fund, such as responding to customer inquiries and providing information on their investments. The Fund, its distributor, and/or its affiliates may pay fees to Service Organizations (which may vary depending upon the services provided) in amounts up to an annual rate of 0.25% of the daily net asset value of the shares of that Fund owned by shareholders with whom the Service Organization has a servicing relationship.

In addition, the Fund, the Fund’s distributor, and/or its affiliates, may from time to time enter into agreements with Service Organizations to provide subtransfer agency, subaccounting, or administrative services for that Fund, such as providing omnibus account or transaction processing services and maintaining shareholder accounts and transaction records. Because omnibus trading offers economies for the Fund, the Fund may reimburse Service Organizations for their costs related to servicing shareholder accounts. These fees may be based upon the number or value of client positions, the levels of service provided, or be a flat fee per year per client. Not all intermediaries receive such additional compensation and the amount of compensation varies.

As of the date of this Statement of Additional Information, the Fund had not yet commenced operations. No Service Organization fees were accrued by the Fund for prior periods.

EXPENSES

The Fund is responsible for all of its respective expenses, including the compensation of its respective Trustees who are not interested persons of the Fund; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent registered public accounting firms, of legal counsel, and of any transfer agent, custodian, registrar, or dividend disbursing agent of the Fund; insurance premiums; and expenses of calculating the net asset value of the shares of the Fund.

The Fund will also pay sponsorship or administrative fees payable to Domini and all expenses of distributing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing, and mailing prospectuses, reports, notices, proxy statements, and reports to shareholders and to governmental offices and commissions; expenses of shareholder meetings; and expenses relating to the issuance, registration, and qualification of shares of the Fund, and the preparation, printing, and mailing of prospectuses for such purposes.

The Fund will pay the expenses connected with the execution, recording, and settlement of security transactions, and the investment management fees payable to Domini. The Fund will pay the fees and expenses of its custodian for all services to the Fund, as applicable, including safekeeping of Funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to governmental offices and commissions; and expenses of meetings of investors.

CODES OF ETHICS

The Fund, Domini, SSGA FM, and the Distributor have each adopted a Code of Ethics (collectively, the “Codes of Ethics”) under Rule 17j-1 under the 1940 Act. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. The Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. The Codes of Ethics are available on the EDGAR database on the SEC’s Internet site at www.sec.gov, and copies of the Codes of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-1520.

5.	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, of Two Financial Center, 60 South Street, Boston, Massachusetts, is the independent registered public accounting firm for the Fund.

6.	TAXATION

The Taxation summary provided herein is based on the provisions of the Code, applicable U.S. Treasury regulations, administrative pronouncements of the U.S. Internal Revenue Service (“IRS”), and judicial decisions in effect as of the date of this Statement of Additional Information. Those authorities may be changed, possibly retroactively, or may be subject to differing interpretations so as to result in U.S. federal income tax consequences different from those summarized herein. Shareholders and prospective investors should consult their own tax advisors concerning the potential federal, state, local, and foreign tax consequences of an investment in the Fund, with specific reference to their own tax situation.

TAXATION OF THE FUND

Federal Taxes

The Fund is treated as a separate entity for U.S. federal income tax purposes under the Code.

The Fund will elect to be treated and intends to qualify each year as a “regulated investment company” under Subchapter M of the Code. As a regulated investment company, the Fund will not be subject to any federal income or excise taxes on its net investment income and the net realized capital gains that it distributes to shareholders, provided that it meets certain distribution requirements imposed by the Code. If the Fund should fail to qualify for treatment as a regulated investment company in any year, that Fund would incur a regular corporate federal income tax upon its taxable income, and Fund distributions would generally be taxable as ordinary dividend income to shareholders. Under certain circumstances, the Fund may be able to cure a failure to qualify as a regulated investment company, but, in order to do so, the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets.

The Fund will be subject to a nondeductible 4% U.S. federal excise tax on a portion of its undistributed ordinary income and capital gain net income if they fail to meet certain distribution requirements. The Fund intends to make distributions in such amounts and at such times so as not to be subject to the excise tax.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a regulated investment company’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to offset its capital gains in future years. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to its shareholders. Generally, the Fund may not carry forward any losses other than net capital losses.

Foreign Income Taxes

The Fund may be subject to certain taxes, including, without limitation, taxes imposed by foreign countries with respect to its income and capital gains. If eligible, the Fund may elect, for United States federal income tax purposes, to “pass through” foreign income taxes to its shareholders. The Fund expects to qualify for and make this election. The Fund generally may deduct any foreign taxes that are not passed through to its shareholders in computing its income available for distribution to shareholders to satisfy applicable tax distribution requirements.

For any year that the Fund qualifies for and makes such an election, each shareholder of the Fund will be required to include in his or her income an amount equal to his or her allocable share of such income taxes paid by the Fund to a foreign country’s government, and shareholders of the Fund will be entitled, subject to certain limitations, to credit its portions of these amounts against their United States federal income tax due, if any, or to deduct their portions from its United States taxable income, if any. No deductions for foreign income taxes paid by the Fund may be claimed, however, by noncorporate shareholders (including certain foreign shareholders described below) who do not itemize deductions. In addition, shareholders will not be able to claim a foreign tax credit with respect to taxes paid by the Fund unless certain holding period requirements are met. Shareholders that are exempt from tax under Section 501(a) of the Code, such as pension plans, generally will derive no benefit from this election. No deduction for such amounts will be permitted in computing a shareholder’s alternative minimum tax liability. Under certain circumstances, if the Fund receives a refund of foreign taxes paid in respect of a prior year, the value of the Fund’s shares could be reduced or the foreign tax credits or deductions passed through to shareholders in respect of the Fund’s foreign taxes for the current year could be reduced.

The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of foreign tax or an exemption from foreign tax on such income; the Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the Fund’s effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested within various countries is not known.

State Taxes

The Fund is organized as a series of the Trust, a Massachusetts business trust. As long as the Fund qualifies as a “regulated investment company” under the Code, it will not have to pay Massachusetts income or excise taxes.

TAXATION OF SHAREHOLDERS

Taxation of Distributions

Shareholders of the Fund normally will have to pay federal income taxes on the dividends and other distributions they receive from the Fund, whether the distributions are paid in cash or reinvested in additional shares. Dividends from ordinary income and any distributions from net short-term capital gains are generally taxable to shareholders as ordinary income for federal income tax purposes. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares. Distributions of ordinary dividends to the Fund’s noncorporate shareholders may be treated as “qualified dividend income,” which is taxed at reduced rates, to the extent such distributions are derived from, and reported by the Fund as, “qualified dividend income,” and provided that the recipient shareholder satisfies certain holding period requirements and refrains from making certain elections. If 95% or more of the Fund’s gross income, calculated without taking into account net capital gains, represents “qualified dividend income,” the Fund may report, and the Fund’s noncorporate shareholders may then treat, all such income as “qualified dividend income,” provided that the recipient shareholder satisfies certain holding period requirements and refrains from making certain elections. “Qualified dividend income” generally is income derived from dividends from U.S. corporations or from “qualified foreign corporations,” which are corporations that are either incorporated in a U.S. possession or eligible for benefits under certain U.S. tax treaties. Distributions from a foreign corporation that is not a “qualified foreign corporation” may nevertheless be treated as distributions paid by a “qualified foreign corporation” if the applicable stock is readily tradable on an established U.S. securities market. “Passive foreign investment companies” are not “qualified foreign corporations.”

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, dividends, interest, and certain capital gains are generally taken into account in computing a shareholder’s net investment income.

Certain tax-exempt educational institutions will be subject to a 1.4% tax on net investment income. For these purposes, certain dividends and capital gain distributions, and certain gains from the disposition of Fund shares (among other categories of income), are generally taken into account in computing a shareholder’s net investment income.

Distributions by the Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares.

Any Fund dividend that is declared in October, November, or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared.

Dividends-Received Deduction

If the Fund invests in equity securities of U.S. corporations, a portion of the Fund’s ordinary income dividends may be eligible for the dividends-received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for a particular corporate shareholder is subject to certain limitations. The portion of the Fund’s dividends that is derived from investments in foreign corporations will not qualify for such deduction.

“Buying a Dividend”

The Fund’s distributions will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Shareholders purchasing shares shortly before or on the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

Disposition of Shares

In general, any gain or loss realized upon a taxable disposition of shares of the Fund by a shareholder that holds such shares as a capital asset will be treated as long-term capital gain or loss if the shares have been held for more than 12 months and otherwise as a short-term capital gain or loss. However, any loss realized by a shareholder upon a disposition of shares in the Fund held for 6 months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions by the Fund to the shareholder of long term capital gains. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales.

The Fund will report to the IRS the amount of sale proceeds that a shareholder receives from a sale or exchange of Fund shares. The Fund will also report the shareholder’s basis in those shares and whether any gain or loss that the shareholder realizes on the sale or exchange is short-term or long-term gain or loss. If a shareholder has different bases for different shares of a particular Fund in the same account (e.g., if a shareholder purchased Fund shares in the same account at different times for different prices), the Fund will calculate the basis of each share sold using a default method unless the shareholder has properly elected to use a different method. The Fund’s default method for calculating basis will be the average basis method, under which the basis per share is reported as the average of the bases of all of the shareholder’s Fund shares in the account. A shareholder may elect, on an account-by-account basis, to use a method other than average basis by following procedures established by the Fund. If such an election is made on or prior to the date of the first exchange or redemption of shares in the account, the new election will generally apply as if the average basis method had never been in effect for such account. If such an election is not made on or prior to such date, the shares in the account at the time of the election will retain their averaged bases. Shareholders should consult their tax advisers concerning the tax consequences of applying the average basis method or electing another method of basis calculation.

Taxation of Non-U.S. Shareholders

Dividends and certain other payments (but not including distributions of net capital gains, “short-term capital gain dividends” and “interest-related dividends” (described below)) to persons who are neither citizens nor residents of the United States or U.S. entities (“Non-U.S. Persons”) are generally subject to U.S. tax withholding at the rate of 30%. The Fund intends to withhold at the 30% rate on taxable dividends and other payments to Non-U.S. Persons to the extent that such dividends and payments are subject to such withholding. The Fund may withhold at a lower rate permitted by an applicable treaty if the shareholder provides the documentation required by the Fund.

Dividends reported by the Fund as (i) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (ii) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain,” are generally exempt from this 30% withholding tax. “Qualified net interest income” is the Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the Fund’s net short-term capital gain for the taxable year over its net long-term capital loss, if any.

Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30%

withholding tax will apply to Fund distributions payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

Backup Withholding

The Fund is required in certain circumstances to apply backup withholding on reportable payments, including ordinary dividends, capital gain dividends, redemption proceeds, and certain other payments that are paid to any noncorporate shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. The backup withholding rate is currently 24%. Backup withholding will not, however, be applied to payments that are (or would be, but for the application of a treaty) subject to the 30% withholding tax on shareholders who are Non-U.S. Persons. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the IRS within the time period appropriate to such claims.

EFFECTS OF CERTAIN INVESTMENTS AND TRANSACTIONS

Options, etc.

The Fund’s transactions in options, futures contracts, forward contracts, swaps, and related transactions will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute “straddles,” and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The Fund intends to limit its activities in options, futures contracts, forward contracts, swaps, and related transactions to the extent necessary to meet the requirements of the Code.

Foreign Securities

Special tax considerations apply with respect to foreign investments of the Fund. Foreign exchange gains and losses realized by the Fund will generally be treated as ordinary income and losses.

The Fund may make equity investments in foreign entities that may be treated as “passive foreign investment companies” (or “PFICs”) for U.S. federal income tax purposes. If the Fund does invest in a PFIC, then the Fund may be required to pay additional tax (and interest) in respect of distributions from, and gains attributable to, the sale or other disposition of the stock of, such PFIC. If the Fund is eligible to make and makes either a “qualified electing fund” election or a “mark to market” election with respect to its investment in a PFIC, then that Fund may have taxable income from such investment regardless of whether it receives any actual distributions of cash derived from the PFIC in any given year. In order to enable the Fund to distribute its share of this income and avoid a tax, the Fund may be required to liquidate portfolio securities that it might have otherwise continued to hold, potentially resulting in additional taxable gain or loss.

If a sufficient portion of the interests in a foreign issuer are held or deemed held by the Fund, independently or together with certain other U.S. persons, that issuer may be treated as a “controlled foreign corporation” (a “CFC”) with respect to the Fund, in which case the Fund will be required to take into account each year, as ordinary income, its share of certain portions of that issuer’s income, whether or not such amounts are distributed. The Fund may have to dispose of its portfolio securities (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances) to generate cash, or may have to borrow the cash, to meet its distribution requirements and avoid fund-level taxes. In addition, some gains recognized by the Fund on the disposition of interests in a CFC may be treated as ordinary income.

The foregoing discussion should not be viewed as a comprehensive discussion of the items referred to nor as addressing all tax considerations relevant to investors. Dividends and distributions may also be subject to state, local, or foreign taxes. Each current and prospective shareholder should consult his or her own tax advisers for additional details regarding potential tax consequences of an investment in the Fund, based on his or her particular tax status.

7.	PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Specific decisions to implement the purchase or sale of securities for the Fund are made by portfolio managers who are employees of the applicable Subadviser and who are appointed and supervised by its senior officers. The portfolio managers who are employed by the Subadviser may serve other clients of a Subadviser in a similar capacity.

Portfolio transactions are placed on behalf of the Fund by SSGA FM. Purchases and sales of securities on a securities exchange are affected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (e.g., fixed income securities) because the Fund pays a spread which is included in the cost of the security and represents the difference between the dealer’s quoted price at which it is willing to sell the security and the dealer’s quoted price at which it is willing to buy the security. When a Fund executes an over the counter order with an electronic communications network or an alternative trading system, a commission is charged because electronic communications networks and alternative trading systems execute such orders on an agency basis. Securities may be purchased from underwriters at prices that include underwriting fees.

In placing a portfolio transaction, SSGA FM seeks to achieve best execution. SSGA FM’s duty to seek best execution requires SSGA FM to take reasonable steps to obtain for the client as favorable an overall result as possible for Fund portfolio transactions under the circumstances, taking into account various factors that are relevant to the particular transaction.

SSGA FM refers to and selects from the list of approved trading counterparties maintained by SSGA FM’s Credit Risk Management team. In selecting a trading counterparty for a particular trade, SSGA FM seeks to weigh relevant factors including, but not limited to the following:

•	Prompt and reliable execution;

•	The competitiveness of commission rates and spreads, if applicable;

•	The financial strength, stability and/or reputation of the trading counterparty;

•	The willingness and ability of the executing trading counterparty to execute transactions (and commit capital) of size in liquid and illiquid markets without disrupting the market for the security;

•	Local laws, regulations or restrictions;

•	The ability of the trading counterparty to maintain confidentiality;

•	The availability and capability of execution venues, including electronic communications networks for trading and execution management systems made available to Adviser;

•	Market share;

•	Liquidity;

•	Price;

•	Execution related costs;

•	History of execution of orders;

•	Likelihood of execution and settlement;

•	Order size and nature;

•	Clearing and settlement capabilities, especially in high volatility market environments;

•	Availability of lendable securities;

•	Sophistication of the trading counterparty’s trading capabilities and infrastructure/facilities;

•	The operational efficiency with which transactions are processed and cleared, taking into account the order size and complexity;

•	Speed and responsiveness to SSGA FM;

•	Access to secondary markets;

•	Counterparty exposure; and

•	Any other consideration SSGA FM believes is relevant to the execution of the order.

In selecting a trading counterparty, the price of the transaction and costs related to the execution of the transaction typically merit a high relative importance, depending on the circumstances. SSGA FM does not necessarily select a trading counterparty based upon price and costs but may take other relevant factors into account if it believes that these are important in taking reasonable steps to obtain the best possible result for a Fund under the circumstances. Consequently, SSGA FM may cause a client to pay a trading counterparty more than another trading counterparty might have charged for the same transaction in recognition of the value and quality of the brokerage services provided. The following matters may influence the relative importance that SSGA FM places upon the relevant factors:

(i) The nature and characteristics of the order or transaction. For example, size of order, market impact of order, limits, or other instructions relating to the order;

(ii) The characteristics of the financial instrument(s) or other assets which are the subject of that order. For example, whether the order pertains to an equity, fixed income, derivative or convertible instrument;

(iii) The characteristics of the execution venues to which that order can be directed, if relevant. For example, availability and capabilities of electronic trading systems;

(iv) Whether the transaction is a ‘delivery versus payment’ or ‘over the counter’ transaction. The creditworthiness of the trading counterparty, the amount of existing exposure to a trading counterparty and trading counterparty settlement capabilities may be given a higher relative importance in the case of ‘over the counter’ transactions; and

(v) Any other circumstances relevant SSGA FM believes is relevant at the time.

The process by which trading counterparties are selected to effect transactions is designed to exclude consideration of the sales efforts conducted by broker-dealers in relation to the Fund.

Notwithstanding the above, in compliance with Section 28(e) of the Securities Exchange Act of 1934, a Subadviser may select brokers who charge a commission in excess of that charged by other brokers, if the Subadviser determines in good faith that the commission to be charged is reasonable in relation to the brokerage and research services provided to the Subadviser by such brokers. Research services generally consist of research or statistical reports or oral advice from brokers and dealers regarding particular companies, industries, or general economic conditions. These services may provide both domestic and international perspective. The Manager or Subadviser may also have arrangements with brokers pursuant to which such brokers provide research services to the Manager or Subadviser in exchange for a certain volume of brokerage transactions to be executed by such brokers. Arrangements for the receipt of research services from brokers may create conflicts of interest. While the payment of higher commissions increases the Fund’s costs, the Subadviser and Manager do not believe that the receipt of such brokerage and research services significantly reduces its expenses as the Subadviser and Manager, respectively.

Research services furnished by brokers who effect securities transactions for the Fund may be used by the Subadviser or Manager in servicing other investment companies and accounts that it manages. Similarly, research services furnished to a Subadviser or the Manager by brokers who effect securities transactions for other investment companies and accounts that the Subadviser or Manager manage, respectively, may be used by the Subadviser or Manager in servicing the Fund. Not all of these research services are used by a Subadviser or the Manager in managing any particular account, including the Fund.

SSGA FM does not currently use the Funds’ assets in connection with third-party soft dollar arrangements. While SSGA FM does not currently use “soft” or commission dollars paid by the Funds for the purchase of third-party research, SSGA FM reserves the right to do so in the future.

The Fund encourages the Subadviser to use minority- and women-owned brokerage firms to execute the Fund’s transactions, subject to the Subadviser’s duty to obtain best execution. A Subadviser may choose to direct transactions to minority- and women-owned brokerage firms that will contract for a correspondent broker to execute and clear the trades. While the Subadviser believes that it will obtain best execution in these transactions, the Fund may forego other benefits (like research) that it would have received if such transactions were executed through correspondent brokers directly. The Board of Trustees has determined that these arrangements are appropriate in light of the overall philosophy and goals of the Fund.

As of the date of this Statement of Additional Information, the Fund had not yet commenced operations and did not pay any brokerage commissions. In certain instances there may be securities that are suitable for the Fund as well as for one or more of a Subadviser’s or Domini’s other clients. Investment decisions for the Fund and for a Subadviser’s or Domini’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund are concerned. However, it is believed that the ability of the Fund to participate in volume transactions will produce better executions for the Fund.

8.	DESCRIPTION OF SHARES, VOTING RIGHTS, AND LIABILITIES

The Trust is a Massachusetts business trust established under a Declaration of Trust dated as of March 1, 1990. The Trust’s Declaration of Trust permits the Trust’s Board of Trustees to issue an unlimited number of shares of beneficial interest (par value $0.00001 per share) in separate series and to divide any such series into classes of shares. Currently, the Fund is one of four series offered by the Trust. The Fund has two classes of shares: the Investor shares and Institutional shares. Each share of each class represents an equal proportionate interest in a series with each other share of that class. Upon liquidation or dissolution of the Fund, the Fund’s shareholders are entitled to share pro rata in the Fund’s net assets available for distribution to its shareholders. The Trust reserves the right to create and issue additional series and classes of shares, and to redesignate series and classify and reclassify classes, whether or not shares of the series or class are outstanding. The Trust also reserves the right to modify the preferences, voting powers, rights, and privileges of shares of each class without shareholder approval. Shares of each series participate equally in the earnings, dividends, and distribution of net assets of the particular series upon the liquidation or dissolution (except for any differences among classes of shares of a series).

The assets of the Trust received for the issue or sale of the shares of each series and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such series and constitute the underlying assets of such series. The underlying assets of each series are segregated on the books of account and are to be charged with the liabilities in respect to such series and with such a share of the general liabilities of the Trust. If a series were unable to meet its obligations, the assets of all other series might be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities that are not otherwise properly chargeable to them. Expenses with respect to any two or more series are to be allocated in proportion to the asset value of the respective series except where allocations of direct expenses can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Trustees, have the power to determine which liabilities are allocable to a given series, or which are general or allocable to two or more series. In the event of the dissolution or liquidation of the Trust or any series, the holders of the shares of any series are entitled to receive as a class the value of the underlying assets of such shares available for distribution to shareholders.

The Trustees of the Trust have the authority to designate additional series and classes of shares, to divide any series, and to designate the relative rights and preferences as between the different series and classes of shares. All shares issued and outstanding will be fully paid and nonassessable by the Trust, and redeemable as described in this Statement of Additional Information and in the Prospectus. The Trust may involuntarily redeem shareholder’s shares at any time for any reason the Trustees of the Trust deem appropriate, including for the following reasons: (a) in order to eliminate inactive, lost, or very small accounts for administrative efficiencies and cost savings, (b) to protect the tax status of the Fund if necessary, and (c) to eliminate ownership of shares by a particular shareholder when the Trustees determine that the particular shareholder’s ownership is not in the best interests of the other shareholders of the Fund.

Each shareholder of the Fund is entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) represented by the shareholder’s shares in the Fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Shareholders of the Fund and all other series of the Trust, if any, will generally vote together on all matters except when the Trustees determine that only shareholders of a particular Fund, series, or class are affected by a particular matter or when applicable law requires shareholders to vote separately by Fund or series or class. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders of the Trust do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Trust may elect all of the Trustees of the Trust if they choose to do so, and in such event the other shareholders of the Trust would not be able to elect any Trustee.

The Trust is not required and has no current intention to hold annual meetings of shareholders, but the Trust will hold special meetings of the Trust’s or the Fund’s shareholders when in the judgment of the Trust’s Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have the right to remove one or more Trustees under certain circumstances.

The Trust may, without shareholder approval, change the Fund’s form of organization, reorganize the Fund or series, any class, or the Trust as a whole into a newly created entity or a newly created series of an existing entity, or incorporate the Fund, any other series, any class, or the Trust as a whole as a newly created entity. If recommended by the Trustees, the Trust, the Fund, any other series, or any class of the Trust may merge or consolidate or may sell, lease, or exchange all or substantially all of its assets if authorized at any meeting of shareholders by a vote of the majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust voting as a single class or of the affected Fund, series, or class, or by written consent, without a meeting, of the holders of shares representing a majority of the voting power of the outstanding shares of the Trust voting as a single class, or of the affected Fund, series or class. The Trust may be terminated at any time by a vote of the majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust. The Fund, any other series of the Trust, or any class of any series, may be terminated at any time by a vote of the majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or that series or class, or by the Trustees by written notice to the shareholders of the Fund or that series or class. If not so terminated, the Trust will continue indefinitely. Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Trust’s Declaration of Trust.

The Trust’s Declaration of Trust provides that, at any meeting of shareholders of the Trust or of the Fund, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and that are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements.

The Declaration of Trust provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust unless, as to liability to Trust or Fund shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of Disinterested Trustees (as defined in the Declaration of Trust) or in a written opinion of independent counsel, that such Trustees or officers have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and provides for indemnification and reimbursement of expenses out of Fund property for any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides for the maintenance, by or on behalf of the Trust and the Fund, of appropriate insurance (e.g., fidelity bonding and errors and omissions insurance) for the protection of the Fund and their shareholders and the Trust’s Trustees, officers, employees, and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Fund itself was unable to meet its obligations.

The Trust’s Declaration of Trust provides that shareholders may not bring suit on behalf of the Fund without first requesting that the Trustees bring such suit. Such demand should be mailed to the Secretary of the Trust at the Trust’s principal office and should set forth in reasonable detail the nature of the proposed suit and the essential facts relied upon by the shareholder to support the allegations made in the demand. A Trustee is not considered to have a personal financial interest in any action or otherwise be disqualified from ruling on a shareholder demand by virtue of the fact that such Trustee receives remuneration from his or her service as Trustee or as a trustee of funds with the same or an affiliated investment adviser or distributor, or by virtue of the amount of such remuneration.

The Trust’s Declaration of Trust provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration.

9.	FINANCIAL STATEMENTS

The Fund had not yet commenced operations and did not have any financial statements as of the date of this Statement of Additional Information.

* * * * *

Domini Impact Investments®, Domini®, Investing for Good®, and The Way You Invest Matters® are registered service marks of Domini. Domini International Opportunities FundSM, Domini Sustainable Solutions FundSM, Domini Impact Equity FundSM, Domini Impact International Equity FundSM, and Domini Impact Bond FundSMare service marks of Domini Impact Investments LLC (“Domini”). The Domini Impact Investment Standards is copyright © 2006-2020 by Domini Impact Investments LLC. All rights reserved.

APPENDIX A

RATINGS INFORMATION

The following ratings are opinions of Standard & Poor’s Ratings Services, a division of McGraw-Hill Companies, Inc. (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”), or Fitch, Inc. (“Fitch”), not recommendations to buy, sell, or hold an obligation. The ratings below are as described by the rating agencies. While the rating agencies may from time to time revise such ratings, they are under no obligation to do so. No reliance is made upon the credit rating firms as “experts” as that term is defined for securities purposes. Rather, reliance on this information is on the basis that such ratings have become generally accepted in the investment business.

In the case of “split-rated” securities or loans (i.e., securities or loans assigned non-equivalent credit quality ratings, such as Baa by Moody’s but BB by S&P or Ba by Moody’s and BB by S&P but B by Fitch), the subadviser will determine whether a particular security or loan is considered investment grade or below-investment grade as follows: (a) if all three credit rating agencies have rated a security or loan the median credit rating is used for this determination, and b) if only two credit rating agencies have rated a security, the lower (e.g., most conservative) credit rating is used. If only one credit rating agency has rated a security, the one credit rating available will be used by the subadviser. If a security is not rated by all three credit rating agencies, then an internal credit rating, as determined by the subadviser, may be used. In the case of intermediate ratings, they are included in the category of the primary rating. For example, BBB- and BBB+ are included in BBB and Baa includes Baa1, Baa2 and Baa3.

For certain securities, such as newly-issued bonds, expected credit ratings may be used until actual credit ratings are assigned by the credit rating agencies. In such cases, the securities may be purchased if it is anticipated at the time of purchase that rating agencies will assign ratings that are compliant with the investment guidelines. Should the actual credit rating assigned to a security diverge from the expected rating, the Fund’s subadviser will decide whether the Fund should continue to hold or sell the security. If an issue remains unrated by these rating agencies or it is anticipated that it will not be rated, then an internal credit rating, as determined by the subadviser, may be used.

Excerpts from Standard & Poor’s Description of its Ratings

Standard & Poor’s Four Highest Long-term Issue Credit Ratings

AAA — An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA — An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A — An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Plus (+) or Minus (-) — The ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR — This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

A-1

Standard & Poor’s Short-term Issue Credit Ratings

A-1 — A short-term obligation rated “A—1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.

A-2 — A short-term obligation rated “A—2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 — A short-term obligation rated “A—3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B — A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

C — A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D — A short-term obligation rated “D” is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

NR — An issuer designated NR is not rated.

Standard & Poor’s Municipal Credit Ratings

A Standard & Poor’s municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations: (1) Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and (2) Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1 - Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 - Speculative capacity to pay principal and interest.

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into

A-2

three levels — MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1. This designation denotes superior quality.

Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes strong credit quality. Margins of protection, are ample although not so large as in the preceding group.

MIG 3. This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG. This designation denotes speculative-grade quality. Debt instruments in this category may lack sufficient margins of protection.

Standard & Poor’s Variable Rate Demand Obligations Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

VMIG 2. This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3. This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG. This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor’s Dual Credit Ratings

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating

A-3

symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).

Excerpts from Moody’s Description of its Ratings

Moody’s Four Highest Long-Term Obligation Credit Ratings

Moody‘s Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Aaa — Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa — Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A — Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa — Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Moody’s Short-Term Ratings

Moody‘s short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments. Moody’s employs the following designations to indicate the relative repayment ability of related issuers.

P-1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations

P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations

P-3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

A-4

Excerpts from Fitch’s Description of its Ratings

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

Fitch’s Four Highest Long-Term Obligation Credit Ratings

AAA — Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA — Very high credit quality. ‘AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A — High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB — Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

Fitch’s Short-Term Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1 — Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 — Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 — Fair short-term credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

A-5

B — Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near-term adverse changes in financial and economic conditions.

C — High short-term default risk. Default is a real possibility.

RD — Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D — Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

A-6

Appendix B

Proxy Voting Policies and Procedures

INTRODUCTION

These Proxy Voting Guidelines and Procedures have been adopted by the Domini Investment Trust on behalf of each of its series (each a Fund and collectively, the “Domini Funds” or the “Funds”) to ensure that all proxies for securities held by the Funds are cast in the best interests of the Domini Funds’ shareholders, to whom the Funds owe a fiduciary duty.

The Board of Trustees (“Board”) of the Domini Funds delegates the responsibility to vote proxies for the Funds to Domini Impact Investments LLC, the Funds’ investment adviser (“Domini” or the “Adviser”), consistent with the Proxy Voting Guidelines and Procedures set forth herein. The Board reviews the Proxy Voting Guidelines and Procedures on an annual basis on behalf of the Funds and receives quarterly reports from Domini regarding the execution of its proxy voting duties. The Board also delegates to Domini the authority to make non-material amendments to the Guidelines and Procedures as necessary, subject to annual ratification.

1.	Conflicts of Interest

The Board delegates the responsibility for resolving conflicts of interest that may arise between Domini and the Domini Funds in the execution of the Adviser’s proxy voting duties to the Adviser. Pursuant to the Proxy Voting Procedures, where a significant conflict of interest arises, the Board expects Domini to consult with one or more members of the independent trustees to determine an appropriate course of action (see “Conflicts of Interest” below).

2.	Shareblocking and Other Obstacles to Voting

Certain countries impose “shareblocking” restrictions, meaning that a shareholder is prevented from trading shares for a period of time between the date of the deadline for submission of the vote and the annual meeting (these restrictions vary from country to country). The Adviser shall seek to vote shares for every holding in a Domini Fund portfolio. However, the Adviser may forego the opportunity to vote when, in its judgment, shareblocking restrictions could impair the ability to effectively manage a Fund’s portfolio.

In addition, due to particularly onerous procedural impediments in certain countries, the Adviser will not always be assured of the ability to vote Fund shares, and in certain circumstances may choose not to vote where it believes it may not be in a Fund’s best interests to cast a vote. The Adviser may also choose not to vote in certain markets that impose fees for voting proxies of if there is insufficient information available to make an informed voting decision.

A Fund may miss opportunities to vote when companies fail to provide information in a timely manner or when custodial or proxy advisory delays prevent the Adviser from voting Fund shares on time. The Adviser may also miss opportunities to consider certain proxy information when companies or proxy advisory firms fail to provide such information, research or analysis in a timely manner.

3.	International

The general principles guiding Domini’s proxy voting practices apply globally and we will seek to apply these Guidelines consistently in all markets unless the application of the Guidelines is inconsistent with corporate governance standards and practices in the foreign market, in which case Domini may refer to the research, analysis and recommendations provided by Institutional Shareholder Services, Inc. (“ISS”) in accordance with its International SRI Proxy Voting Guidelines.1

[1]	https://www.issgovernance.com/file/policy/active/specialty/SRI-International-Voting-Guidelines.pdf

4.	Delegation

The Adviser may delegate the responsibility to review proxy proposals and make voting recommendations to a non-affiliated third party vendor, subject to the Adviser’s oversight, analysis, and voting discretion. The Adviser will ensure that any third party voting recommendations followed are consistent with the Guidelines. In all cases, however, the ultimate decisions on how to vote proxies are retained by the Adviser.

Proxy Voting Guidelines

The Proxy Voting Guidelines (“Guidelines”) set forth in Exhibit A summarize the Adviser’s positions on various issues of concern to socially responsible investors and indicate how Fund shares will be voted on each issue. The Guidelines have been developed to ensure consistency with the social and environmental standards applied to Fund portfolios and Domini’s overall stock selection process.

Because the Funds have a fiduciary duty to vote all shares in the best interests of the Funds’ shareholders, Domini will vote proxies after considering shareholders’ financial interests and social objectives. For that reason, there may be instances in which proxies may not be voted in strict adherence to these Guidelines, based on Domini’s review of the merits of the proposal and the performance of the issuer on the topic presented. Domini may, for example, abstain or vote against certain shareholder proposals where we have concerns about the framing of the proposal, including cases where we do not believe the proposal’s request is reasonable, or where we believe the company has sufficiently addressed the core concerns that are raised.

These Guidelines are subject to change without notice.

Proxy Voting Procedures

Domini, on behalf of its clients (including the Funds) has entered into an agreement with Institutional Shareholder Services, Inc. (“ISS”), an unaffiliated third party proxy advice and administration firm, pursuant to which ISS votes proxies in accordance with the Guidelines, as described below, and performs various proxy vote related services such as providing vote analysis, processing and recordkeeping functions.

ISS receives proxy statements and proxy ballots directly or indirectly from various custodians and/or issuers, logs these materials into its database and matches upcoming meetings with Domini client portfolio holdings, which are input into the ISS proxy system (Proxy Exchange) in accordance with a Domini holdings data-feed. Through the Proxy Exchange, ballots and proxy materials, research and summaries for all upcoming shareholders’ meetings are available on-line to certain Domini employees and members of the Domini Proxy Voting Team.

Domini retains oversight of the proxy voting function and retains the authority to set voting policies and to vote the proxies of the Domini Funds.2

Primary responsibility for the proxy voting function at Domini rests with Domini’s Director of Engagement.

Domini’s primary responsibilities include the following:

1. Developing the Proxy Voting Guidelines: The Guidelines, which set voting policies for all securities for which Domini has authority to vote on behalf of the Funds, are reviewed on at least an annual basis, and updated, when necessary, to reflect new issues raised by shareholder activists, regulatory changes and other developments. 2FDomini is also responsible for developing procedures and additional policies, where necessary, to ensure effective implementation of the Guidelines. Domini shall submit the Guidelines to the Board for review at least once per year. The Board has delegated to Domini the authority to make non-material amendments to the Guidelines and Procedures as necessary, subject to annual ratification.

2. Evaluation of vendors: To ensure that proxies are being voted in a timely fashion, and in accordance with the Guidelines, Domini will receive and review alerts from ISS as-needed and periodic voting reports from ISS no less frequently than quarterly. Domini shall present a summary proxy voting report to the Board at least quarterly.

[2]

The Board of Trustees (“Board”) of the Domini Funds has delegated the responsibility to vote proxies for the Funds to Domini, the Funds’ investment adviser (“Domini”), and to resolve conflicts of interest that may arise in the execution of the proxy voting function. The Board reviews and adopts the Guidelines and Procedures on an annual basis on behalf of the Funds, and receives quarterly reports from Domini regarding the execution of its proxy voting duties.

3. Identify and address conflicts of interest where they arise (See “Conflicts of Interest,” below)

4. Voting: ISS, at the direction of Domini, automatically votes all proxy matters that are covered by the Guidelines and do not require the particular exercise of discretion or judgment by Domini with respect to the Guidelines. ISS votes such ballots in accordance with its interpretation of the Guidelines based on ISS’s research and analysis, subject to Domini’s oversight and review.

Representatives of the Domini Proxy Voting Team periodically review, as Domini determines reasonable, votes cast by ISS to ensure votes are cast and are in conformity with the Guidelines. At its discretion, Domini may override the ISS vote up to the “cut off” date for submitting the vote, or applicable meeting date, when possible.

Where the Guidelines are silent on an issue, where there are unique circumstances that require further examination, or where the Guidelines require an analysis by Domini, ISS will refer these items to Domini to determine how to vote, except as noted below.

With respect to items referred to Domini to determine how to vote, the Domini Proxy Voting Team or its representative considers and votes on such proxy matters. Domini has access to ISS research and recommendations through the Proxy Exchange which it may take into account in deciding how to vote. Domini may also draw upon a variety of other materials including, for example, analyses provided by other proxy advisory services, Domini’s independent research, newspaper reports, academic studies, nongovernmental organizations with expertise in the particular issue being voted on, affected stakeholders, and corporate SEC filings, including management’s position on the issue in question. Domini analyzes such issues independently and does not necessarily vote in accordance with ISS’s recommendations on these issues.

Domini reserves the right to override the Guidelines when such an override is, in Domini’s best judgment, consistent with the best interests of Domini clients.

ISS shall vote on matters otherwise eligible for referral in accordance with the ISS SRI (Socially Responsible Investing) voting policy applicable to the issuer’s home jurisdiction as instructed by Domini.3

Domini shall review and update the default voting instructions set forth in the Guidelines as needed, but no less frequently than annually.

5. Reporting to Clients (where client is a fund, to the Domini Funds Board of Trustees): Domini is responsible for ensuring that the following reporting duties are performed: (a) Annual preparation and filing of Form N-PX, containing an annual record of all votes cast for each client. The Form will be posted to Domini’s website and on the SEC’s website at www.sec.gov; (b) Availability of Domini’s Web page containing an ongoing record of all votes cast for the Domini Funds each year; (c) Responding to client requests for proxy voting information; (d) Annual review and update of proxy voting information in Form ADV, Part II, the Statement of Additional Information for the Domini Funds and the Funds’ shareholder reports; (e) Communication of material changes to the Policies or Procedures; (f) Ensuring that all new clients receive a copy of the most recent Form ADV, containing a concise summary of Domini’s proxy voting policies and procedures; (g) Quarterly reporting to the Domini Funds’ Board of Trustees on proxy voting activity.

6. Recordkeeping — Domini will maintain the following records: (a) the Guidelines and Procedures, as amended from time to time; (b) records of a client’s written request for information on how Domini voted proxies for the client, and any written response to an oral or written client request for such information; (c) any documents prepared or reviewed by Domini that were material to making a voting decision, or that memorialized the basis for that decision, with the exception of ISS analyses and corporate proxy

[3]

ISS US SRI Proxy Voting Guidelines available at https://www.issgovernance.com/file/policy/active/specialty/SRI-US-Voting-Guidelines.pdf. ISS International SRI Proxy Voting Guidelines available at: https://www.issgovernance.com/file/policy/active/specialty/SRI-International-Voting-Guidelines.pdf.

statements, which are maintained by ISS as noted below. These records will be maintained in an easily accessible location for at least five years from the end of the fiscal year during which the last entry was made on such record. For the first two years, such records will be stored at the offices of Domini.

Domini relies upon ISS to maintain the following records on its behalf, and to provide such records to Domini upon request: (a) proxy statements received regarding client securities (Such proxy statements are also available via electronic filings from the SEC’s EDGAR filing system); (b) records of votes cast on behalf of Domini clients (Annual records are maintained at Domini and filed with the SEC; Database of votes cast is maintained by ISS, and available upon request by Domini); and (c) proxy research and application of custom policy guidelines.

Domini may rely upon the SEC’s EDGAR system to maintain certain records referred to above.

ISS

ISS and the clients’ custodian monitor corporate events. ISS provides analyses of each issue to be voted on, makes recommendations based on the Guidelines, and casts each vote (subject to oversight and override by Domini). ISS is also responsible for maintaining complete records of all votes cast, including hard copies of all proxies received, preparing voting reports for Domini, and maintaining Domini’s Web page containing an ongoing record of all votes cast for the Domini Funds each year. ISS also provides consulting services to Domini on the development of proxy voting policies.

Conflicts of Interest

Although Domini does not currently manage any pension plans, administer employee benefit plans, or provide brokerage, underwriting, insurance, or banking services, there are occasions where potential conflicts of interest may arise. For example, potential conflicts of interest may present themselves in these circumstances:

•

A Domini Fund is included in a 401(k) plan sponsored by a company, or Domini is actively seeking to have one of its Funds included in a 401(k) plan sponsored by a company, and Domini is entitled to vote a proxy issued by the same company.

•	A significant vendor, business partner, client or Fund shareholder may have a vested interest in the outcome of a proxy vote.

•

A Domini executive or an individual involved in the proxy voting function may have a personal or business relationship with the proponent of a shareholder proposal or an issuer, or may otherwise have a vested interest in the outcome of a proxy vote.

The Guidelines and Procedures are designed to ensure that all proxies are voted in the best interests of all of our clients and Fund shareholders by isolating the proxy voting function from potential conflicts of interest, to the extent possible. Most importantly, the majority of our Guidelines are predetermined, meaning that they outline an issue and determine a specific vote. With few exceptions, these policies are applied as drafted.

In most instances, therefore, votes are cast according to predetermined policies, and potential conflicts of interest cannot influence the outcome of our voting decisions. There are, however, several voting Guidelines that require a case-by-case determination, and other instances where we may vary from our predetermined policies where we believe it is in our clients’ and Fund shareholders’ best interests to do so.

Any Domini employee involved in a voting decision is directed to identify any conflicts of interest he or she is aware of, including any contacts from outside parties or other members of Domini’s staff or management team regarding the proxy issue in question.

If conflicts are identified, and they are of a personal nature, that individual will be asked to remove himself or herself from the decision-making process.

Where a proxy voting decision is decided in-house by Domini, the following additional procedures have been adopted to ensure that conflicts of interest are identified and appropriately addressed:

Domini is a relatively small firm, and it is not possible to completely insulate decision-makers from all potential conflicts of interest relating to Domini’s business. If the conflicts are related to Domini’s business, therefore, Domini will do the following:

1. Domini will delegate the decision to ISS to cast the vote in accordance with the ISS SRI voting policy applicable to the issuer’s subject market, after verifying that ISS does not have a material conflict of interest. Domini will take all necessary steps to insulate ISS from knowledge of the specific nature of the conflict so as not to influence the voting decision.

2. If ISS has a conflict as well, where practical, Domini will present the conflict to the client and seek guidance or consent to vote the proxy (where the client is a mutual fund, Domini will seek guidance from the Domini Funds’ independent trustees).4

3. Where Domini is unable to pursue (a), above, or at the direction of the client, Domini will abstain.

4. Domini will keep records of how the conflict was identified and what resolution was reached. These records will be available for review at the client’s request.

*    *    *    *    *     *

These Guidelines and Procedures are subject to change without notice. They will be reviewed, and updated where necessary, on at least an annual basis and will be posted to Domini’s website at www.domini.com/proxyvoting.

[4]

In some cases, disclosure of the specific nature of the conflict may not be possible because disclosure is prohibited by Domini’s privacy policy (where, for example, the conflict concerns a client or Fund shareholder) or may not otherwise be in the best interests of a Domini client, disclosure may violate other confidentiality obligations of the firm, or the information to be disclosed may be proprietary and place Domini at a competitive disadvantage. In such cases, we will discuss the situation with the client and seek guidance.

Domini Proxy Voting Guidelines*

As of 12/1/2020

Topic		Domini’s Voting Instruction

Board of Directors

Uncontested Election of Directors

Board Accountability		Votes on individual director nominees are made on a case-by-case basis.
	Problematic Takeover Defenses	Vote against/withhold from the entire board (except as specified below or for new nominees, who should be considered on a case-by-case basis) for the following:

	Classified Board Structure	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant an against/withhold recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

	Removal of Shareholder Discretion on Classified Boards	Vote on a case-by-case basis if the company has opted into, or failed to opt out of, state laws requiring a classified board structure.

	Director Performance Evaluation	Vote on a case-by-case basis if the board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one, three, and five year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and five-year operational metrics.

Board Accountability (cont’d)	Poison Pills

Vote against/withhold from all nominees if:

•  The company has a poison pill that was not approved by shareholders. However, vote case-by-case on nominees if the board adopts an initial pill with a term of one year or less, depending on the disclosed rationale for the adoption, and other factors as relevant (such as a commitment to put any renewal to a shareholder vote).

•  The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval.

Problematic Audit Related Practices

Vote against/withhold from Audit Committee members if:

•  The non-audit fees paid to the auditor are excessive (defined as more than 50 percent of total audit fees);

•  The company receives an adverse opinion on the company’s financial statements from the auditor;

•  There is pervasive evidence that the company entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee and/or the full board if poor accounting practices are identified that rise to a level of serious concern, such as; fraud, misapplication of GAAP, and material weaknesses identified in Section 404 disclosures.

Board Accountability (cont’d)	Problematic Compensation Practices

In the absence of an Advisory Vote on Executive Compensation ballot item, or, in egregious situations, vote against/withhold from the Compensation Committee and potentially the full board if:

•  There is a significant misalignment between CEO pay and company performance.

•  The company has problematic pay practices including options backdating, excessive perks and overly generous employment contracts etc.

•  The board exhibits a significant level of poor communication and responsiveness to shareholders

•  The company reprices underwater options for stock, cash, or other consideration

•  The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or

•  The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.

Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.

Problematic Pledging of Company Stock

Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company stock by executives or directors raises concerns. The following factors will be considered:

•  The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;

•  The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;

•  Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;

•  Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and

•  Any other relevant factors.

Board Accountability (cont’d)	Environmental, Social and Governance (ESG) Failures

Vote on a case-by-case basis regarding the following; under extraordinary circumstances, vote against/withhold from directors individually, committee members, or potentially the entire board due to:

•  A lack of sustainability reporting in the company’s public documents and/or website in conjunction with a failure to adequately manage or mitigate environmental, social and governance (ESG) risks.

•  Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company, including failure to adequately guard against or manage ESG risks, with particular attention to sustainability crisis management.

•  Failure to replace management as appropriate

•  Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company

Unilateral Bylaw/Charter Amendments

Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders, considering the following factors:

•  The board’s rationale for adopting the bylaw/charter amendment without shareholder ratification

•  Disclosure by the company of any significant engagement with shareholders regarding the amendment;

•  The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the bylaws/charter;

•  The board’s track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;

•  The company’s ownership structure;

•  The company’s existing governance provisions;

•  The timing of the board’s amendment to the bylaws/charter in connection with a significant business development; and,

•  Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees, who should be considered case-by-case) if the directors:

• Adopted supermajority vote requirements to amend the bylaws or charter; or • Eliminated shareholders’ ability to amend bylaws.
Board Accountability (cont’d)	Problematic Governance Structure - Newly Public Companies

For newly public companies, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if, prior to or in connection with the company’s public offering, the company or its board adopted bylaw or charter provisions materially adverse to shareholder rights, or implemented a multi-class capital structure in which the classes have unequal voting rights considering the following factors:

•  The level of impairment of shareholders’ rights caused by the provision;

•  The disclosed rationale;

•  The ability to change the governance structure (e.g., limitations on shareholders’ right to amend the bylaws or charter, or supermajority vote requirements to amend the bylaws or charter);

•  The ability of shareholders to hold directors accountable through annual director elections;

•  Any reasonable sunset provision; and

•  Other relevant factors.

Unless the adverse provision and/or problematic capital structure is reversed or removed, vote case-by-case on director nominees in subsequent years.

Management Proposals to Ratify Existing Charter or Bylaw Provisions

Vote against/withhold from individual directors, members of the governance committee, or the full board, where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors:

•  The presence of a shareholder proposal addressing the same issue on the same ballot;

•  The board’s rationale for seeking ratification;

•  Disclosure of actions to be taken by the board should the ratification proposal fail;

•  Disclosure of shareholder engagement regarding the board’s ratification request;

•  The level of impairment to shareholders’ rights caused by the existing provision;

•  The history of management and shareholder proposals on the provision at the company’s past meetings;

•  Whether the current provision was adopted in response to the shareholder proposal;

•  The company’s ownership structure; and

•  Previous use of ratification proposals to exclude shareholder proposals.

Restrictions on Shareholders’ Rights

Generally vote against or withhold from members of the governance committee if:

•  The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include, but are not limited to: outright prohibition on the submission of binding shareholder proposals, or share ownership requirements or time holding requirements in excess of SEC Rule 14a-8. Vote against on an ongoing basis.

Stakeholder Governance

Generally vote for proposals seeking nomination of stakeholder representatives to the board, seeking to improve stakeholder voice at the board level, or seeking related feasibility studies or disclosure.

Generally vote for proposals seeking alignment of corporate policies with public company statements like the Business Roundtable Statement on Corporate Purpose, or related disclosures.

Board Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year. Factors that will be considered are:

Disclosed outreach efforts by the board to shareholders in the wake of the vote;

•  Rationale provided in the proxy statement for the level of implementation;

•  The subject matter of the proposal;

•  The level of support for and opposition to the resolution in past meetings;

•  Actions taken by the board in response to the majority vote and its engagement with shareholders;

•  The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and

•  Other factors as appropriate.

The board failed to act on takeover offers where the majority of shares are tendered; At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:

•  The company’s previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:

•  The company’s response, including:

•  Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support (including the timing and frequency of engagements and whether independent directors participated);

•  Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;

•  Disclosure of specific and meaningful actions taken to address shareholders’ concerns;

•  Other recent compensation actions taken by the company;

•  Whether the issues raised are recurring or isolated;

•  The company’s ownership structure; and

•  Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness. The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

Director Independence

Vote against/withhold non-independent chair. Vote against/withhold non-independent directors when board is not majority independent.

Markets with Employee Representatives (as identified by ISS): Vote against/withhold non-independent directors when board is not majority independent (excluding Employee Representatives from the independence calculation)

Vote against or withhold from non-independent directors (Executive Directors and Non-Independent Non-Executive Directors when:

•  The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or

•  The non-independent director serves on the audit, compensation, or nominating committee; or

•  The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.

•  Directors serving on the compensation committee that also serve as CEOs

Director Diversity/ Competence	Board Diversity

US/CAN/UK/AUS/SA:

•  Vote against all nominating committee members (or the full board when no nominating committee) if the board does not include 40% or three (whichever is greater) persons from historically underrepresented groups

•  Vote against the entire slate of nominees if there are no persons from historically underrepresented groups directors on the board

•  Vote case-by-case basis on board racial diversity in countries not specifically mentioned above -Also apply gender diversity per the below (separately) ALL

MARKETS:

•  Vote against all nominating committee members (or the full board when no nominating committee) if the board does not include 40% or three (whichever is greater) women

•  Vote against all male nominees AND the nominating committee if the board is less than 30% female

•  Vote against the entire slate of nominees if there are no female directors on the board

SOUTH AFRICA:

•  Vote against the applicable directors if the company fails the gender requirements above. In cases where a South African company does meet all of Domini’s gender diversity thresholds

•  Vote against if the board does not include 30% or two (whichever is greater) black

•  Vote against if the board does not include 40% or three (whichever is greater) non-Caucasian (where the information is available)

Director Diversity/ Competence (cont’d)	Attendance at Board and Committee Meetings

Generally vote against/withhold from directors (except new nominees) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. New nominees who served for only part of the fiscal year are generally exempted from the attendance policy.

Acceptable reasons for director absences are generally limited to the following: medical issues/illness; family engagements; and if the director’s total service was three meeting or fewer and the director missed only one meeting.

In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote against or withhold from appropriate members of the nominating/governance committees or the full board.

If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against/withhold from the director(s) in question.

	Overboarded Directors	Generally vote against or withhold from individual directors who: - Sit on more than four public company boards; or - Are CEOs (of a public or, where information is available, private for-profit company) companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards.

Board-Related

Classification/ Declassification of the Board		Vote against proposals to repeal classified boards and to elect all directors annually. Vote for proposals to classify (stagger) the board of directors.

Majority Vote Threshold for Director Elections		Generally vote for management proposals to adopt a majority of vote cast standard for directors in uncontested elections. Vote against if no carve-out for plurality in contested elections is included.

Cumulative Voting	Generally vote for elimination of cumulative voting or against shareholder proposals to restore or provide for cumulative voting unless voting at a controlled company (insider voting power >50%)

Director and Officer Liability Protection	Vote against proposals to limit or eliminate entirely director and officer liability for: (i) a breach of the duty of care, (ii) acts or omissions not in good faith or involving intentional misconduct or knowing violations of the law, (iii) acts involving the unlawful purchases or redemptions of stock, (iv) the payment of unlawful dividends, or (v) the receipt of improper personal benefits.

Director and Officer Indemnification

Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

Vote against proposals that would expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company’s board (i.e., “permissive indemnification”) but that previously the company was not required to indemnify.

Vote for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (i) the director was found to have acted in good faith and in a manner that the director reasonably believed was in the best interests of the company, and (ii) only if the director’s legal expenses would be covered.

Shareholder Ability to Remove Directors/Fill Vacancies

Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

Board Size	Vote for proposals that seek to limit the size of the board to a reasonable number (5-15);

generally vote against proposals to change the size of the board solely as a cost-cutting measure.

Vote case-by-case on proposals that seek to change the size or range of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

Establish/Amend Nominee Qualifications	Vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Term Limits	Vote against management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

Age Limits	Vote against management proposal to limit the tenure of outside directors through mandatory retirement ages.

Board-Related Shareholder Proposals/Initiatives

Proxy Contests- Voting for Director Nominees in Contested Elections

Vote case-by-case on the election of directors in contested elections, considering the following factors:

•  Long-term financial performance of the target company relative to its industry;

•  Management’s track record;

•  Background to the proxy contest;

•  Qualifications of the director nominees (both slates);

•  Strategic plan of dissident slate and quality of critique against management;

•  Likelihood that the proposed goals and objectives can be achieved (both slates);

•  Stock ownership positions;

•  Impact on stakeholders, such as job loss, community lending, equal opportunity, and impact on environment

In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether or not there are more candidates than board seats).

Annual Election (Declassification) of the Board	Vote against shareholder proposals to repeal classified (staggered) boards and to elect all directors annually.

Vote case-by-case basis on proposals to classify the board.

Majority Threshold Voting Shareholder Proposals	Vote for precatory and binding resolutions requesting that the board change the company‘s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Majority of Independent Directors

Vote for shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by Social Advisory Services‘ definition of independent outsider.

Vote for shareholder proposals to strengthen the definition of independence for board directors.

Establishment of Independent Committees	Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors.

Independent Board Chair	Vote for shareholder proposals that would require the board chair to be independent of management.

Establishment of Board Committees

Generally vote for shareholder proposals to establish a new board committee to address broad corporate policy topics or to provide a forum for ongoing dialogue on issues such as the environment, human or labor rights, shareholder relations, occupational health and safety, etc. when the formation of such committees appears to be a potentially effective method of protecting or enhancing shareholder value.

In evaluating such proposals, the following factors will be considered:

•  Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;

•  Level of disclosure regarding the issue for which board oversight is sought;

•  Company performance related to the issue for which board oversight is sought;

•  Board committee structure compared to that of other companies in its industry sector; and

•  The scope and structure of the proposal.

Establish/Amend Nominee Qualifications	Vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote case-by-case on shareholder resolutions seeking a director nominee candidate who possesses a particular subject matter expertise, considering:

•  The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;

•  The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;

•  The company’s disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and

•  The scope and structure of the proposal.

Board Policy on Shareholder Engagement

Vote for shareholders proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

•  Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

•  Effectively disclosed information with respect to this structure to its shareholders;

•  The company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and

•  The company has an independent chairman or a lead director. This individual must be made available for periodic consultation and direct communication with major shareholders.

Proxy Access

Generally vote for management and shareholder proposals for proxy access with the following provisions:

•  Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;

•  Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;

•  Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;

•  Cap: cap on nominees of generally twenty-five percent (25%) of the board. Review for reasonableness any other restrictions on the right of proxy access. Generally vote against proposals that are more restrictive than these guidelines.

Term Limits	Vote against shareholder proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

Age Limits		Vote against shareholder proposals to limit the tenure of outside directors through mandatory retirement ages.

CEO Succession Planning		Generally vote for proposals seeking disclosure on a CEO succession planning policy, considering the scope of the request and the company’s existing disclosure on its current CEO succession planning process.

Vote No Campaigns		In cases where companies are targeted in connection with public “vote no” campaigns, evaluate director nominees case-by-case under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

Stakeholder Governance

Generally vote for proposals seeking nomination of stakeholder representatives to the board, seeking to improve stakeholder voice at the board level, or seeking related feasibility studies or disclosure.

Generally vote for proposals seeking alignment of corporate policies with public company statements like the Business Roundtable Statement on Corporate Purpose, or related disclosures.

Ratification of Auditors

Auditor Ratification

Vote for proposals to ratify auditors, unless any of the following apply:

•  The non-audit fees paid represent 25 percent or more of the total fees paid to the auditor;

•  An auditor has a financial interest in or association with the company, and is therefore not independent;

•  There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position; or

•  Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures.

Auditor-Related Shareholder Proposals	Auditor Independence

Vote for shareholder proposals to allow shareholders to vote on auditor ratification.

Vote for proposals that ask a company to adopt a policy on auditor independence.

Vote for proposals that seek to limit the non-audit services provided by the company‘s auditor.

	Auditor Rotation	Vote for shareholder proposals to rotate company‘s auditor every five years or more.

Takeover Defenses / Shareholder Rights

Takeover Defenses and Shareholder Rights-Related Management Proposals

Poison Pills (Shareholder Rights Plans)

Vote case-by-case on management proposals on poison pill ratification. The rights plan should have the following attributes:

•  No lower than a 20% trigger, flip-in or flip-over provision;

•  A term of no more than three years;

•  No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•  Shareholder redemption feature (qualifying offer clause): if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill; and

•  The rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns should be taken into consideration.

Management Proposals to Ratify Existing Charter or Bylaw Provisions

Generally vote against management proposals to ratify provisions of the company’s existing charter or bylaws, unless these governance provisions align with best practice.

In addition, voting against/withhold from individual directors, members of the governance committee, or the full board may be warranted, considering:

•  The presence of a shareholder proposal addressing the same issue on the same ballot;

•  The board’s rationale for seeking ratification;

•  Disclosure of actions to be taken by the board should the ratification proposal fail;

•  Disclosure of shareholder engagement regarding the board’s ratification request;

•  The level of impairment to shareholders’ rights caused by the existing provision;

•  The history of management and shareholder proposals on the provision at the company’s past meetings;

•  Whether the current provision was adopted in response to the shareholder proposal;

•  The company’s ownership structure; and › Previous use of ratification proposals to exclude shareholder proposals.

Net Operating Loss (NOL) Poison Pills/Protective Amendments	Vote against proposals to adopt a poison pill for the state purpose of protecting a company’s NOLs if the term of the pill would exceed the shorter of 3 years and the exhaustion of the NOL.

Vote case-by-case on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of 3 years (or less) and the exhaustion of the NOL:

•  the ownership threshold to transfer,

•  the value of the NOLs, (iii) shareholder protection mechanisms,

•  the company’s existing governance structure, and

•  any other relevant factors.

Vote against proposals to adopt a protective amendment for the stated purpose of protecting a company’s NOLs if the effective term of the protective amendment would exceed the shorter of 3 years and the exhaustion of the NOL.

Vote case-by-case, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of 3 years (or less) and the exhaustion of the NOL: (i) the ownership threshold to transfer, (ii) the value of the NOLs, (iii) shareholder protection mechanisms, (iv) the company’s existing governance structure, and (v) any other relevant factors.

Supermajority Shareholder Vote Requirements

Vote for proposals to reduce supermajority shareholder vote requirements for charter amendments, mergers and other significant business combinations. For companies with shareholder(s) who own a significant amount of company stock, vote case-by-case, taking into account: a) ownership structure; b) quorum requirements; and c) supermajority vote requirements.

Vote against proposals to require a supermajority shareholder vote for charter amendments, mergers and other significant business combinations.

Shareholder Ability to Call Special Meeting

Vote for proposals that provide shareholders with the ability to call special meetings taking into account: a) shareholders‘ current right to call special meetings, b) minimum ownership threshold necessary to call special meetings (10% preferred), c) the inclusion of exclusionary or prohibitive language, d) investor ownership structure, and e) shareholder support of and management’s response to previous shareholder proposals.

Vote against proposals to restrict or prohibit shareholders‘ ability to call special meetings.

Shareholder Ability to Act by Written Consent

Generally vote against proposals to restrict or prohibit shareholders’ ability to take action by written consent.

Vote for proposals to allow or facilitate shareholder action by written consent, taking into consideration: a) shareholders’ current right to act by written consent, b) consent threshold, c) the inclusion of exclusionary or prohibitive language, d) Investor ownership structure, and

e) shareholder support of and management‘s response to previous shareholder proposals.

Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions; a) an unfettered right for shareholders to call special meetings at a 10 percent threshold; b) a majority vote standard in uncontested director elections; c) no non-shareholder approved pill, and; d) an annually elected board.

Advance Notice Requirements for Shareholder Proposals/Nominations	Vote case-by-case basis on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

Fair Price Provisions

Vote case-by-case on proposals to adopt fair price provisions evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Confidential Voting	Vote for management proposals to adopt confidential voting.

Control Share Acquisition Provisions

Vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote against proposals to amend the charter to include control share acquisition provisions.

Vote for proposals to restore voting rights to the control shares.

Control Share Cash-Out Provisions	Vote for proposals to opt out of control share cash-out statutes.

Disgorgement Provisions	Vote for proposals to opt out of state disgorgement provisions.

State Takeover Statutes

Vote on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

Vote for opting into stakeholder protection statutes if they provide comprehensive protections for employees and community stakeholders.

Freeze-Out Provisions	Vote for proposals to opt out of state freeze-out provisions.

Reincorporation Proposals

Vote on a case-by-case basis proposals to change a company‘s state of incorporation giving consideration to both financial and corporate governance concerns including the following:

•  Reasons for reincorporation;

•  Comparison of company’s governance practices and provisions prior to and following the reincorporation;

•  Comparison of corporation laws of original state and destination state. Reincorporations into “tax havens” will be given special consideration.

Amend Bylaws Without Shareholder Consent	Vote against proposals giving the board exclusive authority to amend the bylaws.

Litigation Rights

Vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

Vote case-by-case on bylaws which impact shareholders’ litigation rights, taking into account factors such as:

•  The company’s stated rationale for adopting such a provision;

•  Disclosure of past harm from shareholder lawsuits in which plaintiffs were unsuccessful or shareholder lawsuits outside the jurisdiction of incorporation;

•  The breadth of application of the bylaw, including the types of lawsuits to which it would apply and the definition of key terms; and

•  Governance features such as shareholders’ ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.

Generally vote against bylaws that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., in cases where the plaintiffs are partially successful).

Takeover Defenses and Shareholder Rights-Related Shareholder Proposals

Shareholder Proposals to put Pill to a Vote and/or Adopt a Pill Policy

Vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it unless the company has: 1) a shareholder approved poison pill in place, or 2) the company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•  shareholders have approved the adoption of the plan or;

•  the board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval.

Reduce Supermajority Vote Requirements

Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

Remove Antitakeover Provisions	Vote for shareholder proposals that seek to remove antitakeover provisions.

Reimbursing Proxy Solicitation Expenses

Vote case-by-case on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote for the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Vote for shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

•  The election of fewer than 50 percent of the directors to be elected is contested in the election;

•  One or more of the dissident’s candidates is elected;

•  Shareholders are not permitted to cumulate their votes for directors;

•  The election occurred, and the expenses were incurred, after the adoption of this bylaw.

Miscellaneous Governance Provisions

Bundled Proposals	Review on a case-by-case basis bundled or “conditioned” proxy proposals.

Adjourn Meeting	Generally vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote for proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction.

Vote against proposals if the wording is too vague or if the proposal includes “other business.”

Changing Corporate Name	Vote for changing the corporate name unless there is compelling evidence that the change would adversely affect shareholder value.

Amend Quorum Requirements	Vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws	Vote for bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Other Business	Generally vote against other business proposals.

Capital Structure

Common Stock Authorization

Proposals to increase authorized common stock are evaluated on a case-by-case basis, taking into account the size of the increase, the company’s rationale for additional shares, the company’s use of authorized shares during the last three years, and the risk to shareholders if the request is not approved. A company’s need for additional shares is gauged by measuring shares outstanding and reserved as a percentage of the total number of shares currently authorized for issuance.

Generally vote against the requested increase in authorized capital on the basis of imprudent past use of shares if, within the past three years, the board adopted a poison pill without shareholder approval, repriced or exchanged underwater stock options without shareholder approval, or placed a substantial amount of stock with insiders at prices substantially below market value without shareholder approval.

Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Review on a case-by-case basis all other proposals to increase the number of shares of common stock authorized for issue, considering company-specific factors that include past company performance and the current request.

Issue Stock for Use with Rights Plan	Vote against proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Stock Distributions: Splits and Dividends	Generally vote for management proposals to increase the common share authorization for stock split or stock dividend, provided that the effective increase in authorized shares is equal to or is less than the allowable increase calculated in accordance with Social Advisory Services’ Common Stock Authorization policy.

Reverse Stock Splits

Vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced; The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with ISS’ Common Stock Authorization policy.

Vote case-by-case proposals that do not meet either of the above conditions, taking into account the following factors:

•  A Stock exchange notification to the company of a potential delisting;

•  Disclosure of substantial doubt about the company’s ability to continue as a going concern without additional financing;

•  The company’s rationale; or

Other factors as applicable.

Preferred Stock Authorization

Vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote on a case-by-case basis proposals to increase the number of shares of preferred stock authorized for issuance, considering company-specific factors that include past board performance and the current request.

Blank Check Preferred Stock	Vote against proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Blank Check Preferred Stock (cont’d)	Vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense). Vote for requests to require shareholder approval for blank check authorizations.

Adjustments to Par Value of Common Stock

Vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action.

Vote for management proposals to eliminate par value.

Unequal Voting Rights

Generally vote against proposals to create a new class of common stock, unless:

•  The company discloses a compelling rationale for the dual-class capital structure, including: a) the company’s auditor has concluded that there is substantial doubt about the company’s ability to continue as a going concern;

or b) the new class of shares will be transitory;

•  The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term;

•  The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Preemptive Rights	Review on a case-by-case basis proposals to create or abolish preemptive rights taking into consideration the size of the company, the characteristics of its shareholder base, and the liquidity of the stock.

Debt Restructurings	Review on a case-by-case basis proposals regarding debt restructurings. Vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Share Repurchase Programs	Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Conversion of Securities

Vote case-by-case on proposals regarding conversion of securities, taking into account the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Recapitalization	Vote case-by-case on recapitalizations (reclassifications of securities), taking into account whether capital structure is simplified, liquidity is enhanced, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered; Vote against dual class capital structures; Vote for proposals to seek approval of recapitalization plan for all stock to have one vote per share.

Tracking Stock	Vote case-by-case on the creation of tracking stock, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and alternatives such as spin-offs.

Executive and Director Compensation

Executive Pay

Advisory Votes on Executive Compensation - Management Say-on-Pay Proposals

Vote on a case-by-case basis management proposals seeking advisory votes on executive compensation

Generally vote against unreasonable compensation packages.

Vote against if:

•  CEO compensation exceeds $10 million per year

•  misalignment between CEO pay and company performance;

•  the company maintains problematic pay practices; or

•  the board exhibits a significant level of poor communication and responsiveness to shareholders

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

•  There is no SOP on the ballot, and an against vote on an SOP is warranted due to pay-for-performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

•  The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;

•  The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or

•  The situation is egregious.

Vote against an equity plan on the ballot if pay for performance misalignment exists, and a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, taking into consideration:

•  Magnitude of pay misalignment;

•  Contribution of non-performance-based equity grants to overall pay;

•  The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

Frequency of Advisory Vote on Executive Compensation - Management Say-on-Pay	Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Advisory Vote on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale	Vote case-by-case on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Equity-Based Incentive Plans	Generally vote against unreasonable compensation packages. Vote against CEO Equity Plans if CEO compensation exceeds $10 million per year~~.~~

Other Compensation Plans

Amending Cash and Equity Plans (including Approval for Tax Deductibility (162(m))

Vote case-by-case on amendments to cash and equity incentive plans.

Generally vote for proposals to approve or amend executive incentive bonus plans if the proposal:

•  Addresses administrative features only; or

•  Seeks approval for Section 162(m) purposes only, and the plan administering committee consists entirely of independent outsiders. Note that if the company is presenting the plan to shareholders for the first time after the company’s initial public offering (IPO), or if the proposal is bundled with other material plan amendments, then the recommendation will be case-by-case (see below).

Vote case-by-case on all other proposals to amend equity incentive plans, considering the following:

•  If the proposal requests additional shares and/or the amendments may potentially increase the transfer of shareholder value to employees, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of the amendments.

•  If the plan is being presented to shareholders for the first time after the company’s IPO, whether or not additional shares are being requested, the recommendation will be based on the Equity Plan

Scorecard evaluation as well as an analysis of the overall impact of any amendments.

•  If there is no request for additional shares and the amendments are not deemed to potentially increase the transfer of shareholder value to employees, then the recommendation will be based entirely on an analysis of the overall impact of the amendments, and the EPSC evaluation will be shown for informational purposes.

Amending Cash and Equity Plans (including Approval for Tax Deductibility (162(m)) (cont’d)

Vote case-by-case on all other proposals to amend cash incentive plans. This includes plans presented to shareholders for the first time after the company’s IPO and/or proposals that bundle material amendment(s) other than those for Section 162(m) purposes.

Vote against proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

•  Seeks approval for Section 162(m) purposes only, and the plan administering committee does not consist entirely of independent outsiders.

Employee Stock Purchase Plans (ESPPs)	Qualified Plans

Vote case-by-case on qualified employee stock purchase plans. Vote for employee stock purchase plans where all of the following apply:

•  Purchase price is at least 85 percent of fair market value;

•  Offering period is 27 months or less; and

•  The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote against qualified employee stock purchase plans where any of the following apply:

•  Purchase price is less than 85 percent of fair market value; or

•  Offering period is greater than 27 months; or

•  The number of shares allocated to the plan is more than ten percent of the outstanding shares.

Employee Stock Purchase Plans (ESPPs)	Non-Qualified Plans

Vote for nonqualified employee stock purchase plans with all the following features:

•  Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•  Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•  Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value; and

•  No discount on the stock price on the date of purchase since there is a company matching contribution.

Employee Stock Ownership Plans (ESOPs)		Vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Option Exchange Programs/Repricing Options	Vote case-by-case on management proposals seeking approval to exchange/reprice options. Vote for shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

Vote case-by-case on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote for non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Vote case-by-case on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model.

Transfer Stock Option (TSO) Programs

Vote case-by-case on one-time transfers. Vote for if: (i) Executive officers and non-employee directors are excluded from participating; (ii) Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models; and (iii) There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders.

401(k) Employee Benefit Plans	Vote for proposals to implement a 401(k) savings plan for employees.

Severance Agreements for Executives/Golden Parachutes

Vote on a case-by-case basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

•  The triggering mechanism should be beyond the control of management;

•  The amount should not exceed 2.8 times base amount (defined as the average annual taxable W-2 compensation during the two years prior to the year in which the change of control occurs;

•  Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control.

Director Compensation

Shareholder Ratification of Director Pay Programs/ Equity Plans for Non-Employee Directors/ Outside Director Stock Awards / Options in Lieu of Cash	Generally vote against unreasonable compensation packages. Vote against Director Pay Programs if outside director compensation exceeds $100,000~~.~~

Director Retirement Plans	Vote against retirement plans for non-employee directors.

Vote for shareholder proposals to eliminate retirement plans for non-employee directors.

Shareholder Proposals on Compensation

Increase Disclosure of Executive Compensation	Vote for shareholder proposals seeking increased disclosure on executive compensation issues including the preparation of a formal report on executive compensation practices and policies.

Limit Executive Compensation	Vote for proposals to prepare reports seeking to compare the wages of a company‘s lowest paid worker to the highest paid workers.
Vote case-by-case on proposals that seek to establish a fixed ratio between the company’s lowest paid workers and the highest paid workers.

Stock Ownership Requirements	Generally vote against shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Prohibit/Require Shareholder Approval for Option Repricing	Vote for shareholder proposals seeking to limit repricing.
Vote for shareholder proposals asking the company to have option repricings submitted for shareholder ratification.

Severance Agreements/ Golden Parachutes	Vote for shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Cash Balance Plans	Vote for shareholder proposals calling for non-discrimination in retirement benefits.
Vote for shareholder proposals asking a company to give employees the option of electing to participate in either a cash balance plan or in a defined benefit plan.

Performance-Based Equity Awards	Vote case-by-case on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders.

Pay for Superior Performance	Generally vote for shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company’s executive compensation plan for senior executives.

Link Compensation to Non-Financial Factors	Vote for shareholder proposals calling for linkage of executive pay to sustainability factors including performance against social and environmental goals, customer/employee satisfaction, corporate downsizing, community involvement, human rights, or predatory lending.

Vote for shareholder proposals seeking reports on linking executive pay to non-financial factors.

Advisory Vote on Executive Compensation (Say-on-Pay) Shareholder Proposals	Generally vote for shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Employment Termination Prior to Severance Payment and Eliminating Accelerated Vesting of Unvested Equity

Vote case-by-case on shareholder proposals seeking a policy requiring termination of employment prior to severance payment, and eliminating accelerated vesting of unvested equity. The following factors will be taken into regarding this policy: (i) The company’s current treatment of equity in change-of-control situations (i.e. is it double triggered, does it allow for the assumption of equity by acquiring company, the treatment of performance shares); and (ii) Current employment agreements, including potential problematic pay practices such as gross-ups embedded in those agreements.

Generally vote for proposals seeking a policy that prohibits acceleration of the vesting of equity awards to senior executives in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

Tax Gross-Up Proposals	Generally vote for proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

Compensation Consultants - Disclosure of Board or Company’s Utilization	Generally vote for shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee‘s use of compensation consultants, such as company name, business relationship(s) and fees paid.

Golden Coffins/Executive Death Benefits	Generally vote for proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation.

Recoup Bonuses	Vote on a case-by-case on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that the figures upon which incentive compensation is earned later turn out to have been in error.

Adopt Anti-Hedging/Pledging/Speculative Investment Policy	Generally vote for proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan.

Bonus Banking	Vote case-by-case on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees).

Hold Equity Past Retirement or for a Significant Period of Time

Vote case-by-case on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain a portion of net shares acquired through compensation plans. The following factors will be taken into account:

•  The percentage/ratio of net shares required to be retained;

•  The time period required to retain the shares;

•  Whether the company has equity retention, holding period, and/or stock ownership requirements in place and the robustness of such requirements;

•  Whether the company has any other policies aimed at mitigating risk taking by executives;

•  Executives’ actual stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s existing requirements; and

•  Problematic pay practices, current and past, which may demonstrate a short-term versus long-term focus.

Non-Deductible Compensation	Generally vote for proposals seeking disclosure of the extent to which the company paid non-deductible compensation to senior executives due to Internal Revenue Code Section 162(m), while considering the company’s existing disclosure practices.

Pre-Arranged Trading Plans (10b5-1 Plans)	Generally vote for shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives.

Mergers and Corporate Restructurings

Mergers and Acquisitions	Votes on mergers and acquisitions are considered on a case-by-case basis. A review and evaluation of the merits and drawbacks of the proposed transaction is conducted, balancing various and sometimes countervailing factors.

Corporate Reorganization/Restructuring Plans (Bankruptcy)	Vote case-by-case on proposals to common shareholders on bankruptcy plans of reorganization.

Special Purpose Acquisition Corporations (SPACs)	Vote case-by-case on SPAC mergers and acquisitions taking into account valuation, market reaction, deal timing, negotiations and process, conflicts of interest, voting agreements, governance, and stakeholder impact.

Special Purpose Acquisition Corporations (SPACs) - Proposals for Extensions	Vote case-by-case on SPAC extension proposals taking into account the length of the requested extension, the status of any pending transaction(s) or progression of the acquisition process, any added incentive for non-redeeming shareholders, and any prior extension requests.

Spin-Offs	Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, valuation of spinoff, fairness opinion, benefits to the parent company, conflicts of interest, managerial incentives, corporate governance changes, and changes in the capital structure.

Asset Purchases	Votes on asset purchase proposals should be made on a case-by-case after considering the purchase price, fairness opinion, financial and strategic benefits, how the deal was negotiated, conflicts of interest, other alternatives for the business, non-completion risk; particular attention will be paid to purchases relating to controversial activities, including alcohol, tobacco, weapons, gambling, fossil fuels, nuclear power, pesticides, for profit prisons).

Asset Sales	Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, potential elimination of diseconomies, anticipated financial and operating benefits, anticipated use of funds, fairness opinion, how the deal was negotiated, and conflicts of interest.

Liquidations

Votes on liquidations should be made on a case-by-case basis after reviewing management‘s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Joint Ventures	Vote case-by-case on proposals to form joint ventures, taking into account percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and non-completion risk.

Appraisal Rights	Vote for proposals to restore, or provide shareholders with, rights of appraisal.

Going Private/Dark Transactions (LBOs and Minority Squeeze-Outs)

Vote case-by-case on going private transactions, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.

Vote case-by-case on “going dark” transactions, determining whether the transaction enhances shareholder value.

Private Placements/Warrants/Convertible Debentures	Vote case-by-case on proposals regarding private placements. Vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Vote case-by-case on proposals regarding the formation of a holding company, taking into consideration the reasons for the change, any financial or tax benefits, regulatory benefits, increases in capital structure, and changes to the articles of incorporation or bylaws of the company.

Vote against the formation of a holding company if the transaction would include increases in common or preferred stock in excess of the allowable maximum, or adverse changes in shareholder rights.

Value Maximization Shareholder Proposals	Vote case-by-case on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders.

Social & Environmental Proposals

Diversity and Equality

Add Women and Persons from Historically Underrepresented Groups to Board

Vote for shareholder proposals that ask the company to take steps to nominate more women and persons from historically underrepresented groups to the board.

Vote for shareholder proposals asking for reports on board diversity.

Vote for shareholder proposals asking companies to adopt nomination charters or amend existing charters to include reasonable language addressing diversity.

Report on the Distribution of Stock Options by Gender and Race	Vote for shareholder proposals asking companies to report on the distribution of stock options by race and gender of the recipient.

Prepare Report/Promote EEOC-Related Activities

Vote for shareholder proposals that ask the company to report on its diversity and/or affirmative action programs.

Vote for shareholder proposals calling for legal and regulatory compliance and public reporting related to non-discrimination, affirmative action, workplace health and safety, and labor policies and practices that effect long-term corporate performance.

Vote for shareholder proposals requesting nondiscrimination in salary, wages and all benefits.

Vote for shareholder proposals calling for action on equal employment opportunity and antidiscrimination.

Report on Progress Toward Glass Ceiling Commission Recommendations

Vote for shareholder proposals that ask the company to report on its progress against the Glass Ceiling Commission‘s recommendations.

Vote for shareholder proposals seeking to eliminate the “glass ceiling” for women and persons from historically underrepresented groups employees.

Prohibit Discrimination on the Basis of Sexual Orientation or Gender Identity

Vote for shareholder proposals to include language in EEO statements specifically barring discrimination on the basis of sexual orientation or gender identity.

Vote for shareholder proposals seeking reports on a company‘s initiatives to create a workplace free of discrimination on the basis of sexual orientation or gender identity.

Vote against shareholder proposals that seek to eliminate protection already afforded to gay and lesbian employees.

Report on/Eliminate Use of Racial Stereotypes in Advertising	Vote for shareholder proposals seeking more careful consideration of using racial stereotypes in advertising campaigns, including preparation of a report on this issue.

Pay Gap	Vote for requests for reports on a company’s pay data by gender, race or ethnicity or a report on a company’s policies and goals to reduce any such pay gap.

Labor and Human Rights

Codes of Conduct and Vendor Standards

Vote for shareholder proposals to implement human rights standards and workplace codes of conduct.

Vote for shareholder proposals calling for the implementation and reporting on ILO codes of conduct, SA 8000 Standards, or the Global Sullivan Principles.

Vote for shareholder proposals that call for the adoption of principles or codes of conduct relating to company investments in countries with patterns of human rights abuses (e.g. Northern Ireland, Burma, former Soviet Union, and China).

Vote for shareholder proposals that call for independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with codes.

Vote for shareholder proposals that seek publication of a “Code of Conduct” to the company‘s foreign suppliers and licensees, requiring they satisfy all applicable standards and laws protecting employees‘ wages, benefits, working conditions, freedom of association, and other rights.

Vote for proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process.

Vote for proposals requesting that a company adopt a “Worker-Driven Social Responsibility” approach to human rights due diligence, e.g. the Fair Foods Program, Milk With Dignity, etc., or related disclosures or feasibility assessments.

Vote for shareholder proposals seeking reports on, or the adoption of, vendor standards including: reporting on incentives to encourage suppliers to raise standards rather than terminate contracts and providing public disclosure of contract supplier reviews on a regular basis.

Vote for shareholder proposals to adopt labor standards for foreign and domestic suppliers to ensure that the company will not do business with foreign suppliers that manufacture products for sale in the U.S. using forced labor, child labor, or that fail to comply with applicable laws protecting employee‘s wages and working conditions.

Adopt/Report on Holy Land Principles	Vote abstain shareholder proposals to report on or implement the Holy Land Principles.

Community Impact Assessment / Indigenous Peoples’ Rights	Vote for shareholder proposals to prepare reports on a company‘s environmental and health impact on communities.

Report on Risks of Outsourcing		Vote for shareholders proposals asking for companies to report on the risks associated with outsourcing or off-shoring.

Report on the Impact of Health Pandemics on Company Operations		Vote for shareholder proposals asking for companies to report on the impact of pandemics, such as HIV/AIDS, malaria, and tuberculosis, on their business strategies.

Operations in High Risk Markets	Reports on Operations in Burma/Myanmar

Vote for shareholder proposals to adopt labor standards in connection with involvement in Burma.

Vote for shareholder proposals seeking reports on Burmese operations and reports on costs of continued involvement in the country.

Vote shareholder proposals to pull out of Burma on a case-by-case basis.

Reports on Operations in China

Vote for shareholder proposals requesting more disclosure on a company‘s involvement in China.

Vote on a case-by-case basis shareholder proposals that ask a company to terminate a project or investment in China.

Product Sales to Repressive Regimes

Vote case-by-case on shareholder proposals requesting that companies cease product sales to repressive regimes that can be used to violate human rights.

Vote for proposals to report on company efforts to reduce the likelihood of product abuses in this manner.

	Internet Privacy/Censorship and Data Security	Vote for resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures.

Disclosure on Plant Closings		Vote for shareholder proposals seeking greater disclosure on plant closing criteria if the company has not provided such information.

Environment

Environmental/ Sustainability Reports

Vote for shareholder proposals seeking greater disclosure on the company‘s environmental practices, and/or environmental risks and liabilities.

Vote for shareholder proposals asking companies to report in accordance with the Global Reporting Initiative (GRI).

Vote for shareholder proposals to prepare a sustainability report.

Vote for shareholder proposals to study or implement the CERES principles.

Vote for shareholder proposals to study or implement the Equator Principles.

Climate Change/ Greenhouse Gas Emissions

Vote for shareholder proposals seeking a TCFD (Taskforce on Climate-related Financial Disclosures) or seeking information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments, or on how the company identifies, measures, and manage such risks.

Vote for shareholder proposals calling for the reduction of GHG or adoption of GHG goals in products and operations.

Vote for shareholder proposals seeking reports on responses to regulatory and public pressures surrounding climate change, and for disclosure of research that aided in setting company policies around climate change.

Vote for shareholder proposals requesting a report on greenhouse gas emissions from company operations and/or products.

Invest in Clean/Renewable Energy

Vote for shareholder proposals seeking the preparation of a report on a company‘s activities related to the development of renewable energy sources.

Vote for shareholder proposals seeking increased investment in renewable energy sources unless the terms of the resolution are overly restrictive.

Energy Efficiency	Vote for shareholder proposals requesting a report on company energy efficiency policies and/or goals.

Operations in Protected/Sensitive Areas

Vote for requests for reports on potential environmental damage as a result of company operations in protected regions.

Vote for shareholder proposals asking companies to prepare a feasibility report or to adopt a policy not to mine, drill, or log in environmentally sensitive areas.

Vote for shareholder proposals seeking to prohibit or reduce the sale of products manufactured from materials extracted from environmentally sensitive areas such as old growth forests.

Hydraulic Fracturing	Vote for requests seeking greater transparency on the practice of hydraulic fracturing and its associated risks.

Phase Out Chlorine-Based Chemicals

Vote for shareholder proposals to prepare a report on the phase-out of chlorine bleaching in paper production.

Vote on a case-by-case basis on shareholder proposals asking companies to cease or phase-out the use of chlorine bleaching.

Land Procurement and Development	Vote for shareholder proposals requesting that companies report on or adopt policies for land procurement and utilize the policies in their decision-making.

Deforestation and Forest Value Creators	Vote for shareholder proposals requesting companies adopt No Deforestation, No Peat, No Exploitation (NDPE) policies, set targets, pursue certifications or otherwise seek to avoid or minimize deforestation risks in their operations or supply chains, especially through their sourcing of forest-risk commodities like soy, palm oil, cattle, and paper/pulp. Vote for shareholder proposals requesting related disclosures.

Vote for shareholder proposals requesting companies adopt forest positive business strategies.

Report on the Sustainability of Concentrated Area Feeding Operations (CAFO)	Vote for requests that companies report on the sustainability and the environmental impacts of both company-owned and contract livestock operations.

Adopt a Comprehensive Recycling Policy

Vote for shareholder proposals requesting the preparation of a report on the company‘s recycling efforts.

Vote for shareholder proposals that ask companies to increase their recycling efforts or to adopt a formal recycling policy.

Nuclear Energy

Vote for shareholder proposals seeking the preparation of a report on a company‘s nuclear energy procedures.

Vote case-by-case on proposals that ask the company to cease the production of nuclear power.

Water Use

Vote for shareholder proposals seeking the preparation of a report on a company‘s risks linked to water use.

Vote for resolutions requesting companies to promote the “human right to water” as articulated by the United Nations.

Vote for shareholder proposals requesting that companies report on or adopt policies for water use that incorporate social and environmental factors.

Kyoto Protocol Compliance	Vote for shareholder proposals asking companies to review and report on how companies will meet GHG reduction targets of the Kyoto-compliant countries in which they operate.

Health and Safety

Toxic Materials

Vote for shareholder proposals asking companies to report on policies and activities to ensure product safety.

Vote for shareholder proposals asking companies to disclose annual expenditures relating to the promotion and/or environmental cleanup of toxins.

Vote for shareholder proposals asking companies to report on the feasibility of removing, or substituting with safer alternatives, all “harmful” ingredients used in company products.

Product Safety	Generally vote for proposals requesting the company to report on or adopt consumer product safety policies and initiatives.

Generally vote for proposals requesting the study, adoption and/or implementation of consumer product safety programs in the company’s supply chain.

Workplace/Facility Safety

Vote for shareholder proposals requesting workplace safety reports, including reports on accident risk reduction efforts.

Vote shareholder proposals requesting companies report on or implement procedures associated with their operations and/or facilities on a case-by-case basis.

Generally vote for shareholder proposals seeking to establish provision of paid leave to employees or requesting related disclosure or a feasibility study of such an action, with particular attention to situations where such a policy would impact public health or workplace safety.

Report on Handgun Safety Initiatives	Vote for shareholder proposals asking the company to report on its efforts to promote handgun safety. Vote for shareholder proposals asking the company to stop the sale of handguns and accessories.

Phase-Out or Label Products Containing Genetically Engineered Ingredients

Vote case-by-case basis for shareholder proposals to label products that contain genetically engineered products or products from cloned animals.

Vote case-by-case basis for shareholder proposals that ask the company to phase out the use of genetically engineered ingredients in their products.

Vote for shareholder proposals that ask the company to report on the use of genetically engineered organisms in their products.

Vote for shareholder proposals asking for reports on the financial, legal, and operational risks posed by the use of genetically engineered organisms.

Tobacco-Related Proposals

Vote for shareholder proposals seeking to limit the sale of tobacco products to children.

Vote for shareholder proposals asking producers of tobacco product components (such as filters, adhesives, flavorings, and paper products) to halt sales to tobacco companies.

Vote for shareholder proposals that ask restaurants to adopt smoke-free policies and that ask tobacco companies to support smoke-free legislation.

Vote for shareholder proposals seeking a report on a tobacco company‘s advertising approach.

Vote for shareholder proposals at insurance companies to cease investment in tobacco companies.

Vote for proposals at producers of cigarette components calling for a report outlining the risks and potential liabilities of the production of these components.

Vote for proposals calling for tobacco companies to cease the production of tobacco products.

Vote for shareholder proposals asking companies to stop all advertising, marketing and sale of cigarettes using the terms “light,” “ultra-light,” “mild,” and other similar words and/or colors.

Vote for shareholder proposals asking companies to increase health warnings on cigarette smoking. (i.e.: information for pregnant women, “Canadian Style” warnings, filter safety).

Adopt Policy/Report on Drug Pricing

Vote for shareholder proposals to prepare a report on drug pricing.

Vote for shareholder proposals to adopt a formal policy on drug pricing.

Vote for shareholder proposals that call on companies to develop a policy to provide affordable HIV, AIDS, tuberculosis and malaria drugs in third-world nations.

Vote for proposals asking for reports on the economic effects and legal risks of limiting pharmaceutical products to Canada or certain wholesalers.

Vote case-by-case proposals requesting that companies adopt policies not to constrain prescription drug re-importation by limiting supplies to foreign markets.

Government and Military

Prepare Report to Renounce Future Landmine Production	Vote for shareholder proposals seeking a report on the renouncement of future landmine production.

Prepare Report on Foreign Military Sales	Vote for shareholder proposals to report on foreign military sales or offset agreements. Vote case-by-case on proposals that call for outright restrictions on foreign military sales.

Depleted Uranium/Nuclear Weapons	Vote for shareholder proposals requesting a report on involvement, policies, and procedures related to depleted uranium and nuclear weapons.

Adopt Ethical Criteria for Weapons Contracts	Vote for shareholder proposals asking companies to review and amend, if necessary, the company‘s code of conduct and statements of ethical criteria for military production-related contract bids, awards and execution.

Animal Welfare

Animal Rights/Testing	Vote for shareholder proposals that seek to limit unnecessary animal testing where alternative testing methods are feasible or not barred by law.

Vote for shareholder proposals that ask companies to adopt and/or report on company animal welfare standards or animal welfare-related risks.

Vote for shareholder proposals asking companies to report on the operational costs and liabilities associated with selling animals.

Vote for shareholder proposals to eliminate cruel product testing methods.

Vote for shareholder proposals that seek to monitor, limit, report, or eliminate outsourcing animal testing to overseas laboratories.

Vote for shareholder proposals to publicly adopt or adhere to an animal welfare policy at both company and contracted laboratory levels.

Vote for shareholder proposals to evaluate, adopt or require suppliers to adopt CAK and/or CAS slaughter methods.

Political and Charitable Giving

Lobbying Efforts

Vote for shareholder proposals asking companies to review and report on how companies utilize lobbying efforts to challenge scientific research and governmental legislation.

Vote for proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures.

Vote for shareholder proposals asking companies to report on if and how lobbying activities are aligned with the goals of the Paris Climate Agreement or other key sustainability policy.

Political Contributions/Non-Partisanship

Vote for proposals calling for a company to disclose its political and trade association contributions, unless the terms of the proposal are unduly restrictive.

Vote for proposals calling for a company to maintain a policy of non-partisanship.

Vote against proposals calling for a company to refrain from making any political contributions.

Charitable Contributions

Generally vote for shareholder resolutions seeking enhanced transparency on corporate philanthropy.

Vote against shareholder proposals imposing charitable giving criteria or requiring shareholder ratification of grants.

Vote against shareholder proposals requesting that companies prohibit charitable contributions.

Disclosure on Prior Government Service	Vote for shareholder proposals calling for the disclosure of prior government service of the company‘s key executives.

Consumer Lending and Economic Development

Adopt Policy/Report on Predatory Lending Practices	Vote for shareholder proposals seeking the development of a policy or preparation of a report to guard against predatory lending practices.

Disclosure on Credit in Developing Countries (LDCs) or Forgive LDC Debt

Vote for shareholder proposals asking for disclosure on lending practices in developing countries, unless the company has demonstrated a clear proactive record on the issue.

Vote against shareholder proposals asking banks to forgive loans outright.

Vote case-by-case on shareholder proposals asking for loan forgiveness at banks that have failed to make reasonable provisions for non-performing loans.

Vote for proposals to restructure and extend the terms of non-performing loans.

Community Investing	Vote for proposals that seek a policy review or report addressing the company’s community investing efforts.

Miscellaneous

Adult Entertainment	Vote for shareholder proposals that seek a review of the company‘s involvement with pornography.

Abortion/Right to Life Issues	Vote case-by-case on shareholder proposals that address right to life issues.

Anti-Social Proposals

Vote against shareholder proposals that do not seek to ultimately advance the goals of the social investment community.

Vote against on anti-social shareholder proposals seeking a review or report on the company’s charitable contributions.

Violence and Adult Themes in Video Games	Vote for shareholder proposals asking for reports on company policies related to the sale of mature-rated video games to children and teens.

Corporate Welfare	Vote for resolutions that ask corporations to report the corporate welfare benefits they receive.

Corporate Tax Avoidance	Vote for proposals that seek disclosure of the policies and procedures that guide the company’s global tax strategies.

Minimum Wage Principles	Vote for proposals asking companies to adopt principles for minimum wage reform. Vote for proposals asking companies to report on their response to wealth inequality in our society.

Child Sexual Exploitation

Vote for proposals asking companies in the tourism service to report on and adopt policies prohibiting the sexual exploitation of minors on company premises.

Vote for proposals seeking to protect children from sexual exploitation

Adopting or Amending Clawback Policies

Vote for on proposals asking companies to adopt or amend “clawback” polices.

Vote for on proposals asking companies to disclose annually whether the Board recouped any incentive compensation from any senior executive using “clawback” polices.

Disclosure Related to Opioid Risks	Vote for on proposals asking companies to disclose how the board monitors opioid-related risks.

Routine Business

Accept Financial Statements and Statutory Reports

Generally vote for approval of financial statements and director and auditor reports, unless the following apply, in which case we will vote on case-by-case basis:

•  There are concerns about the accounts presented or audit procedures used; or

•  The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Approve Allocation of Income and Dividends

Vote for approval of the allocation of income, unless:

•  The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•  The payout is excessive given the company’s financial position.

Approve Dividends

Vote for approval of the allocation of income, unless:

•  The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•  The payout is excessive given the company’s financial position.

Accept Consolidated Financial Statements and Statutory Reports

Generally vote for approval of financial statements and director and auditor reports, unless:

•  There are concerns about the accounts presented or audit procedures used; or

•  The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Approve Financial Statements, Allocation of Income, and Discharge Directors

Generally vote for discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties such as the following, which we vote on case-by-case basis:

•  A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest;

•  Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed

(and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

•  Other egregious governance issues where shareholders will bring legal action against the company or its directors.

Other Business	Generally vote against other business when it appears as a voting item

Designate X as Independent Proxy	Generally vote for designating an independent proxy in order to comply with local market legal framework in the absence of the significant concerns.

Discuss/Approve Company’s Corporate Governance Structure/Statement	Approval of corporate governance codes is in the best interest of all company shareholders, SRI generally will vote for approving corporate governance statements in order to achieve full compliance with the local market code.

Approve Stock Dividend Program

Vote for approval of the allocation of income, unless:

•  The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•  The payout is excessive given the company’s financial position.

Receive/Approve Report/Announcement

Generally vote for approval of financial statements and director and auditor reports, unless the following, which we vote on case-by-case basis:

•  There are concerns about the accounts presented or audit procedures used; or

•  The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Change Company Name	Generally vote for changing the corporate name unless there is compelling evidence that the change would adversely affect shareholder value.

Change Location of Registered Office/Headquarters	Generally vote for the approval of changes to office locations as long as the change is deemed to have no effect on the value of the share or on the rights of the company’s shareholders.

Approve/Amend Regulations on General Meetings	The board should have some flexibility to adjust its businesses and respond to changing market conditions in a thoughtful manner. Domini will generally vote for adjustments to its business scope as long as the request is deemed reasonable.

Amend Corporate Purpose	Generally vote for amending the corporate purpose as long as these proposals are not deemed contentious and the management’s rationale behind the amendments is satisfactory.

Change Date/Location of Annual Meeting

Generally vote for management proposals to change the date, time, or location of the annual meeting unless the proposed change is unreasonable.

Vote on case-by-case basis on shareholder proposals to change the date, time, or location of the annual meeting unless the current scheduling or location is unreasonable.

Allow Electronic Distribution of Company Communications	Generally vote for this proposal given its routine nature.

Approve Company’s Membership in an Association/Organization	Generally vote for this proposal given its routine nature.

Approve Delisting of Shares from Stock Exchange	Generally vote for this proposal given its routine nature.

Approve Dividend Distribution Policy

Vote for approval of the allocation of income, unless:

•  The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•  The payout is excessive given the company’s financial position.

Approve Investment and Financing Policy	Generally vote for this proposal given its routine nature.

Approve Listing of Shares on a Secondary Exchange	Generally vote for this proposal given its routine nature.

Approve Provision for Asset Impairment	Generally vote for this proposal given its routine nature.

Approve Provisionary Budget and Strategy for Fiscal Year 20XX	Generally vote for this proposal given its routine nature.

Approve Publication of Information in English	Generally vote for this proposal given its routine nature.

Approve Special/Interim Dividends	Generally vote for this proposal given its routine nature.

Approve Standard Accounting Transfers	Generally vote for this proposal given its routine nature.

Approve Suspension of Shares from Trading	Generally vote for this proposal given its routine nature.

Approve Treatment of Net Loss	Generally vote for this proposal given its routine nature.

Approve X as Trustee of the Trust	Generally vote for this proposal given its routine nature.

Change Fiscal Year End	Generally vote for resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

Ratify Past Allocation of Income and Dividends

Vote for approval of the allocation of income, unless:

•  The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•  The payout is excessive given the company’s financial position.

Formalities

Authorize Filing of Required Documents/Other Formalities	Generally vote for this proposal given its routine nature.

Elect Chairman and/or Secretary of Meeting	Generally vote for this proposal given its routine nature.

Designate Inspector or Shareholder Representative(s) of Minutes of Meeting and/or Vote Tabulation	Generally vote for this proposal given its routine nature.

Approve Minutes of Previous Meeting	Generally vote for this proposal given its routine nature.

Authorize Board to Ratify and Execute Approved Resolutions	As this item is dependent on whether the other proposals on the ballot warrant support or opposition, it is evaluated on a case-by-case basis.

Prepare and Approve List of Shareholders	Generally vote for this proposal given its routine nature.

Acknowledge Proper Convening of Meeting	Generally vote for this proposal given its routine nature.

Open Meeting	Generally vote for this proposal given its routine nature.

Approve Meeting Procedures	Generally vote for this proposal given its routine nature.

Close Meeting	Generally vote for this proposal given its routine nature.

Allow Questions	Generally vote for this proposal given its routine nature.

Call the Meeting to Order	Generally vote for this proposal given its routine nature.

Approve XX XXX, 20XX, as Record Date for Effectiveness of X Resolution OR this Meeting’s Resolutions	Generally vote for this proposal given its routine nature.

Designate Newspaper to Publish Meeting Announcements	Generally vote for this proposal given its routine nature.

In the Event of a Second Call, the Voting Instructions Contained in this Proxy Card may also be Considered for the Second Call	Generally vote for this proposal given its routine nature.

*	All Items not addressed in this matrix will be referred to Domini for voting instructions

PART C

ITEM 28.	EXHIBITS

(6)	a(1)	Second Amended and Restated Declaration of Trust of the Registrant
(11)	a(2)	Amendment to Declaration of Trust of the Registrant
(12)	a(3)	Amendment to Declaration of Trust of the Registrant with respect to the Domini EuroPacific Social Equity Fund and the Domini PacAsia Social Equity Fund
(15)	a(4)	Amendment to Second Amended and Restated Declaration of Trust (reflecting name change from Domini EuroPacific Social Equity Fund to Domini European PacAsia Social Equity Fund effective 11/30/2007)
(17)	a(5)	Amendment to Declaration of Trust of the Registrant with respect to the Class A shares and Institutional shares of the Domini Social Equity Fund, Domini European Social Equity Fund, Domini European PacAsia Social Equity Fund and Domini PacAsia Social Quity Fund dtd 9/3/2008
(18)	a(6)	Amendment to Declaration of Trust of the Registrant with respect to Investor shares and Class A shares of the Domini International Social Equity Fund effective 11/27/2009
(19)	a(7)	Amendment to Declaration of Trust of the Registrant with respect to the Domini International Social Equity Fund, Domini European Social Equity Fund, and Domini PacAsia Social Equity Fund effective 11/27/2009
(21)	a(8)	Amendment to Declaration of Trust of the Registrant with respect to the establishment of the Institutional shares of the Domini Social Bond Fund effective 11/30/2011
(22)	a(9)	Amendment to Declaration of Trust of the Registrant with respect to the establishment of the Institutional shares of the Domini International Social Equity Fund effective 11/30/2012
(27)	a(10)	Amendment to Declaration of Trust of the Registrant with respect to the name changes effective 11/30/2016
(29)	a(11)	Amendment to Declaration of Trust of the Registrant with respect to the establishment of Class Y shares of the Domini Impact International Equity Fund and Domini Impact Bond Fund effective 1/29/2018
(29)	a(12)	Amendment to Declaration of Trust of the Registrant with respect to a change in the principal business address of the Trust effective February 26, 2018
(33)	a(13)	Amendment to Declaration of Trust of the Registrant with respect to Domini Sustainable Solutions Fund
(36)	a(14)	Amendment to Declaration of Trust of the Registrant with respect to Domini International Opportunities Fund
(11)	b	Amended and Restated By-Laws of the Registrant
(5)	d(1)	Management Agreement between the Registrant and Domini Social Investments LLC (“Domini”) with respect to Domini Social Bond Fund
(11)	d(2)	Amendment to Management Agreement between the Registrant and Domini with respect to Domini Social Bond Fund
(10)	d(3)	Submanagement Agreement between Domini and Seix Advisors (“Seix”) with respect to Domini Social Bond Fund
(11)	d(4)	Management Agreement between the Registrant and Domini with respect to Domini European Social Equity Fund
(16)	d(5)	Amendment to Submanagement Agreement between Domini and Seix with respect to the Domini Social Bond Fund effective 4/25/2008
(17)	d(6)	Amended and Restated Management Agreement between the Registrant and Domini with respect to the Domini Social Equity Fund effective 11/28/2008
(22)	d(7)	Amendment to Submanagement Agreement between Domini and Wellington Management with respect to Domini Social Equity Fund and Domini International Social Equity Fund effective 05/01/2012
(24)	d(8)	Submanagement Agreement dated May 30, 2014, between Domini and Seix Investment Advisors LLC (“Seix”) with respect to Domini Social Bond Fund
(25)	d(9)	Submanagement Agreement between Domini and Wellington Management with respect to Domini Social Bond Fund as of 1/7/2015
(28)	d(10)	Amended and Restated Management Agreement between the Registrant and Domini with respect to Domini Impact Bond Fund effective 5/1/2017
(28)	d(11)	Amended and Restated Management Agreement between the Registrant and Domini with respect to Domini Impact Equity Fund and Domini Impact International Equity Fund effective 5/1/2017
(28)	d(12)	Amended and Restated Submanagement Agreement between Domini and Wellington Management with respect to Domini Impact Bond Fund effective 5/1/2017
(28)	d(13)	Amended and Restated Submanagement Agreement between Domini and Wellington Management with respect to Domini Impact Equity Fund and Domini Impact International Equity Fund effective 5/1/2017
(32)	d(14)	Amended and Restated Management Agreement between the Registrant and Domini with respect to the Domini Impact Equity Fund to reduce the Fund’s management fee, effective 12/1/2018
(32)	d(15)	Submanagement Agreement between Domini and SSGA Funds Management, Inc. with respect to Domini Impact Equity Fund effective 12/1/2018
(35)	d(16)	Amended and Restated Management Agreement between the Registrant and Domini with respect to Domini Sustainable Solutions Fund dated 1/31/2020
(35)	d(17)	Submanagement Agreement between Domini and SSGA Funds Management, Inc. with respect to Domini Sustainable Solutions Fund dated 3/1/2020
(36)	d(18)	Amended and Restated Management Agreement between the Registrant and Domini with respect to Domini Impact International Equity Fund to reduce the Fund’s management fee effective 8/1/2020
(36)	d(19)	Amended and Restated Submanagement Agreement between Domini and Wellington Management with respect to Domini Impact International Equity Fund to reduce the submanagement fee effective 8/1/2020
*	d(20)	Amended and restated Management Agreement between the Registrant and Domini with respect to the Domini International Opportunities Fund
*	d(21)	Submanagement agreement between Domini and SSGA Funds Management, Inc. with respect to Domini International Opportunities Fund
(11)	e(1)	Amended and Restated Distribution Agreement with respect to Investor Shares between the Registrant and DSIL Investment Services LLC (“DSILD”), as distributor
(8)	e(2)	Distribution Agreement with respect to Class R Shares between the Registrant and DSILD, as distributor
(12)	e(3)	Amended and Restated Distribution Agreement with respect to Investor Shares between the Registrant and DSILD
(17)	e(4)	Distribution Agreement between the Registrant and DSILD with respect to Class A shares
(17)	e(5)	Distribution Agreement between the Registrant and DSILD with respect to Institutional shares
(29)	e(6)	Distribution Agreement between the Registrant and DSILD with respect to Class Y shares
(3)	g(1)	Custodian Agreement between the Registrant and Investors Bank & Trust Company (“IBT”), as custodian
(7)	g(2)	Amendment to Custodian Agreement between the Registrant and IBT, as custodian
(8)	g(3)	Amendment to Custodian Agreement between the Registrant and IBT, as custodian
(11)	g(4)	Amendment to the Custodian Agreement between the Registrant and IBT, as custodian, effective as of 8/1/05
(12)	g(5)	Amendment to the Custodian Agreement between the Registrant and IBT, as custodian, effective as of 11/30/06
(18)	g(6)	Amendment to Custodian Agreement between the Registrant and State Street Bank and Trust Company (the successor to IBT) effective as of 11/27/2009
(25)	g(7)	Amendment to Custodian Agreement between the Registrant and State Street Bank and Trust Company effective as of 1/15/2015
(28)	g(8)	Amendment to Custodian Agreement between the Registrant and State Street Bank and Trust Company effective as of 9/6/2017
(35)	g(9)	Custodian Agreement between the Registrant and State Street Bank and Trust Company dated 1/17/2020
(35)	g(10)	Amendment to Custodian Agreement between the Registrant and State Street Bank and Trust Company regarding Domini Sustainable Solutions Fund
*	g(11)	Amendment to Custodian Agreement between the Registrant and State Street Bank and Trust Company regarding Domini International Opportunities Fund
(9)	h(1)	Transfer Agency Agreement between the Registrant and BNY Mellon Asset Servicing Inc. (formerly PNC Global Investment Servicing Inc.) (“BNY Mellon”)
(1)	h(2)	Sponsorship Agreement between the Registrant and Domini, as sponsor, with respect to Domini Social Equity Fund
(11)	h(3)	Amendment to Sponsorship Agreement between the Registrant and Domini, as sponsor, with respect to Domini Social Equity Fund
(12)	h(4)	Amendment to Sponsorship Agreement between the Registrant and Domini, as sponsor, with respect to Domini Social Equity Fund
(28)	h(5)	Expense Limitation Agreement effective as of 11/30/2017 with respect to the Domini Impact Equity Fund, Domini Impact International Equity Fund, and Domini Impact Bond Fund
(29)	h(6)	Expense Limitation Agreement effective as of February 15, 2018, with respect to Class Y shares of Domini Impact International Equity Fund and Domini Impact Bond Fund
(30)	h(7)	Expense Limitation Agreement effective as of 6/15/2018 with respect to the class A shares of Domini Impact Equity Fund and Domini Impact International Equity Fund
(31)	h(8)	Expense Limitation Agreement effective as of 12/1/2018 with respect to Investor, Class A, Institutional and R shares of the Domini Impact Equity Fund
(32)	h(9)	Expense Limitation Agreement effective as of 12/1/2018 with respect to Investor and Institutional shares of the Domini Impact Bond Fund
(34)	h(10)	Expense Limitation Agreement effective as of 11/29/2019 with respect to the Domini Impact Equity Fund (Inv, A, Instl, R), Domini Impact International Equity Fund (A, Y) and Domini

Impact Bond Fund (Inv, Instl, Y)
(35)	h(11)	Expense Limitation Agreement with respect to the Sustainable Solution Fund (Investor and Institutional shares)
*	h(12)	Expense Limitation Agreement with respect to the International Opportunities Fund (Investor and Institutional shares)
(5)	h(13)	Administration Agreement between the Registrant and Domini
(12)	h(14)	Administration Agreement between the Registrant and IBT dated as of 10/15/02
(12)	h(15)	Amendment dated as of 11/30/06 to the Administration Agreement between the Registrant and IBT
(27)	h(16)	Amendment dated as of 8/01/05 to the Administration Agreement between the Registrant and Investors Bank and Trust Company
(27)	h(17)	Amendment dated as of 11/27/09 to the Administration Agreement between the Registrant and State Street Bank and Trust Company (the successor to Investors Bank and Trust Company)
(35)	h(18)	Administration Agreement between the Registrant and State Street Bank and Trust Company dated 1/17/2020
(35)	h(19)	Amendment to Administration Agreement between the Registrant and State Street Bank and Trust Company regarding Domini Sustainable Solutions Fund
(14)	h(20)	Amendment to Transfer Agency Agreement between the Registrant and BNY Mellon effective as of 7/5/06
(15)	h(21)	Amendment to Transfer Agency Agreement between the Registrant and BNY Mellon, effective as of 9/5/07
(28)	h(22)	Amendment to Transfer Agency Agreement between the Registrant and BNY Mellon, effective 07/01/2017
(30)	h(23)	Amendment to Transfer Agency Agreement between the Registrant and BNY Mellon, effective March 1, 2018
(32)	h(24)	Amendment to Transfer Agency Agreement between the Registrant and BNY Mellon, effective 09/21/2018
(32)	h(25)	Amendment to Transfer Agency Agreement between the Registrant and BNY Mellon, effective 10/30/2018
(33)	h(26)	Amendment to Transfer Agency Agreement between the Registrant and BNY Mellon, effective 12/31/2018
(35)	h(27)	Amendment to Transfer Agency Agreement between the Registrant and BNY Mellon regarding Domini Sustainable Solutions Fund dated 1/31/2020
(36)	h(28)	Amendment to Transfer Agency Agreement between the Registrant and BNY Mellon, effective June 21, 2020
(35)	h(29)	Master Services Agreement regarding Transfer Agent and Shareholder Services between the Registrant and Ultimus Fund Solutions, LLC dated 1/10/2020
*	h(30)	Amendment to Master Services Agreement regarding Transfer Agent and Shareholder Services between the Registrant and Ultimus Fund Solutions, LLC dated 1/10/2020 regarding Domini International Opportunities Fund
*	h(31)	Amendment to Administration Agreement between the Registrant and State Street Bank and Trust Company regarding Domini International Opportunities Fund
(16)	h(32)	Shareholder Services Agreement between Registrant and Domini effective 6/2/08
(2)(4) (11)(13) (17) (30)(35) *	i	Opinion and consent of counsel
*	j	Consent of independent registered public accounting firm
(8)	m(1)	Amended and Restated Distribution Plan of the Registrant with respect to Investor Shares
(17)	m(2)	Distribution Plan of the Registrant with respect to Class A shares
(7)	n	Multiple Class Plan of the Registrant
(20)	p(1)	Code of Ethics of the Registrant
(33)	p(2)	Code of Ethics of Domini and DSILD
(23)	p(3)	Code of Ethics of Seix Advisors
(32)	p(4)	Code of Ethics of Wellington Management Company, LLP
(33)	p(5)	Code of Ethics of SSGA Funds Management, Inc.
(36)	q	Powers of Attorney
*	101.INS	XBRL Instance Document - the instance document does not appear on the Interactive Data file because its XBRL tags are embedded within the Inline XBRL document
*	101.SCH	XBRL Taxonomy Extension Schema Document
*	101.CAL	XBRL Taxonomy Extension Calculation Linkbase
*	101.DEF	XBRL Taxonomy Extension Definition Linkbase
*	101.LAB	XBRL Taxonomy Labels Linkbase
*	101.PRE	XBRL Taxonomy Presentation Linkbase

(1)	Incorporated herein by reference from Post-Effective Amendment No. 11 to the Registrant’s Registration Statement as filed with the SEC on November 25, 1997.
(2)	Incorporated herein by reference from Post-Effective Amendment No. 13 to the Registrant’s Registration Statement as filed with the SEC on September 29, 1999.
(3)	Incorporated herein by reference from Post-Effective Amendment No. 14 to the Registrant’s Registration Statement as filed with the SEC on November 23, 1999.
(4)	Incorporated herein by reference from Post-Effective Amendment No. 16 to the Registrant’s Registration Statement as filed with the SEC on January13, 2000.
(5)	Incorporated herein by reference from Post-Effective Amendment No. 19 to the Registrant’s Registration Statement as filed with the SEC on November 28, 2000.
(6)	Incorporated herein by reference from Post-Effective Amendment No. 20 to the Registrant’s Registration Statement as filed with the SEC on September 28, 2001.
(7)	Incorporated herein by reference from Post-Effective Amendment No. 23 to the Registrant’s Registration Statement as filed with the SEC on September 29, 2003.
(8)	Incorporated herein by reference from Post-Effective Amendment No. 24 to the Registrant’s Registration Statement as filed with the SEC on November 26, 2003.
(9)	Incorporated herein by reference from Post-Effective Amendment No. 25 to the Registrant’s Registration Statement as filed with the SEC on September 29, 2004.
(10)	Incorporated herein by reference from Post-Effective Amendment No. 27 to the Registrant’s Registration Statement as filed with the SEC on June 10, 2005.
(11)	Incorporated herein by reference from Post-Effective Amendment No. 28 to the Registrant’s Registration Statement as filed with the SEC on August 29, 2005.
(12)	Incorporated herein by reference from Post-Effective Amendment No. 31 to the Registrant’s Registration Statement as filed with the SEC on September 11, 2006.
(13)	Incorporated herein by reference from Post-Effective Amendment No. 32 to the Registrant’s Registration Statement as filed with the SEC on November 17, 2006.
(14)	Incorporated herein by reference from Post-Effective Amendment No. 33 to the Registrant’s Registration Statement as filed with the SEC on September 20, 2007.
(15)	Incorporated herein by reference from Post-Effective Amendment No. 34 to the Registrant’s Registration Statement as filed with the SEC on November 19, 2007.
(16)	Incorporated herein by reference from Post-Effective Amendment No. 36 to the Registrant’s Registration Statement as filed with the SEC on September 26, 2008.
(17)	Incorporated herein by reference from Post-Effective Amendment No. 37 to the Registrant’s Registration Statement as filed with the SEC on November 26, 2008.
(18)	Incorporated herein by reference from Post-Effective Amendment No. 38 to the Registrant’s Registration Statement as filed with the SEC on September 8, 2009.
(19)	Incorporated herein by reference from Post-Effective Amendment No. 39 to the Registrant’s Registration Statement as filed with the SEC on November 24, 2009.
(20)	Incorporated herein by reference from Post-Effective Amendment No. 40 to the Registrant’s Registration Statement as filed with the SEC on November 24, 2010.
(21)	Incorporated herein by reference from Post-Effective Amendment No. 41 to the Registrant’s Registration Statement as filed with the SEC on November 28, 2011.
(22)	Incorporated herein by reference from Post-Effective Amendment No. 43 to the Registrant’s Registration Statement as filed with the SEC on November 28, 2012.
(23)	Incorporated herein by reference from Post-Effective Amendment No. 45 to the Registrant’s Registration Statement as filed with the SEC on November 26, 2013.
(24)	Incorporated herein by reference from Post-Effective Amendment No. 47 to the Registrant’s Registration Statement as filed with the SEC on November 26, 2014.
(25)	Incorporated herein by reference from Post-Effective Amendment No. 49 to the Registrant’s Registration Statement as filed with the SEC on September 21, 2015.

(26)	Incorporated herein by reference from Post-Effective Amendment No. 50 to the Registrant’s Registration Statement as filed with the SEC on November 25, 2015.
(27)	Incorporated herein by reference from Post-Effective Amendment No. 52 to the Registrant’s Registration Statement as filed with the SEC on November 28, 2016.
(28)	Incorporated herein by reference from Post-Effective Amendment No. 52 to the Registrant’s Registration Statement as filed with the SEC on November 28, 2017.
(29)	Incorporated herein by reference from Post-Effective Amendment No. 56 to the Registrant’s Registration Statement as filed with the SEC on March 23, 2018.
(30)	Incorporated herein by reference from Post-Effective Amendment No. 57 to the Registrant’s Registration Statement as filed with the SEC on June 14, 2018.
(31)	Incorporated herein by reference from Post-Effective Amendment No. 64 to the Registrant’s Registration Statement as filed with the SEC on September 14, 2018
(32)	Incorporated herein by reference from Post-Effective Amendment No. 66 to the Registrant’s Registration Statement as filed with the SEC on November 27, 2018.
(33)	Incorporated herein by reference from Post-Effective Amendment No. 68 to the Registrant’s Registration Statement as filed with the SEC on November 12, 2019.
(34)	Incorporated herein by reference from Post-Effective Amendment No. 69 to the Registrant’s Registration Statement as filed with the SEC on November 26, 2019.
(35)	Incorporated herein by reference from Post-Effective Amendment No. 73 to the Registrant’s Registration Statement as filed with the SEC on February 28, 2020.
(36)	Incorporated herein by reference from Post-Effective Amendment No. 75 to the Registrant’s Registration Statement as filed with the SEC on August 20, 2020.
*	Filed herewith.

ITEM 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Not applicable.

ITEM 30.	INDEMNIFICATION

Reference is hereby made to (a) Article V of the Registrant’s Second Amended and Restated Declaration of Trust, incorporated herein by reference; and (b) Section 4 of the Distribution Agreements by and between the Registrant and DSIL Investment Services LLC, incorporated herein by reference.

The trustees and the officers of the Registrant and the personnel of the Registrant’s administrator and distributor are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Domini Impact Investments LLC (“Domini”) is a Massachusetts limited liability company with offices at 180 Maiden Lane, Suite 1302, New York, New York 10038, and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

The officers of Domini are as follows:

Name and Capacity with Domini	Other Business, Profession, Vocation, or Employment During the Past Two Fiscal Years	Principal Business Address
Amy Domini Thornton Chairperson (since 2016); Member and Manager (since 1997)	Portfolio Manager, Domini Impact Equity Fund (since 2018),Domini Sustainable Solutions Fund (since 2020) and Domini International Opportunities Fund (since 2020); Chair and Trustee (since 1990) and President of the Trust (1990-2017). Manager (since 1998) and Registered Principal (2003-2017), DSIL Investment Services LLC (broker-dealer); Manager, Domini Holdings LLC (holding company) (since 2002); Trustee, New England Quarterly (periodical) (since 1998); Private Trustee, Loring, Wolcott & Coolidge Office (fiduciary) (since 1987); Partner (since 1994), Loring Wolcott & Coolidge Fiduciary Advisors, LLP (investment advisor); Manager (since 2010), Loring Wolcott & Coolidge Trust, LLC (trust company); Board Member (since 2016), Cambridge Public Library Foundation (nonprofit).	180 Maiden Lane, Suite 1302, New York, New York 10038

Carole M. Laible CEO and Manager (since 2016), Member (since 2006)	Portfolio Manager, Domini Impact Equity Fund (since 2018), Domini Sustainable Solutions Fund (since 2020) and Domini International Opportunities Fund (since 2020); President (since 2017), Domini Investment Trust; Treasurer (1997-2017), Vice President (2007-2017), President (since 2017); President and CEO (since 2002), Registered Principal (since 1998) Chief Financial Officer, Secretary, and Treasurer (since 1998), DSIL Investment Services LLC (broker-dealer); Manager (since 2016), Domini Holdings LLC (holding company).	180 Maiden Lane, Suite 1302, New York, New York 10038

Maurizio Tallini Chief Compliance Officer (since 2005), Member (since 2007), Chief Information Security Officer (since 2015)	Vice President (since 2007), Chief Compliance Officer (since 2005), and Chief Information Security Officer (since 2015), Domini Funds. Chief Compliance Officer (since 2015), Chief Information Security Officer (since 2015), Registered Principal (since 2014), and Registered Representative (2012-2015), DSIL Investment Services LLC.	180 Maiden Lane, Suite 1302, New York, New York 10038

Megan L. Dunphy General Counsel (since 2014); Member (since 2017)	Vice President (since 2013), Secretary (since 2005) and Chief Legal Officer (since 2014), Domini Funds.	180 Maiden Lane, Suite 1302, New York, New York 10038

Christina Povall Chief Financial Officer (since 2014); Member (since 2017)	Treasurer (since 2017), Assistant Treasurer (2007-2017) and Vice President (since 2013), Domini Funds; Registered Operations Professional, DSIL Investment Services (since 2012).	180 Maiden Lane, Suite 1302, New York, New York 10038

The principal business address of Wellington Management Company LLP (“Wellington Management”), a Delaware limited liability partnership, is 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is an investment adviser registered under the Investment Advisers Act of 1940. Additional information as to Wellington Management and the directors and officers of Wellington Management is included in Wellington Management’s Form ADV filed with the Securities and Exchange Commission (File No. 801-15908), which is incorporated herein by reference and sets forth the officers and directors of Wellington Management and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

The principal business address of SSGA Funds Management, Inc. (“SSGA FM”), a Massachusetts corporation, is One Iron Street, Boston, Massachusetts 02210. SSGA FM is a wholly-owned subsidiary of State Street Global Advisors, Inc. which itself is a wholly-owned subsidiary of State Street Corporation (“State Street”), a publicly traded financial holding company organized in Massachusetts. SSGA FM is an investment adviser registered under the Investment Advisers Act of 1940. SSGA FM and certain other affiliates of State Street make up State Street Global Advisors (“SSGA”). Additional information as to SSGA FM and the directors and officers of SSGA FM is included in SSGA FM’s Form ADV filed with the Securities and Exchange Commission (File No. 801- 60103), which is incorporated herein by reference and sets forth the officers and directors of SSGA FM and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

ITEM 32.	PRINCIPAL UNDERWRITERS

(a)	DSIL Investment Services LLC is the distributor for the Registrant.

(b)

The information required by this Item 27 with respect to each manager or officer of DSIL Investment Services LLC is incorporated herein by reference from Schedule A of Form BD as filed by DSIL Investment Services LLC (File No. 008-44763) pursuant to the Securities Exchange Act of 1934, as amended.

(c)	Not applicable.

ITEM 33.	LOCATION OF ACCOUNTS AND RECORDS

The accounts and records of the Registrant are located, in whole or in part, at the offices of the Registrant and at the following locations:

Name:	Address:

Domini Impact Investments LLC (manager)	180 Maiden Lane, Suite 1302, New York, New York 10038

Wellington Management Company LLP (submanager)	280 Congress Street Boston, MA 02210

SSGA Funds Management, Inc. (submanager)	One Iron Street Boston, Massachusetts 02210

DSIL Investment Services LLC (distributor)	180 Maiden Lane, Suite 1302, New York, New York 10038

State Street Bank and Trust Company (custodian)	100 Summer Street Boston, MA 02110

BNY Mellon Investment Servicing (U.S.) Inc. (former transfer agent)	4400 Computer Drive Westborough, MA 01581

Iron Mountain Records Management (offsite records storage)	100 Harbor Drive Jersey City, NJ 07305

Blank Rome LLP (counsel to independent trustees of the Trust)	1271 Avenue of the Americas New York, NY 10020

Datto Corp. (electronic data media storage and backup server)	101 Merritt 7, 7th floor Norwalk, CT 06851

DLT Solutions (electronic data media storage and backup server)	2411 Dulles Corner Park, Suite 800 Herndon, VA 20171

DataBankHoldings, Ltd. (electronic data media storage and backup server)	14926 Pony Express Road Bluffdale, UT 84065

Global Relay Communications Inc. (electronic vaulting of email and data media storage)	220 Cambie Street, 2nd Floor Vancouver, B.C. Canada V6B2M9

Advisor Vault (electronic data media storage and backup)	842 Broadview Ave, Toronto, Ontario, M4K 2R1

Ultimus Fund Solutions, LLC (transfer agent)	Ultimus Fund Solutions, LLC 225 Pictoria Dr. Suite 450 Cincinnati, OH 45246

ITEM 34.	MANAGEMENT SERVICES

Not applicable.

ITEM 35.	UNDERTAKINGS

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment (this “Amendment”) to its Registration Statement on Form N-1A under Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Amendment to be signed on its behalf by the undersigned, duly authorized, in the City of New York and the State of New York on November 24, 2020.

DOMINI INVESTMENT TRUST on behalf of its series: Domini International Opportunities Fund

By:	/s/ Carole M. Laible
Carole M. Laible President

Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities indicated below on November 24, 2020.

Signature	Title

/s/ Carole M. Laible	President (Principal Executive Officer) Domini Investment Trust
Carole M. Laible

/s/ Christina M. Povall	Treasurer (Principal Accounting and Financial Officer) and Vice President of Domini Investment Trust
Christina M. Povall

/s/ Amy Domini Thornton	Trustee of Domini Investment Trust
Amy Domini Thornton

/s/ Kirsten S. Moy*	Trustee of Domini Investment Trust
Kirsten S. Moy

/s/ Gregory A. Ratliff*	Trustee of Domini Investment Trust
Gregory A. Ratliff

/s/ John L. Shields*	Trustee of Domini Investment Trust
John L. Shields

*By: /s/ Carole M. Laible
Carole M. Laible Executed by Carole M. Laible on behalf of those indicated pursuant to Powers of Attorney dated July 28, 2020.

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

d(20)	Amended and restated Management Agreement between the Registrant and Domini with respect to the Domini International Opportunities Fund

d(21)	Submanagement agreement between Domini and SSGA Funds Management, Inc. with respect to Domini International Opportunities Fund

g(11)	Amendment to Custodian Agreement between the Registrant and State Street Bank and Trust Company regarding Domini International Opportunities Fund

h(12)	Expense Limitation Agreement with respect to the International Opportunities Fund (Investor and Institutional shares)

h(30)	Amendment to Master Services Agreement regarding Transfer Agent and Shareholder Services between the Registrant and Ultimus Fund Solutions, LLC dated 1/10/2020 regarding Domini International Opportunities Fund

h(31)	Amendment to Administration Agreement between the Registrant and State Street Bank and Trust Company regarding Domini International Opportunities Fund

i	Opinion and consent of counsel

j	Consent of independent registered public accounting firm

101.INS	XBRL Instance Document - the instance document does not appear on the Interactive Data file because its XBRL tags are embedded within the Inline XBRL document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase

101.DEF	XBRL Taxonomy Extension Definition Linkbase

101.LAB	XBRL Taxonomy Labels Linkbase

101.PRE	XBRL Taxonomy Presentation Linkbase